                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM N-1A

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

                            REGISTRATION NO. 33-7699

                         Post-Effective Amendment No. 29

                                       and

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940

                            REGISTRATION NO. 811-4786

                                Amendment No. 29

                             ARIEL INVESTMENT TRUST
                       200 East Randolph Drive, Suite 2900
                             Chicago, Illinois 60601
                                 (312) 726-0140

              Agent for service:                       With a copy to:
       Sheldon R. Stein or Erik D. Ojala                  Arthur Don
            Ariel Investment Trust                    Seyfarth Shaw LLP
      200 East Randolph Drive, Suite 2900     55 East Monroe Street, Suite 4200
            Chicago, Illinois 60601                Chicago, Illinois 60603
                (312) 726-0140                          (312) 781-8611

It is proposed that this filing will become effective:

         immediately upon filing pursuant to paragraph (b)
    ----
      X  on February 1, 2004 pursuant to paragraph (b)
    ----
         60 days after filing pursuant to paragraph (a)(1)
    ----
         on (date) pursuant to paragraph (a)(1)
    ----
         75 days after filing pursuant to paragraph (a)(2)
    ----
         on (date) pursuant to paragraph (a)(2) of rule 485.
    ----

Title of Securities Being Registered: Shares of Beneficial Interest of:

(1) Ariel Fund
(2) Ariel Appreciation Fund
(3) Ariel Premier Growth Fund - Investor Class
(4) Ariel Premier Bond Fund - Investor Class
(5) Ariel Premier Growth Fund - Institutional Class
(6) Ariel Premier Bond Fund - Institutional Class

PROSPECTUS
2.1.04

[GRAPHIC]

ARIEL FUND

ARIEL APPRECIATION FUND

ARIEL PREMIER GROWTH FUND --
  INVESTOR CLASS

ARIEL PREMIER BOND FUND --
  INVESTOR CLASS

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THE SHARES OF ARIEL MUTUAL FUNDS. NOR HAS THE SECURITIES AND EXCHANGE COMMISSION DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[ARIEL MUTUAL FUNDS(SM) LOGO]

TABLE OF CONTENTS

Ariel Stock Funds
  Overview                                                        1

Ariel Premier Bond Fund--Investor Class
  Overview                                                       10

Ariel Fund and Ariel Appreciation Fund
  Our Value Approach In-depth                                    15

Ariel Premier Growth Fund--Investor Class
  Our Growth Approach In-depth                                   19

Ariel Stock Funds
  Financial Highlights                                           22

Ariel Premier Bond Fund--Investor Class
  Our Fixed Income Approach In-depth                             26

Ariel Premier Bond Fund--Investor Class
  Financial Highlights                                           28

How the Ariel Mutual Funds are Organized                         30

Managing Your Ariel Account                                      35

Privacy Notice                                                   48

[GRAPHIC]

LOOKING FOR AN EASY WAY TO REDUCE THE AMOUNT OF MAIL IN YOUR MAILBOX?

Sign up for Ariel's eDELIVERY service at www.arielmutualfunds.com and receive your prospectus via email!

[GRAPHIC]

ARIEL STOCK FUNDS OVERVIEW

ARIEL FUND, ARIEL APPRECIATION FUND AND ARIEL PREMIER GROWTH FUND ARE NO-LOAD MUTUAL FUNDS THAT SEEK LONG-TERM CAPITAL APPRECIATION.

PRINCIPAL INVESTMENT STRATEGY

The ARIEL FUND invests primarily in the stocks of smaller companies with MARKET CAPITALIZATIONS* generally between $500 million and $2.5 billion at the time of initial purchase.

The ARIEL APPRECIATION FUND invests primarily in the stocks of medium-sized companies with market capitalizations generally between $2.5 billion and $20 billion at the time of initial purchase.

The ARIEL PREMIER GROWTH FUND invests primarily in the stocks of large companies with market capitalizations greater than $10 billion at the time of initial purchase. The investment sub-adviser for Ariel Premier Growth Fund seeks to invest in a small number of large companies which it believes to have exceptional growth prospects. This growth orientation and emphasis on larger companies is different from the strategies of the two value-oriented Ariel Stock Funds and offers investors an additional opportunity to diversify their investments.

The Ariel Fund and Ariel Appreciation Fund both seek to invest in undervalued companies that are widely misunderstood, ignored or underfollowed by institutional investors, Wall Street analysts and the media. These companies share several attributes that the Funds' investment adviser, Ariel Capital Management, LLC, believes should result in capital appreciation over time:

- a product or service whose strong brand franchise and loyal customer base pose formidable barriers to potential competition

-    capable, dedicated management

- a solid balance sheet with high levels of cash flow and a low burden of debt

-    a long history of consistent earnings growth

Similar to the Ariel Fund and Ariel Appreciation Fund, the Ariel Premier Growth Fund also relies on in-depth research to seek sound companies that share attributes which should result in capital appreciation over time. These attributes include:

-    solid business models

-    strong financial statements

-    experienced management

- advantaged competitive positioning in growth sectors of the worldwide economy

[SIDENOTE]

* MARKET CAPITALIZATION, OR "MARKET CAP," PROVIDES A READY GAUGE OF A COMPANY'S SIZE. IT IS THE TOTAL NUMBER OF THE COMPANY'S OUTSTANDING SHARES MULTIPLIED BY THE CURRENT PRICE OF ITS STOCK. THE CHART BELOW USES MARKET CAP TO COMPARE THE AVERAGE SIZE OF COMPANIES HELD BY THE ARIEL STOCK FUNDS, AS WELL AS COMPANIES IN THE STANDARD & POOR'S 500 INDEX.

[CHART]

AVERAGE MARKET CAPITALIZATION ($ WEIGHTED)
AS OF 12/31/03
(IN BILLIONS OF DOLLARS)

$ 50                 S&P 500 INDEX
                     $46.1 BILLION

                     ARIEL PREMIER
                     GROWTH FUND

$ 40                 $44.7 BILLION

$ 30

$ 20

$ 10                 ARIEL APPRECIATION FUND
                     $8.5 BILLION

                     ARIEL FUND
                     $1.7 BILLION

$  0

The essence of the Ariel Stock Funds' strategy is patience. The Ariel Fund and Ariel Appreciation Fund hold investments for a relatively long period of time--typically three to five years. Although the Ariel Premier Growth Fund is expected to have a somewhat higher rate of turnover, it also shares a relatively long-term focus.

PRINCIPAL INVESTMENT RISKS

Although we make every effort to achieve the Ariel Stock Funds' objective of long-term capital appreciation, we cannot guarantee we will attain that objective. You could lose money on your purchase of shares in any of the Ariel Stock Funds. The table below lists some of the principal risks of investing in the Ariel Stock Funds and the measures we take in attempting to limit those risks:

RISKS                                               HOW THE FUNDS TRY TO MANAGE THEM
The stocks in companies held by the Ariel Stock     Ariel Fund and Ariel Appreciation Fund avoid startup ventures and highly
Funds could fall out of favor.                      cyclical or speculative companies, and seek companies with solid finances and proven records. As a large cap growth fund, Ariel Premier Growth Fund will own both cyclical and secular growth companies, and will also seek companies with solid finances and proven records.

As the Ariel Stock Funds hold relatively few        The Adviser and Sub-Adviser research stocks exhaustively before purchase;
stocks, a fluctuation in one stock could            monitor them continuously after purchase; and limit the value of a single stock
significantly affect the Funds' overall             as a percentage of the total Fund--if its price rises to exceed the limit, sell
performance.                                        the excess.

The general level of stock prices could             Ariel Fund and Ariel Appreciation Fund buy stocks whose prices are low relative
decline.                                            to their earnings potential; such stocks have done better than the market average in past declines. Conversely, Ariel Premier Growth Fund may be expected to more closely reflect broad stock market moves.


THE ARIEL PREMIER GROWTH FUND CURRENTLY OFFERS TWO CLASSES OF SHARES, THE INVESTOR CLASS AND THE INSTITUTIONAL CLASS. THE INSTITUTIONAL CLASS IS PRIMARILY OFFERED TO INSTITUTIONAL INVESTORS THROUGH A SEPARATE PROSPECTUS.

WHO SHOULD CONSIDER INVESTING IN THE FUNDS--AND WHO SHOULD NOT

You should consider investing in the Ariel Stock Funds if you are looking for long-term capital appreciation and are willing to accept the associated risks. Although past performance cannot predict future results, stock investments historically have outperformed most bond and money-market investments. However, this higher return has come at the expense of greater short-term price fluctuations. Thus, you should not consider investing in the Funds if you anticipate a near-term need--typically within five years--for either the principal or the gains from your investment.

TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar charts and tables on the next pages can help you evaluate the potential risk and reward of investing in the Ariel Stock Funds by noting changes in the Funds' performance from year to year. They also show how the Funds' average annual total returns for the last one, five and ten years, and since inception, compare with those of a broad measure of market performance. Total return measures the change in the price of a mutual fund investment, assuming that all dividend income and capital gain distributions are reinvested.

For any Fund, you should evaluate total return in light of the Fund's particular investment objectives and policies, as well as general market conditions during the reported time periods. The bar charts show each Fund's total return for each of the last ten calendar years. The returns include reinvestment of all dividends and distributions.

The tables compare AVERAGE annual total returns for the Ariel Stock Funds with standard benchmark indices: the S&P 500 INDEX*, RUSSELL 2500 VALUE INDEX*; RUSSELL 2000 INDEX* and RUSSELL 2000 VALUE INDEX* for the Ariel Fund; the S&P 500 Index, RUSSELL MIDCAP INDEX* and RUSSELL MIDCAP VALUE INDEX* for the Ariel Appreciation Fund; and the S&P 500 Index and RUSSELL 1000 GROWTH INDEX* for the Ariel Premier Growth Fund. The indices do not represent the actual returns an investor might experience. Rather, they measure overall market returns. In addition, they do not take into account the costs of buying and selling securities or managing a stock portfolio; these costs are deducted from mutual fund returns.

[SIDENOTE]

AN INVESTMENT IN ANY OF THE ARIEL STOCK FUNDS, LIKE ANY MUTUAL FUND, IS NOT A BANK DEPOSIT. IT IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

* THE S&P 500 INDEX IS A BROAD MARKET-WEIGHTED INDEX DOMINATED BY LARGE-SIZED COMPANIES.

  THE RUSSELL 1000 GROWTH INDEX IS A BROAD MARKET-WEIGHTED INDEX DOMINATED BY LARGE-SIZED COMPANIES BELIEVED TO HAVE HIGHER PROJECTED GROWTH PROSPECTS.

  THE RUSSELL MIDCAP INDEX MEASURES THE PERFORMANCE OF MID-SIZED COMPANIES.

  THE RUSSELL MIDCAP VALUE INDEX MEASURES THE PERFORMANCE OF MID-SIZED, VALUE-ORIENTED COMPANIES WITH LOWER PRICE-TO-EARNINGS RATIOS.

  THE RUSSELL 2500 VALUE INDEX MEASURES THE PERFORMANCE OF SMALL AND MID-SIZED, VALUE-ORIENTED COMPANIES WITH LOWER PRICE-TO-EARNINGS RATIOS.

  THE RUSSELL 2000 INDEX MEASURES THE PERFORMANCE OF SMALLER COMPANIES.

  THE RUSSELL 2000 VALUE INDEX MEASURES THE PERFORMANCE OF SMALLER, VALUE-ORIENTED COMPANIES WITH LOWER PRICE-TO-EARNINGS RATIOS.

PLEASE NOTE:

- For the average annual total returns tables, the after-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

- Actual after-tax returns depend on an investor's tax situation and may differ from those shown.

- After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

- If returns are negative, returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes as the resulting capital losses from the sale of Fund shares would be available to offset capital gains from other investments.

ARIEL FUND--ARGFX

INCEPTION: NOVEMBER 6, 1986

TOTAL RETURN (BEFORE TAXES)

[CHART]

'94   -4.22%
'95   18.52%
'96   23.51%
'97   36.44%
'98    9.89%
'99   -5.76%
'00   28.76%
'01   14.21%
'02   -5.18%
'03   28.04%

Best Quarter:    4Q '98    20.10%

Worst Quarter:   3Q '98   -15.61%

Return for the fiscal quarter ended 12/31/03 was 10.48%. The Fund's past performance is not indicative of future performance.

AVERAGE ANNUAL TOTAL RETURNS

                                                             AS OF DECEMBER 31, 2003
                                                  ---------------------------------------------
                                                  1 YEAR   5 YEARS   10 YEARS   SINCE INCEPTION
-----------------------------------------------------------------------------------------------
Return Before Taxes                                28.04%    10.97%     13.46%            14.04%

Return After Taxes on Distributions                28.04%     9.03%     11.10%            12.08%

Return After Taxes on Distributions and Sale of    18.22%     8.47%     10.56%            11.61%
Fund Shares

Russell 2500 Value Index(a)(b)                     44.93%    11.93%     13.63%            13.26%

Russell 2000 Index(a)                              47.25%     7.13%      9.47%            10.21%

Russell 2000 Value Index(a)                        46.03%    12.28%     12.70%            12.71%

S&P 500 Index(a)                                   28.68%    -0.57%     11.07%            11.81%

(a)  Reflects no deductions for fees, expenses and taxes.

(b) As the Ariel Fund now invests in companies with slightly larger market capitalizations, the Russell 2500 Value Index is a more appropriate index for comparison.

ARIEL APPRECIATION FUND--CAAPX

INCEPTION: DECEMBER 1, 1989

TOTAL RETURN (BEFORE TAXES)

[CHART]

'94    -8.39%
'95    24.16%
'96    23.72%
'97    37.95%
'98    19.55%
'99    -3.79%
'00    18.82%
'01    16.23%
'02   -10.36%
'03    30.97%

Best Quarter:    4Q '98    23.38%

Worst Quarter:   3Q '02   -15.96%

Return for the fiscal quarter ended 12/31/03 was 11.05%. The Fund's past performance is not indicative of future performance.

AVERAGE ANNUAL TOTAL RETURNS

                                                                AS OF DECEMBER 31, 2003
                                                  ---------------------------------------------
                                                  1 YEAR   5 YEARS   10 YEARS   SINCE INCEPTION
-----------------------------------------------------------------------------------------------
Return Before Taxes                                30.97%     9.30%     13.73%            13.34%

Return After Taxes on Distributions                30.97%     8.08%     11.94%            11.95%

Return After Taxes on Distributions and Sale
of Fund Shares                                     20.13%     7.44%     11.23%            11.30%

Russell Midcap Index(a)                            40.06%     7.23%     12.18%            12.64%

Russell Midcap Value Index(a)                      38.07%     8.73%     13.04%            13.03%

S&P 500 Index(a)                                   28.68%    -0.57%     11.07%            11.06%

(a)  Reflects no deductions for fees, expenses and taxes.

ARIEL PREMIER GROWTH FUND-INVESTOR CLASS--APGFX

INCEPTION: FEBRUARY 1, 2002

TOTAL RETURN (BEFORE TAXES)

[CHART]

'03   25.07%

Best Quarter:    4Q '03    10.74%

Worst Quarter:   2Q '02   -18.50%

Return for the fiscal quarter ended 12/31/03 was 10.74%. The Fund's past performance is not indicative of future performance.

AVERAGE ANNUAL TOTAL RETURNS

                                                              AS OF DECEMBER 31, 2003
                                                              ------------------------
                                                              1 YEAR   SINCE INCEPTION
--------------------------------------------------------------------------------------
Return Before Taxes                                            25.07%       -4.37%

Return After Taxes on Distributions                            25.07%       -4.37%

Return After Taxes on Distributions and Sale of Fund Shares    16.29%       -3.70%

Russell 1000 Growth Index(a)                                   29.75%       -2.51%

S&P 500 Index(a)                                               28.68%        0.90%

(a)  Reflects no deductions for fees, expenses and taxes.

ANNUAL OPERATING EXPENSES

The table below describes the Funds' fees and expenses. If you buy and hold shares in the Ariel Fund, Ariel Appreciation Fund or Ariel Premier Growth Fund, you bear these fees indirectly. ALL ARIEL STOCK FUNDS ARE "NO-LOAD" FUNDS. YOU DO NOT PAY A SALES CHARGE WHEN YOU BUY OR SELL SHARES.

                               ARIEL FUND       ARIEL APPRECIATION FUND
                            -------------------------------------------
                            PERCENTAGE OF AVERAGE DAILY NET FUND ASSETS
Management fees                     0.60%                 0.70%

Distribution (12b-1 fees)           0.25%                 0.25%

Other expenses                      0.25%                 0.25%

Total annual operating expenses     1.10%                 1.20%

Fees and expenses for Ariel Fund and Ariel Appreciation Fund are based on the fiscal year ended September 30, 2003.

                              ARIEL PREMIER GROWTH FUND--INVESTOR CLASS
                            ---------------------------------------------
                            PERCENTAGE OF AVERAGE DAILY NET FUND ASSETS(a)
Management fees                                 0.60%

Distribution (12b-1 fees)                       0.25%

Other expenses                                  2.52%
                                                ----
Total annual
operating expenses                              3.37%

Less fee waiver and/or
expense reimbursement                           2.22%
                                                ----
Net expenses
after fee waiver                                1.15%

(a) Other expenses for the Ariel Premier Growth Fund - Investor Class are based on amounts for the year ended September 30, 2003. The Adviser has contractually agreed to limit the total annual operating expenses for the Ariel Premier Growth Fund - Investor Class at 1.15% until September 30, 2004. The Adviser may or may not extend this cap after that date. However, total annual operating expenses are limited under the Management Agreement and shall not exceed 1.25%.

[SIDENOTE]

MANAGEMENT FEES COVER THE COSTS OF MANAGING THE FUND'S INVESTMENTS AND THE COSTS OF ADMINISTRATION AND ACCOUNTING.

12b-1 FEES PAY FOR PROMOTION AND DISTRIBUTION OF FUND SHARES AND SERVICES PROVIDED TO SHAREHOLDERS. BECAUSE THESE FEES ARE PAID FROM FUND ASSETS ON AN ONGOING BASIS, THESE FEES WILL INCREASE THE COST OF YOUR INVESTMENT AND MAY COST YOU MORE THAN OTHER TYPES OF SALES CHARGES.

OTHER EXPENSES INCLUDE THE COSTS OF THE CUSTODIAN AND TRANSFER AGENT, ACCOUNTANTS, ATTORNEYS AND TRUSTEES.

EXAMPLES

The examples below illustrate the expenses you would incur on a $10,000 investment in Ariel Fund, Ariel Appreciation Fund or Ariel Premier Growth Fund-Investor Class based on each Fund's current level of expenses. The examples assume that each Fund earned an annual return of 5% over the periods shown and that you redeem your shares at the end of each time period. For the Ariel Premier Growth Fund example, the Fund's net annual operating expenses are used.

                             1 YEAR   3 YEARS   5 YEARS   10 YEARS
Ariel Fund                   $  112   $   350   $   606   $  1,340

Ariel Appreciation Fund      $  122   $   381   $   660   $  1,455

Ariel Premier Growth Fund-
Investor Class               $  117   $   387   $   677   $  1,502

The examples are hypothetical and are presented for the purpose of comparing the Funds' expense ratios with other mutual funds. They do not represent estimates of future expenses or returns, either of which may be greater or less than the amounts depicted.

[GRAPHIC]

ARIEL PREMIER BOND FUND--INVESTOR CLASS OVERVIEW

     ARIEL PREMIER BOND FUND SEEKS TO MAXIMIZE TOTAL RETURN THROUGH A COMBINATION OF INCOME AND CAPITAL APPRECIATION.

PRINCIPAL INVESTMENT STRATEGY

Under normal market conditions, the Ariel Premier Bond Fund invests at least 80% of its net assets plus any borrowing for investment purposes (calculated at the time of any investment) in high quality fixed-income securities for which a ready market exists. If the securities are private-sector issues--corporate bonds, commercial paper or bonds secured by assets such as home mortgages--generally, they must have earned an "A" rating or better from a nationally recognized statistical rating organization, such as Moody's Investors Service, Standard & Poor's or Fitch. The Fund also considers all bonds issued by the U.S. government and its agencies to be high quality.

PRINCIPAL INVESTMENT RISKS

Although the Ariel Premier Bond Fund's Investment Sub-Adviser makes every effort to achieve the Fund's objective of maximizing TOTAL RETURN* on its investments, there can be no guarantee the Fund will attain its objective. You could lose money on your purchase of shares in the Ariel Premier Bond Fund. The table below lists some of the principal risks of investing in the Ariel Premier Bond Fund, as well as the measures the Bond Fund's Sub-Adviser takes in attempting to limit those risks.

RISKS                                               HOW THE FUND TRIES TO MANAGE THEM
Issuers of bonds held by the Fund cannot make       On average, Ariel Premier Bond Fund only holds bonds with high credit
timely payments of either interest or principal     ratings, A or better.
when they are due.

Highly rated bonds are downgraded because of the    The Sub-Adviser conducts independent evaluation of the creditworthiness
issuer's financial problems.                        of the bonds and their issuers.

Bond prices decline because of an increase in       The Sub-Adviser actively manages average duration in anticipation of interest
interest rates.                                     rate changes.

THE ARIEL PREMIER BOND FUND CURRENTLY OFFERS TWO CLASSES OF SHARES, THE INVESTOR CLASS AND THE INSTITUTIONAL CLASS. THE INSTITUTIONAL CLASS IS PRIMARILY OFFERED TO INSTITUTIONAL INVESTORS THROUGH A SEPARATE PROSPECTUS.

[SIDENOTE]

* A BOND'S TOTAL RETURN REFLECTS TWO COMPONENTS: FIRST, THE INTEREST INCOME IT GENERATES IN A GIVEN PERIOD; AND SECOND, THE CHANGE IN THE BOND'S VALUE DURING THE PERIOD. AN INCREASE IN THE VALUE OF THE BOND ADDS TO TOTAL RETURN, A DECREASE REDUCES TOTAL RETURN. THE CALCULATIONS ASSUME THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS.

WHO SHOULD CONSIDER INVESTING IN THE FUND--AND WHO SHOULD NOT

You should consider investing in the Ariel Premier Bond Fund if you are seeking current income and capital appreciation. You should be willing to accept short-term price fluctuations, which will occur from time to time. Traditionally, these fluctuations have been less than those associated with stocks.

You should not consider investing in the Ariel Premier Bond Fund if you cannot tolerate moderate short-term declines in share value or if you are seeking the higher returns historically achieved by stocks.

TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar chart and table on the next page can help you evaluate the potential risk and reward of investing in the Ariel Premier Bond Fund-Investor Class. The bar chart shows the Fund's total return for each full calendar year after inception on February 1, 1997. The table compares the Fund's average annual total return with the return of a relevant benchmark, the LEHMAN BROTHERS AGGREGATE BOND INDEX*.

Total return measures the change in price of a mutual fund investment, assuming that all dividends, income and capital gain distributions are reinvested. For any fund, you should evaluate total return in light of the fund's particular investment objectives and policies, as well as general market conditions during the reported time period.

As is the case with indices, the Lehman Brothers Aggregate Bond Index does not represent the actual returns an investor might experience. Rather, it measures the bond market's total return (i.e., the interest income it earns, plus or minus the price change in a given period). It does not take into account the costs of buying and selling securities or the fees related to managing a portfolio.

PLEASE NOTE:

- For the average annual total returns table, the after-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

- Actual after-tax returns depend on an investor's tax situation and may differ from those shown.

- After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

[SIDENOTE]

* THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS ONE OF THE MOST WIDELY ACCEPTED BENCHMARKS OF BOND MARKET TOTAL RETURN. IT INCLUDES MORE THAN 6,000 TAXABLE GOVERNMENT, INVESTMENT-GRADE CORPORATE AND MORTGAGE-BACKED SECURITIES.

ARIEL PREMIER BOND FUND-INVESTOR CLASS--APBRX

INCEPTION: FEBRUARY 1, 1997

TOTAL RETURN (BEFORE TAXES)

[CHART]

'98                7.23%
'99               -0.97%
'00                9.75%
'01                7.01%
'02                9.19%
'03                3.83%

Best Quarter:     3Q '01   4.34%

Worst Quarter:    2Q '99  -1.12%

Return for the fiscal quarter ended 12/31/03 was 0.20%. The Fund's past performance is not indicative of future performance.

AVERAGE ANNUAL TOTAL RETURNS

                                                                   AS OF DECEMBER 31, 2003
                                                       ---------------------------------------------
                                                         1 YEAR        5 YEARS     SINCE INCEPTION
----------------------------------------------------------------------------------------------------
Return Before Taxes                                       3.83%          5.68%           6.37%

Return After Taxes on Distributions                       1.96%          3.54%           4.07%

Return After Taxes on Distributions and Sale of Fund      2.80%          3.54%           4.02%
Shares

Lehman Brothers Aggregate Bond Index(a)                   4.10%          6.62%           7.39%

(a) Reflects no deductions for fees, expenses and taxes.

ANNUAL OPERATING EXPENSES

The table below shows the Fund's fees and expenses. If you buy and hold shares in the Ariel Premier Bond Fund-Investor Class, you bear these fees indirectly. These expenses are paid from the Fund's assets.

                                  ARIEL PREMIER BOND FUND-INVESTOR CLASS
                             -----------------------------------------------
                               PERCENTAGE OF AVERAGE DAILY NET FUND ASSETS

Management fees                                   0.60%

Distribution (12b-1 fees)                         0.25%

Other expenses                                       -

Total annual operating expenses                   0.85%

Fees and expenses are based on the fiscal year ended September 30, 2003.

Ariel Capital Management, LLC paid the Ariel Premier Bond Fund's other expenses.

EXAMPLE

The example below illustrates the expenses you would incur on a $10,000 investment in the Ariel Premier Bond Fund-Investor Class based on the Fund's current level of expenses. The example assumes that the Fund earned an annual return of 5% over the periods shown and that you redeemed your shares at the end of each time period.

                             1 YEAR     3 YEARS     5 YEARS    10 YEARS

Ariel Premier Bond Fund-
Investor Class                $  87      $  271      $  471     $ 1,049

The example is hypothetical and is presented for the purpose of comparing the Fund's expense ratio with other mutual funds. It does not represent estimates of future expenses or returns, either of which may be greater or less than the amounts depicted.

[GRAPHIC]

ARIEL FUND AND ARIEL APPRECIATION FUND
OUR VALUE APPROACH IN-DEPTH

INVESTMENT OBJECTIVE

Ariel Fund and Ariel Appreciation Fund pursue a common objective: long-term capital appreciation--Ariel Fund primarily through investment in smaller company stocks and Ariel Appreciation Fund primarily through investment in medium-sized company stocks. Ariel Fund and Ariel Appreciation Fund invest for appreciation, not income. They seek stocks whose underlying value should increase over time. Any dividend and interest income these Funds earn is incidental to their fundamental objective. Ariel Capital Management, LLC, the Funds' Investment Adviser, cannot guarantee either Fund will achieve capital appreciation in every circumstance, but we are dedicated to that objective. We believe long-term capital appreciation:

- results from investments in UNDERVALUED* stocks--those that other investors have overlooked or ignored.

- results from investing in companies with long histories of consistent earnings in both good and bad economic times.

- is more likely to be found in consistent, predictable businesses that often sell everyday goods or services and enjoy a high level of repeat sales.

- occurs when companies dominate their markets. These companies' products have gained such strong brand recognition that in many cases their names are synonymous with the products themselves.

- is the product of a committed and experienced management team, which efficiently operates its business and delivers solid value to its customers.

[SIDENOTE]

* INSTITUTIONAL INVESTORS CONSIDER A STOCK UNDERVALUED WHEN IT TRADES AT A PRICE BELOW WHAT THEY THINK THE BUSINESS IS WORTH. THE CONCEPT IS RELATIVE. INVESTORS MIGHT JUDGE A STOCK UNDERVALUED ON THE BASIS OF PRICE TO EARNINGS
  RATIO: THEY PAY LESS FOR A DOLLAR OF CORPORATE EARNINGS WHEN THEY BUY A PARTICULAR STOCK THAN THEY WOULD IF THEY BOUGHT ANOTHER STOCK. OR THEY MIGHT JUDGE A STOCK UNDERVALUED ON THE BASIS OF THE RATIO OF THE VALUE OF ITS ASSETS TO THE VALUE OF ITS MARKET CAPITALIZATION: THEY PAY LESS FOR A DOLLAR OF ASSETS BY BUYING ONE STOCK THAN THEY WOULD IF THEY BOUGHT ANOTHER STOCK.

INVESTMENT STRATEGY AND APPROACH

OUR APPROACH TO INVESTING

We believe successful long-term investing results from disciplined research, not from impulsive speculation or arbitrary guesswork. Since 1983, we have pursued an investment agenda that emphasizes small and medium-sized companies whose share prices are undervalued.

SMALL AND MEDIUM-SIZED COMPANIES

The concept of undervalued companies whose long-term growth prospects have gone largely unappreciated by the market implies an information gap. In other words, institutional investors may not have recognized the companies' inherent strengths or they may have overlooked them altogether. Because Wall Street follows large corporations closely, such companies rarely encounter these misperceptions. If a large company's share price seems low, its stock has probably fallen for a well-documented reason. Conversely, if a large company's growth prospects are strong, its stock price usually rises in anticipation of growth. As small and medium-sized companies are less widely followed than their larger counterparts, we strive to uncover the opportunities often inherent in small and mid-cap stocks ahead of the rest of the market.

THE SUCCESS OF A PORTFOLIO COMPANY

Economics as well as market changes may increase the capitalization of a portfolio company after we have made an initial purchase for Ariel Fund or Ariel Appreciation Fund. As long as the company otherwise meets the Funds' investment criteria and style, such capitalization is not itself a limiting factor in determining further purchases.

CONSISTENT INDUSTRIES

Our disciplined research process favors tried-and-true businesses with predictable revenues versus trendy "concept stocks." We avoid areas characterized by rapid obsolescence, as well as industries vulnerable to new competition. We prefer established businesses with mature markets (i.e., the quiet, unnoticed businesses that produce the goods and services of everyday life). We also seek companies with long track records built over several business cycles, as well as those that experience steady earnings as opposed to cyclical peaks and valleys.

THE RESPONSIBILITY FACTOR

We believe ethical business practices make good investment sense. In the long run, a company that adopts environmentally sound policies will face less government intrusion. A company that fosters community involvement among its employees will inspire community support. Additionally, we believe that a company that cultivates diversity is more likely to attract and recruit the best talent and broaden its markets in profitable new directions. We do not invest in corporations whose primary source of revenue is derived from the production or sale of tobacco products, the generation of nuclear energy or the manufacture of handguns. We believe these industries are more likely to face shrinking growth prospects, draining litigation costs and legal liability that cannot be quantified.

INVESTMENT PROCESS: A FOCUS ON RESEARCH

UNCOVERING VALUE

Our proprietary research process begins with the usual Wall Street sources--financial analysts' reports, the standard computer databases and company press releases. Digging deeper, we review more than 150 newspapers, trade periodicals and technical journals. In this way, we believe we can uncover outstanding opportunities that others may have missed.

We apply the same intensive research once we have identified a candidate for investment. We comb through the company's financial history and analyze its prospects. We develop independent long-range financial projections and detail the risks.

In many instances, we verify our findings first-hand by conducting on-site visits and meeting with the company's suppliers and customers. When possible we also speak with a company's competitors and former employees.

We also spend as much time and effort independently assessing key executives as we do the companies for which they work. We believe the character and quality of a company's management weighs at least as heavily as any other factor in determining its success, especially in the smaller companies in which we invest. The skill of the management team will help the company overcome unforeseen obstacles. In addition, the team's contacts and experience will alert the company to emerging opportunities.

By focusing on small and mid-sized companies since 1983, we have been able to build and maintain an extensive cross section of impartial research sources. As such, we are confident that we will continue to add depth to our research process and thereby further distinguish our investigative efforts.

A LONG-TERM VIEW

When we have completed our research process, we "own" the companies in which we invest, we don't merely trade their stock. We believe the market will ultimately reward these companies, and we give them the time such recognition requires, typically five years and sometimes even longer. This long-term approach means that the Ariel Fund and Ariel Appreciation Fund typically have low rates of TURNOVER*.

Each time a fund turns over a holding (i.e., sells one stock to buy another), it incurs transaction charges that negatively impact investment returns--the higher the turnover rate, the more negative the impact. High turnover rates can reduce investment performance while low turnover rates can enhance it. A low rate of turnover can offer yet another advantage because it may defer a fund's taxable capital gains.

PRINCIPAL INVESTMENTS

We are demanding and selective investors. Each company we choose for our portfolio must meet all of our criteria:

- a competitive stock price relative to its peers, as well as historic market valuations

-    seasoned management

-    a solid balance sheet and sound finances

-    a dominant market niche

Only a few such companies exist at any one time. From a database of approximately 9,000 publicly traded companies, only some 400 qualify for closer analysis and 100 for intense analysis. From this group, usually no more than six or seven new stocks make their way into Ariel Fund and Ariel Appreciation Fund each year.

A portfolio consisting exclusively of stocks in these companies is highly select: Ariel Fund and Ariel Appreciation Fund generally contain no more than 45 stocks each.

[SIDENOTE]

* TURNOVER IS AN INDICATION OF HOW LONG A FUND TYPICALLY HOLDS THE STOCKS IT PURCHASES. A TURNOVER RATE OF 100% IMPLIES THAT A FUND CHANGES ITS ENTIRE INVESTMENT PORTFOLIO EVERY YEAR. AS A PRODUCT OF OUR LONG-TERM INVESTMENT STRATEGY, TURNOVER RATES FOR THE ARIEL FUND AND ARIEL APPRECIATION FUND HAVE BEEN HISTORICALLY LOW (I.E., LESS THAN 50%).

[GRAPHIC]

ARIEL PREMIER GROWTH FUND--INVESTOR CLASS
OUR GROWTH APPROACH IN-DEPTH

INVESTMENT OBJECTIVE

The Ariel Premier Growth Fund, like the Ariel Fund and Ariel Appreciation Fund, pursues the common objective of long-term capital appreciation. However, the Ariel Premier Growth Fund seeks this objective through investments in large company stocks. The Ariel Premier Growth Fund invests for appreciation, not income. It seeks to invest in larger growth companies with good records and future prospects. Any dividend and interest income the Fund earns is incidental to its fundamental objective. The Fund's Investment Adviser and INVESTMENT SUB-ADVISER* cannot guarantee that the Fund will achieve capital appreciation in every circumstance, but both investment advisers are dedicated to that objective. The Ariel Premier Growth Fund's Sub-Adviser believes long-term capital appreciation results from:

-    owning companies whose earnings and cash flow grow faster than expected.

-    owning companies with high returns on capital.

- investing in high quality companies with solid business models, strong financial statements, experienced management and advantaged competitive positioning in growth sectors of the worldwide economy.

- staying true to investment style; rather than attempting to time markets or rotate stocks, the Ariel Premier Growth Fund's Sub-Adviser seeks superior long-term returns through fundamental insights regarding individual stocks.

[SIDENOTE]

* THE ARIEL PREMIER GROWTH FUND'S INVESTMENT SUB-ADVISER, LINCOLN EQUITY MANAGEMENT, LLC, MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE ARIEL PREMIER GROWTH FUND, SUBJECT TO THE SUPERVISION OF ARIEL CAPITAL MANAGEMENT, LLC AND THE ARIEL INVESTMENT TRUST'S BOARD OF TRUSTEES.

INVESTMENT STRATEGY AND APPROACH

The Ariel Premier Growth Fund's Sub-Adviser believes that successful long-term investing results from disciplined research, experienced judgment and effective portfolio construction. Additionally, valuation plays an important role in providing a consistent and disciplined basis for comparing stocks. The primary measures employed by the Sub-Adviser in evaluating companies are cash flow growth and the amount of capital necessary to fuel future cash flow growth (measured by return on incremental invested capital). The Sub-Adviser's portfolio management team also compares the relative attractiveness of stocks within growth sectors.

LARGE COMPANIES

The Ariel Premier Growth Fund generally focuses on large companies believed to have above-average potential for revenue and earnings growth. Reflecting the market's high expectations for superior growth, such stocks typically have low dividend yields and above-average prices in relation to measures such as revenue, earnings and book value.

The Sub-Adviser believes that even large, well-followed stocks can be mispriced. As such, it works to exploit these opportunities by identifying business catalysts (e.g., new products, more productive use of capital, higher growth in cash flow) in the stocks currently held in the portfolio and adjusting the size of these holdings as the markets recognize or miss fundamental changes within these companies.

A TEAM FOCUS ON RESEARCH

The Sub-Adviser employs a team-based approach to construct a portfolio of superior growth stocks. The team, comprised of experienced analysts and portfolio managers, combines traditional sources (e.g., Wall Street analysts, databases, company reports, trade and technical journals) with non-traditional sources (e.g., contacts at suppliers, customers, competitors, innovative field work), in order to form a basis for future forecasts of cash flow generation. A key aspect of this assessment is developing a thorough understanding of the products, services and markets involved. Additionally, the team members analyze the durability of a company's strategic plan, the quality of its management, the strength of its financial foundation, as well as its CAPITAL PRODUCTIVITY*.

A LONG-TERM VIEW

The Ariel Premier Growth Fund's objective is long-term capital appreciation. Its investment approach is designed to outperform its benchmark, the Russell 1000 Growth Index, although there can be no assurance that this approach will be successful. The Russell 1000 Growth Index measures the performance of the stocks of approximately 550 companies of the size range in which the Fund invests. The Sub-Adviser's team performs in-depth research on more than 200 of the larger growth companies, representing a large majority of the weighted market capitalization of the Russell 1000 Growth Index.

[SIDENOTE]

* CAPITAL PRODUCTIVITY IS THE CASH GENERATED FROM THE CAPITAL INVESTED IN A BUSINESS, INCLUDING WORKING CAPITAL, ACQUISITIONS AND CAPITAL EXPENDITURES.

PRINCIPAL INVESTMENTS

The team of analysts and portfolio managers work together to construct the Fund's portfolio, generally concentrated in approximately 60 stocks. The Ariel Premier Growth Fund is constructed one stock at a time. Stocks are purchased with the intention of long-term appreciation. In fact, some are expected to be held for many years. Analysts are responsible for identifying and advocating the best investments within their areas of expertise. The investment team is responsible for managing risk, deciding which sectors to weight more heavily and determining when to exit the stocks of companies.

Stocks are sold when relative price targets are exceeded or when unexpected adverse fundamental changes occur. For example, a negative surprise in a company's earnings may trigger a review by the team because such a surprise could predict a decline in future cash flow. Due to volatility in portions of the growth stock universe, such as technology industries, some of the Fund's positions may have shorter holding periods.

Overall, Ariel Premier Growth Fund is expected to have a longer-term investment perspective with moderate turnover, approximately 75-100% annually. Although this expected turnover is higher than the historical turnover rates for the Ariel Fund and Ariel Appreciation Fund, the Ariel Premier Growth Fund's turnover is expected to be lower than most other large capitalization growth funds. See page 18 for a discussion of turnover.

UNDERSTANDING GENERAL MARKET RISK

The Ariel Premier Growth Fund is designed to remain true to the large capitalization growth investing style. The overall risk should reflect the appropriate large growth indices, such as the Russell 1000 Growth Index. The Sub-Adviser uses several tools to understand risk exposures and aid portfolio construction. These tools--which specifically seek to minimize unintended exposures and focus on stock specific selections--include measures of volatility, correlations of stocks and sectors, measurement of macro-economic exposures and a forward look at absolute valuations by sector. Although these tools help manage portfolio risk, they cannot eliminate stock market volatility. The Ariel Premier Growth Fund should be expected to more closely reflect the ups and downs of the general stock market than the Ariel Fund or Ariel Appreciation Fund.

[GRAPHIC]

ARIEL STOCK FUNDS
FINANCIAL HIGHLIGHTS

The tables on the following three pages provide financial performance information for the past five fiscal years for the Ariel Fund, Ariel Appreciation Fund and Ariel Premier Growth Fund. The information reflects financial results for a single share of the Ariel Fund, Ariel Appreciation Fund or Ariel Premier Growth Fund. The total returns represent the rates of return that an investor would have earned, assuming all dividends and distributions were reinvested in additional shares. Ernst & Young LLP has audited this information. The Funds' financial statements are included in the Funds' Annual Report, which is available free of charge upon request.

ARIEL FUND--ARGFX
CUSIP #: 040337107

                                                                                 YEAR ENDED SEPTEMBER 30
---------------------------------------------------------------------------------------------------------------------------------
                                                             2003           2002            2001           2000         1999(a)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                       $     35.18     $     33.58     $    35.66     $    37.99     $    36.49

Income from investment operations:

Net investment income (loss)                                   (0.02)          (0.05)          0.18           0.21           0.10

Net realized and unrealized gains on investments                6.20            2.29           3.74           3.58           5.20
                                                         -----------     -----------     ----------     ----------     ----------
Total from investment operations                                6.18            2.24           3.92           3.79           5.30

Distributions to shareholders:

Dividends from net investment income                               -           (0.11)         (0.25)         (0.08)         (0.08)

Distributions from capital gains                               (0.52)          (0.53)         (5.75)         (6.04)         (3.72)
                                                         -----------     -----------     ----------     ----------     ----------
Total distributions                                            (0.52)          (0.64)         (6.00)         (6.12)         (3.80)
                                                         -----------     -----------     ----------     ----------     ----------
Net asset value, end of year                             $     40.84     $     35.18     $    33.58     $    35.66     $    37.99
                                                         ===========     ===========     ==========     ==========     ==========

Total return                                                   17.82%           6.62%         12.24%         13.63%         14.18%

Supplemental data and ratios:

Net assets, end of year, in thousands                    $ 2,007,868     $ 1,140,501     $  409,499     $  227,561     $  215,145

Ratio of expenses to average net assets                         1.10%           1.19%          1.19%          1.24%          1.25%

Ratio of net investment income (loss) to average               (0.05)%         (0.12)%         0.59%          0.65%          0.27%
net assets

Portfolio turnover rate                                            4%              6%            24%            48%            38%

(a) Prior to February 1, 1999, the Ariel Fund was known as the Ariel Growth
    Fund.

ARIEL APPRECIATION FUND--CAAPX
CUSIP #: 040337206

                                                                                 YEAR ENDED SEPTEMBER 30
---------------------------------------------------------------------------------------------------------------------------------
                                                             2003           2002            2001           2000           1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                       $     31.49     $     32.40     $    33.68     $    33.84     $    31.80

Income from investment operations:

Net investment income (loss)                                   (0.02)          (0.02)          0.10           0.08           0.04

Net realized and unrealized gains (losses) on
investments                                                     7.64           (0.12)          2.69           2.95           5.50
                                                         -----------     -----------     ----------     ----------     ----------
Total from investment operations                                7.62           (0.14)          2.79           3.03           5.54

Distributions to shareholders:

Dividends from net investment income                               -           (0.06)         (0.12)         (0.04)         (0.04)

Distributions from capital gains                               (0.12)          (0.71)         (3.95)         (3.15)         (3.46)
                                                         -----------     -----------     ----------     ----------     ----------
Total distributions                                            (0.12)          (0.77)         (4.07)         (3.19)         (3.50)
                                                         -----------     -----------     ----------     ----------     ----------
Net asset value, end of year                             $     38.99     $     31.49     $    32.40     $    33.68     $    33.84
                                                         ===========     ===========     ==========     ==========     ==========

Total return                                                   24.29%          (0.73)%         8.83%         10.35%         16.99%

Supplemental data and ratios:

Net assets, end of year, in thousands                    $ 2,064,883     $ 1,274,543     $  564,288     $  307,117     $  352,841

Ratio of expenses to average net assets                         1.20%           1.26%          1.26%          1.31%          1.26%

Ratio of net investment income (loss) to average               (0.06)%         (0.06)%         0.35%          0.25%          0.13%
net assets

Portfolio turnover rate                                           32%             13%            28%            31%            24%

ARIEL PREMIER GROWTH FUND-INVESTOR CLASS--APGFX
CUSIP #: 040337602

                                                 YEAR ENDED SEPTEMBER 30, 2003      FEBRUARY 1, 2002(a) TO SEPTEMBER 30, 2002
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $       6.90                        $      10.00

Income from investment operations:

Net investment income (loss)                                     (0.02)                              (0.01)

Net realized and unrealized gains (losses) on
investments                                                       1.41                               (3.09)
                                                          ------------                        ------------
Total from investment operations                                  1.39                               (3.10)

Distributions to shareholders:

Dividends from net investment income                                 -                                   -

Distributions from capital gains                                     -                                   -
                                                          ------------                        ------------
Total distributions                                                  -                                   -
                                                          ------------                        ------------
Net asset value, end of year                              $       8.29                        $       6.90
                                                          ============                        ============

Total return                                                     20.14%                             (31.00)%(b)

Supplemental data and ratios:

Net assets, end of year, in thousands                     $     12,622                        $      7,902

Ratio of expenses to average net assets                           1.15%(e)                            1.15%(c)(d)

Ratio of net investment income (loss) to average net             (0.33)%(e)                          (0.37)%(c)(d)
assets

Portfolio turnover rate                                             88%                                 59%(b)

(a)  Commencement of operations.

(b)  Not annualized.

(c)  Annualized.

(d) Net of reimbursements. Without the fee waiver, the ratio of expenses to average net assets would have been 3.47% and the ratio of net investment loss to average net assets would have been (2.69)%.

(e) Net of reimbursements. Without the fee waiver, the ratio of expenses to average net assets would have been 3.37% and the ratio of net investment loss to average net assets would have been (2.55)%.

[GRAPHIC]

ARIEL PREMIER BOND FUND--INVESTOR CLASS
OUR FIXED INCOME APPROACH IN-DEPTH

INVESTMENT OBJECTIVE

The Ariel Premier Bond Fund seeks to maximize total return through a combination of interest income and capital appreciation.

INVESTMENT STRATEGY

Ariel Premier Bond Fund's INVESTMENT SUB-ADVISER* considers three principal factors in managing the Fund's investments:

-    the current level of and expected changes in interest rates,

-    the relative attractiveness of the different sectors of the bond market:
     U.S. Treasury bonds or bonds issued by government agencies (e.g., the Student Loan Marketing Association and the Federal Farm Credit System); mortgage-backed bonds; asset-backed bonds; corporate bonds and commercial paper, and

-    individual issue selection criteria.

THE FUND'S INTEREST RATE STRATEGY

The Sub-Adviser seeks to protect the value of the Fund's bonds from interest rate increases--and capture the gain in value when interest rates fall--by managing the Fund's average duration against that of the overall U.S. bond market.

The DURATION* of all the bonds in the Lehman Brothers Aggregate Bond Index usually averages about four to five years. The FUND'S DURATION* will normally vary up to one year from the average. The duration will be shorter than the market average if the Sub-Adviser's analysis indicates that interest rates will rise and bond prices will fall; it will be longer if the analysis indicates the opposite trend--that rates will fall and prices will rise. The Fund may deviate up to two years from the bond market's average duration, although the Sub-Adviser does not anticipate extending that far except in the most extreme circumstances.

[SIDENOTE]

* THE ARIEL PREMIER BOND FUND'S INVESTMENT SUB-ADVISER, LINCOLN CAPITAL FIXED INCOME MANAGEMENT COMPANY, LLC, MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE ARIEL PREMIER BOND FUND, SUBJECT TO THE SUPERVISION OF ARIEL CAPITAL MANAGEMENT, LLC AND THE ARIEL INVESTMENT TRUST'S BOARD OF TRUSTEES.

* DURATION MEASURES THE SENSITIVITY OF BOND PRICES TO CHANGES IN PREVAILING INTEREST RATES. THE LONGER THE DURATION OF A BOND, THE LONGER IT WILL TAKE TO REPAY THE PRINCIPAL AND INTEREST OBLIGATIONS AND THE MORE SENSITIVE IT IS TO CHANGES IN PREVAILING INTEREST RATES. MATURITY ADDRESSES WHEN THE LAST PAYMENT ON A BOND WILL BE MADE AND DOES NOT MEASURE INTERIM PAYMENTS. DURATION, AS COMPARED TO AVERAGE MATURITY, IS A MORE COMPLETE MEASURE OF ALL OF THE CASH FLOWS OF THE BONDS IN A PORTFOLIO. THEREFORE, THE SUB-ADVISER BELIEVES IT IS A MORE ACCURATE MEASURE OF THE RISK OF THE PORTFOLIO.

* THE FUND'S DURATION FIGURE REPRESENTS A WEIGHTED AVERAGE. EVERY BOND THE FUND OWNS WILL NOT NECESSARILY HAVE THE SAME DURATION TO ACHIEVE A GIVEN DURATION TARGET. HOWEVER, THE WEIGHTED AVERAGE OF ALL THE BONDS IN THE FUND EQUALS THE DURATION TARGET. THAT MEANS SHORTENING OR LENGTHENING THE FUND'S DURATION WILL ONLY REQUIRE THE PURCHASE OR SALE OF A RELATIVELY SMALL AMOUNT OF BONDS.

The Sub-Adviser balances a combination of three key factors in its analysis of the future course of interest rates:

FACTOR                                 INTEREST RATES TO RISE/BOND PRICES TO FALL    INTEREST RATES TO FALL/BOND PRICES TO RISE
Pace of economic activity              Growing economy                               Slowing economy

U.S. monetary policy                   Federal Reserve raises interest rates         Federal Reserve lowers interest rates

Public's expectations for inflation    Rising inflation rate                         Stable or slowing inflation rate

SECTOR SELECTION

The difference in interest paid on bonds in various sectors remains fairly constant. For example, when interest rates on Treasury bonds rise, rates on corporate bonds will generally rise by a similar amount. But, depending on outside economic influences, investor sentiment and the law of supply and demand, a sector may deviate from the norm. This deviation may offer an opportunity for the Fund to earn more than usual for bonds at a given level of risk. As the Sub-Adviser monitors the bond market, it compares the differences in sector interest rates with historical levels in an effort to profit from deviations.

INDIVIDUAL ISSUE SELECTION

When making investment decisions, the Sub-Adviser examines the unique characteristics of each security. These include credit quality, maturity, issue structure and mortgage prepayment risks. The Sub-Adviser seeks to assure that the Fund receives adequate compensation for the risk it is assuming and, if possible, seeks bonds that pay more than the prevailing rate of interest for the risks they involve.

PRINCIPAL INVESTMENTS

The Fund may invest in U.S. Treasury bonds, bonds guaranteed by an agency of the Federal government, corporate bonds, commercial paper, and mortgage and other asset-backed bonds. At the time of investment, all of these securities must be at least investment-grade, with at least 80% of the Fund's net assets ranking in the three highest GRADES* assigned by Standard & Poor's, Moody's and Fitch.

PORTFOLIO TURNOVER

The Ariel Premier Bond Fund normally executes an above-average amount of fixed income trading. Its annual portfolio turnover rate typically exceeds 300%, and in some years has exceeded 400%. A portfolio rate of 300% is equivalent to the Fund buying and selling all of the securities in its portfolio three times in the course of a year. Although most bond transactions do not involve brokerage commissions, a high turnover can result in higher transaction costs. To the extent that extensive trading results in net realized gains, shareholders may be taxed on the distributions.

[SIDENOTE]

* STANDARD & POOR'S AND FITCH BOTH RATE INVESTMENT-GRADE BONDS AS BBB OR HIGHER, AND MOODY'S RATES THEM AS Baa OR HIGHER. S&P AND FITCH'S THREE HIGHEST GRADES ARE BOTH AAA, AA AND A. MOODY'S ARE Aaa, Aa AND A.

[GRAPHIC]

ARIEL PREMIER BOND FUND--INVESTOR CLASS

FINANCIAL HIGHLIGHTS

The table on the next page provides financial performance information for the past five fiscal years for the Ariel Premier Bond Fund. The information reflects financial results for a single share. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Fund. The returns assume all income and distributions earned were reinvested in the Fund. Ernst & Young LLP has audited this information. The Fund's financial statements are included in its Annual Report, which is available free of charge upon request.

ARIEL PREMIER BOND FUND-INVESTOR CLASS--APBRX
CUSIP #: 040337503

                                                                          YEAR ENDED SEPTEMBER 30
----------------------------------------------------------------------------------------------------------------
                                                              2003       2002       2001       2000       1999
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                          $  10.72   $  10.45   $   9.87   $   9.91   $  10.63

Income from investment operations:

Net investment income                                           0.28       0.39       0.51       0.56       0.53

Net realized and unrealized gains (losses) on investments       0.24       0.37       0.58      (0.04)     (0.60)
                                                            --------   --------   --------   --------   --------
Total from investment operations                                0.52       0.76       1.09       0.52      (0.07)

Distributions to shareholders:

Dividends from net investment income                           (0.28)     (0.39)     (0.51)     (0.56)     (0.53)

Distributions from capital gains                               (0.16)     (0.10)         -          -      (0.12)
                                                            --------   --------   --------   --------   --------
Total distributions                                            (0.44)     (0.49)     (0.51)     (0.56)     (0.65)
                                                            --------   --------   --------   --------   --------
Net asset value, end of year                                $  10.80   $  10.72   $  10.45   $   9.87   $   9.91
                                                            ========   ========   ========   ========   ========
Total return                                                    5.01%      7.56%     11.27%      5.43%     (0.65)%

Supplemental data and ratios:

Net assets, end of year, in thousands                       $ 26,122   $ 22,291   $  9,801   $  2,841   $  2,624

Ratio of expenses to average net assets                         0.85%      0.85%      0.85%      0.85%      0.85%

Ratio of net investment income to average net assets            2.63%      3.65%      4.77%      5.70%      5.17%

Portfolio turnover rate                                          343%       333%       410%       492%       396%

[GRAPHIC]

HOW THE ARIEL MUTUAL FUNDS ARE ORGANIZED

BOARD OF TRUSTEES

The Ariel Mutual Funds operate under the supervision of a Board of Trustees responsible to the shareholders of each Fund. The Trustees are:

BERT N. MITCHELL, CPA*
Chairman and Chief Executive Officer
Mitchell & Titus, LLP

MARIO L. BAEZA, ESQ.
Chairman and Chief Executive Officer
TCW/Latin America Partners, LLC

JAMES W. COMPTON
President and Chief Executive Officer
Chicago Urban League

WILLIAM C. DIETRICH, CPA
Co-Executive Director
Shalem Institute for Spiritual Formation

ROYCE N. FLIPPIN, JR.
President
Flippin Associates

JOHN G. GUFFEY, JR.
Treasurer and Director, Silby Guffey & Co., Inc.
Director, Calvert Social Investment Foundation

MELLODY L. HOBSON
President
Ariel Capital Management, LLC

CHRISTOPHER G. KENNEDY
President
Merchandise Mart Properties, Inc.

MERRILLYN J. KOSIER
Executive Vice President
Ariel Capital Management, LLC

JOHN W. ROGERS, JR.
Chairman, Chief Executive Officer
and Chief Investment Officer
Ariel Capital Management, LLC

* Independent Chairman

INVESTMENT ADVISERS

ARIEL FUND AND ARIEL APPRECIATION FUND

Ariel Capital Management, LLC directly manages the investments of the Ariel Fund and Ariel Appreciation Fund. Its investment management services include buying and selling securities on behalf of both Ariel Fund and Ariel Appreciation Fund, as well as conducting the research that leads to buy and sell decisions. The firm is located at 200 East Randolph Drive, Suite 2900, Chicago, IL 60601 (Telephone: 312-726-0140 or 800-725-0140, web site: www.arielmutualfunds.com).

ARIEL PREMIER GROWTH FUND

Ariel Capital Management, LLC is the investment adviser of the Ariel Premier Growth Fund. With the approval of the Board of Trustees of the Ariel Investment Trust, Ariel Capital Management, LLC has engaged Lincoln Equity Management, LLC, 200 South Wacker Drive, Suite 2600, Chicago, IL 60606, to act as Investment Sub-Adviser to the Ariel Premier Growth Fund. Subject to Ariel Capital Management, LLC's oversight, Lincoln Equity buys and sells securities for the Ariel Premier Growth Fund and conducts the research necessary to manage this portfolio.

ARIEL PREMIER BOND FUND

Ariel Capital Management, LLC is the investment adviser of the Ariel Premier Bond Fund. With the approval of the Board of Trustees of the Ariel Investment Trust, Ariel Capital Management, LLC has engaged Lincoln Capital Fixed Income Management Company, LLC, 200 South Wacker Drive, Suite 2100, Chicago, IL 60606, to act as Investment Sub-Adviser to the Ariel Premier Bond Fund. Subject to Ariel Capital Management, LLC's oversight, Lincoln Fixed Income buys and sells securities for the Ariel Premier Bond Fund and conducts the research necessary to manage this portfolio. Lincoln Fixed Income is controlled by Lehman Brothers Holdings Inc.

PORTFOLIO MANAGERS

ARIEL FUND AND ARIEL APPRECIATION FUND

JOHN W. ROGERS, JR., Chairman, Chief Executive Officer and Chief
Investment Officer of Ariel Capital Management, LLC, acts as PORTFOLIO MANAGER OF BOTH ARIEL FUND AND ARIEL APPRECIATION FUND.
John W. Rogers, Jr. founded Ariel in 1983.

John W. Rogers, Jr. works closely with the following members of the portfolio management team:

- TIMOTHY FIDLER, CFA, Senior Vice President-Portfolio Management and Director of Research, works directly with John W. Rogers, Jr. in the research and portfolio management process for the Funds. Prior to joining Ariel in October 1999, Timothy Fidler worked in research and portfolio management at Lunn Partners, a subsidiary of Lehman Brothers, from April 1996 to September 1999.

- JOHN P. MILLER, CFA, Senior Vice President-Portfolio Management, works directly with John W. Rogers, Jr. in the portfolio management process for the Funds. John Miller joined Ariel in 1989.

- FRANKLIN L. MORTON, Senior Vice President-Portfolio Management, works directly with John W. Rogers, Jr. in the portfolio management process for the Funds. Franklin Morton joined Ariel in 1991.

- JASON J. TYLER, Senior Vice President-Portfolio Management, joined Ariel in June 2003. His multi-faceted role includes research, portfolio management and client service responsibilities. Prior to joining Ariel, Jason Tyler worked at Bank One/American National Bank, most recently as a Finance Manager in the planning and analysis group.

ARIEL PREMIER GROWTH FUND

Lincoln Equity Management, LLC manages Ariel Premier Growth Fund through an investment team. As of the date of this prospectus, the team is composed of seven members, which number may change from time to time.

ARIEL PREMIER BOND FUND

Lincoln Capital Fixed Income Management Company, LLC manages the Ariel Premier Bond Fund through a team composed of the senior investment professionals of the firm. The lead portfolio managers are:

- ANDREW A. JOHNSON, a Managing Director of the firm; joined Lincoln Fixed Income's predecessor (Lincoln Capital Management Company) in 1989.

- RICHARD W. KNEE, a Managing Director of the firm; joined Lincoln Fixed Income's predecessor in 1983.

ADMINISTRATION

Ariel Capital Management, LLC is responsible for the administrative services of all the Ariel Mutual Funds. These services include:

-    opening shareholder accounts

-    processing buy and sell orders for shares of the Funds

- responding to shareholder requests for information on their accounts and on the Ariel Mutual Funds in general

- preparing quarterly reports to shareholders detailing the Funds' strategies and performance

-    preparing and distributing proxy materials to shareholders

- marketing shares of the Funds through banks, brokers and other financial services firms through its wholly-owned subsidiary, Ariel Distributors, Inc.

Ariel Capital Management, LLC has engaged an independent organization, STATE STREET BANK AND TRUST COMPANY (STATE STREET), to perform day-to-day FUND ADMINISTRATION AND TAX REPORTING SERVICES, as well as to prepare reports for the Board of Trustees. STATE STREET is also the Funds' FUND ACCOUNTANT and CUSTODIAN. In this role, State Street prices the shares of each Ariel Mutual Fund daily and oversees the payment of distributions to shareholders. NATIONAL FINANCIAL DATA SERVICES, INC. (D/B/A BOSTON FINANCIAL DATA SERVICES (BFDS)), an affiliate of State Street, serves as the Funds' TRANSFER AGENT. In this role BFDS maintains shareholder records.

MANAGEMENT FEES

ARIEL FUND

Ariel Capital Management, LLC is paid for its investment and administration services for the Ariel Fund at the annual rate of 0.65% of the first $500 million of average daily net assets, declining to 0.55% of average daily net assets over $1 billion. For the fiscal year ended September 30, 2003, the fee was 0.60% of average daily net assets.

ARIEL APPRECIATION FUND

Ariel Capital Management, LLC is paid for its investment and administration services for the Ariel Appreciation Fund at the annual rate of 0.75% of the first $500 million of average daily net assets, declining to 0.65% of average daily net assets over $1 billion. For the fiscal year ended September 30, 2003, the fee was 0.70% of average daily net assets.

ARIEL PREMIER GROWTH FUND

Ariel Capital Management, LLC is paid as investment adviser at the annual rate of 0.60% of average daily net assets less than $500 million; 0.575% of average daily net assets between $500 million and $1 billion; and 0.55% of average daily net assets more than $1 billion. For the fiscal year ended September 30, 2003, the fee was 0.60% of average daily net assets.

Lincoln Equity Management, LLC is paid by Ariel Capital Management, LLC (not the
Fund) for its services as sub-adviser at the annual rate of 0.4675% of the first $20 million of average daily net assets; 0.3500% for the next $130 million of average daily net assets; 0.2500% for the next $350 million of average daily net assets; 0.2000% for the next $500 million of average daily net assets; 0.1500% for the next $1.5 billion of average daily net assets; and 0.1000% for the remainder of the average daily net assets.

However, no fee shall be due or payable to Lincoln Equity in respect to any day in which the net assets are less than $50 million.

For the fiscal year ended September 30, 2003, Lincoln Equity earned no fee as sub-adviser due to the level of net assets.

ARIEL PREMIER BOND FUND

Ariel Capital Management, LLC is paid as investment adviser at the annual rate of 0.35% of average daily net assets of the Fund. For its administrative services for the Investor Class, it is paid at the annual rate of 0.25% of average daily net assets less than $1 billion, declining to 0.20% of average daily net assets of $2 billion or more. For the fiscal year ended September 30, 2003, the administrative services fee was 0.25% of average daily net assets.

For the fiscal year ended September 30, 2003, Lincoln Fixed Income was paid by Ariel Capital Management, LLC (not the Fund) for its services as sub-adviser at the annual rate of 0.20% of average daily net assets.

SHAREHOLDER STATEMENTS AND REPORTS

To keep you informed about your investments, Ariel Mutual Funds sends you various account statements, including:

- confirmation statements that verify a buy or sell transaction (except in the case of automatic purchases from bank accounts and automatic redemptions)

-    quarter-end and year-end consolidated account statements

-    semi-annual and annual Ariel Mutual Funds reports

-    "The Patient Investor," our award-winning quarterly market commentary

- average cost statements for certain types of accounts that sold shares during the year

When we send financial reports, prospectuses and other regulatory materials to you, we attempt to reduce the volume of mail you receive by sending one copy of these documents to two or more account holders who share the same address. However, should you wish to receive individual copies of these materials, please contact us at 1-800-292-7435.

Duplicate statements and historical account information can be obtained by calling 1-800-292-7435 or visiting www.arielmutualfunds.com.

[GRAPHIC]

MANAGING YOUR ARIEL ACCOUNT

You may purchase or sell shares in the Ariel Mutual Funds directly with Ariel or through an intermediary, such as a broker, bank, investment adviser or record-keeper. The following sections apply to purchasing and selling Fund shares directly with Ariel Mutual Funds.

DOING BUSINESS WITH ARIEL

Ariel Mutual Funds shareholder services representatives are available Monday through Friday (except holidays) from 8:00am to 5:00pm Central Time. Our WEB SITE and TURTLE TALK (automated shareholder information hotline) are both available 24 hours a day, 7 days a week.

ON THE WEB

www.arielmutualfunds.com             -    Establish an account
                                     -    Buy, sell or exchange shares
                                     -    Access general fund information and
                                          literature
                                     -    Change your address
                                     -    Modify automatic investment program
                                     -    View updated fund prices and
                                          performance
                                     -    View account positions and recent
                                          transactions
                                     -    Sign-up for eDelivery to receive your
                                          quarterly account statements,
                                          quarterly reports and prospectuses
                                          online

BY PHONE

1-800-29-ARIEL                       -    Buy, sell or exchange shares
(1-800-292-7435)                     -    Change your address
                                     -    Check prices and account balances
Select OPTION 2 for TURTLE TALK      -    Add another fund to your account
                                     -    Request general fund information
                                     -    Order duplicate statements and tax
                                          forms

IN WRITING

REGULAR MAIL                         -    Open a new account
BFDS                                 -    Buy, sell or exchange shares
Attn: Ariel Mutual Funds             -    Change account registration
P.O. Box 219121                      -    Arrange for seasonal mailing addresses
Kansas City, MO 64121-9121           -    Add banking information to your
                                          account
                                     -    Add or modify your automatic
                                          investment program
OVERNIGHT MAIL
BFDS
Attn: Ariel Mutual Funds
330 West 9th Street
Kansas City, MO 64105-1514
(Telephone: 816-843-9700)

OPENING A NEW ARIEL ACCOUNT

You can invest in Ariel Mutual Funds through several different account arrangements.

                                                                               ACCOUNT MINIMUMS (PER FUND)
                                                                     ------------------------------------------------
ACCOUNT TYPE                   SPECIAL FEATURES                      INITIAL INVESTMENT    EACH SUBSEQUENT INVESTMENT
REGULAR ACCOUNT                Available as individual, joint,       $ 1,000               $ 50
                               custodial, trust, partnership and
                               corporate accounts.

IRA (TRADITIONAL, ROTH, SEP)   Tax-deferred and tax-free accounts    $   250               $ 50
AND EDUCATION SAVINGS          for retirement and education.
ACCOUNT (ESA)                  IRA and ESA account holders will be
                               charged a $15 annual record-keeping
                               fee or a $60 one-time, lifetime
                               record-keeping fee. The fee is
                               assessed per Social Security number
                               (not per account) and covers all
                               your IRA (Traditional, Roth,
                               Rollover, etc.) and ESA accounts in
                               all the Ariel Mutual Funds. There
                               are no set-up fees or restrictions.

AUTOMATIC INVESTMENT           Regular, automatic investment         $     0 (waived)      $ 50 per month
PROGRAM                        direct from your bank account or
                               your pay-check to Ariel;
                               available for all types of
                               accounts. Initial minimum
                               investment requirement waived if
                               you automatically invest a minimum
                               of $50 per month.

CHOICES FOR ACCOUNT REGISTRATION

To invest with Ariel Mutual Funds you must be a U.S. resident with a Social Security number or a tax identification number. You can open a new account in any of the following ways:

-    VIA THE INTERNET

     Visit our web site at www.arielmutualfunds.com and follow the instructions presented on the screen. For important information on this feature, please refer to the "Internet Transactions" section on page 45.

-    BY MAIL

     REGULAR MAIL                       OVERNIGHT MAIL
     BFDS                               BFDS
     Attn: Ariel Mutual Funds           Attn: Ariel Mutual Funds
     P.O. Box 219121                    330 West 9th Street
     Kansas City, MO 64121-9121         Kansas City, MO 64105-1514
     (Telephone: 800-292-7435)          (Telephone: 816-843-9700)

-    BY WIRE

     Call 1-800-292-7435 to obtain a prospectus and an account number, and wire your initial investment to:

     State Street Bank & Trust Co.      ABA# 101003621
     Attn: Ariel Mutual Funds           Account# 7528205
     801 Pennsylvania
     Kansas City, MO 64105-1307

CURRENT ARIEL SHAREHOLDERS MAY ALSO OPEN A NEW, IDENTICALLY REGISTERED AUTHORIZED ARIEL ACCOUNT:

-    VIA THE INTERNET

     Visit our web site at www.arielmutualfunds.com and follow the instructions presented on the screen. For important information on this feature, please refer to the "Internet Transactions" section on page 45.

-    BY TURTLE TALK

     Call 1-800-292-7435, OPTION 2 and follow the voice prompts.

-    BY PHONE OR WIRE

     Call 1-800-292-7435 to arrange for this transaction.

PLEASE NOTE:

- You may be asked to return an original completed and signed application for every newly registered account you open, regardless of type.

- With an Automatic Investment Program, any time a scheduled investment cannot be made because your bank account has insufficient funds, we reserve the right to charge your account $10, plus any costs incurred. We also reserve the right to close the account after two successive incidents of insufficient funds.

IMPORTANT INFORMATION ABOUT OPENING AN ACCOUNT

In accordance with the regulations issued under the USA Patriot Act, Ariel Mutual Funds and their transfer agent are required to obtain, verify and record information that identifies each person who applies to open an account. For this reason, when you open (or change ownership of) an account, we will ask for your name, street address (or APO/FPO), date of birth, taxpayer identification number and other information which we will verify to confirm your identity.

We are required to reject your account application if you fail to provide us with all of the required information. We will attempt to contact you or your broker to try and collect the missing information. Please note:

- If you are unable to provide the requested information or we are unable to contact you within two (2) business days, your application will be rejected and we will return your purchase check.

- If we obtain the required information from you, your investment will be accepted and you will receive the Fund price as of the date all information is received.

After your account is established, the Funds are required by law to verify your identity. If we are unable to verify your identity based on the information you provide, we reserve the right to close and liquidate your account. You will receive the Fund share price for the day your account is closed and the proceeds will be sent to you via check. In addition, we reserve the right to hold your proceeds until the earlier of fifteen (15) days after your purchase check was invested or the date we can verify your purchase check has cleared. Under some circumstances the Funds may be required to "freeze" your account if information matches government suspicious activity lists.

ADDING TO AN EXISTING ARIEL ACCOUNT

Existing shareholders may purchase additional shares for all authorized accounts through any of the methods presented below.

                              CONTACT US AT                               EASY INSTRUCTIONS

VIA THE INTERNET(a)           www.arielmutualfunds.com                    You need your active Ariel account
                                                                          number and your Social Security or tax
                                                                          identification number to establish a
                                                                          personal identification number (PIN)
                                                                          and initiate the transaction. For more
                                                                          information on this feature, please
                                                                          refer to the "Internet Transactions"
                                                                          section on page 45.

BY TURTLE TALK(a)             1-800-29-ARIEL                              If you are a first time caller, you
                              (1-800-292-7435), OPTION 2                  need your Social Security number (or
                                                                          tax identification number) and your
                                                                          account number to establish a PIN. Once
                                                                          you have a PIN, follow the voice
                                                                          prompts to initiate the transaction.

BY MAIL                       REGULAR MAIL                                Make your check payable to ARIEL MUTUAL
                              BFDS                                        FUNDS. Send it along with the bottom of
                              Attn: Ariel Mutual Funds                    your most recent account statement or
                              P.O. Box 219121                             with a note that includes the
                              Kansas City, MO 64121-9121                  registered account name, account number
                                                                          and the name of the Fund in which you
                              OVERNIGHT MAIL                              wish to invest.
                              BFDS
                              Attn: Ariel Mutual Funds
                              330 West 9th Street
                              Kansas City, MO 64105-1514
                              (Telephone: 816-843-9700)

BY WIRE                       1-800-292-7435 to arrange for this          Provide our shareholder services representative
                              transaction, and wire your investment to:   with your name, Social Security number,
                                                                          account number and Fund name, as well
                              State Street Bank & Trust Co.               as the name and address of the financial institution
                              Attn: Ariel Mutual Funds                    wiring the money.
                              801 Pennsylvania
                              Kansas City, MO 64105-1307
                              ABA# 101003621
                              Account# 7528205

BY PHONE                      1-800-292-7435 to arrange for this          By using the telephone exchange plan,
                              transaction                                 provide our shareholder services representative
                                                                          with your name and Social Security number, as well
                                                                          as instructions for purchasing additional shares.

(a) You need to have pre-existing banking information on file prior to adding to your account via the Internet or Turtle Talk.

PLEASE NOTE:

- Refer to "Determining the Price for Your Transaction" on page 45 for information regarding how the Fund share price for your purchase is determined.

- We calculate the number of shares you have purchased based on the Fund share price (net asset value) you received for your order.

- We can accept purchases only in U.S. dollars drawn on U.S. banks. We CANNOT accept cash, cashier's checks, travelers checks, money orders, credit cards, credit card checks, third-party checks (except for properly endorsed IRA rollover checks), starter checks or business checks for deposit in individual accounts.

- If payment for your check or telephone purchase order does not clear, Ariel will cancel your purchase and you will be liable for any losses or fees the Fund or its transfer agent incurs.

- Broker-dealers may charge a transaction fee on the purchase or sale of Fund shares.

[SIDENOTE]

! WEB TIP

  YOU CAN OPEN AN ARIEL MUTUAL FUNDS ACCOUNT AT www.arielmutualfunds.com.

SELLING ARIEL FUND SHARES

Existing shareholders may sell shares through any of the methods presented below for all authorized accounts.

                              CONTACT US AT                               EASY INSTRUCTIONS
VIA THE INTERNET              www.arielmutualfunds.com                    You need your active Ariel account
                                                                          number and your Social Security or tax
                                                                          identification number to establish a
                                                                          personal identification number (PIN)
                                                                          and initiate the transaction. For more
                                                                          information on this feature, please
                                                                          refer to the "Internet Transactions"
                                                                          section on page 45.

BY TURTLE TALK                1-800-29-ARIEL                              If you are a first time caller, you
                              (1-800-292-7435), OPTION 2                  need your Social Security number (or
                                                                          tax identification number) and your
                                                                          account number to establish a PIN. Once
                                                                          you have a PIN, follow the voice
                                                                          prompts to initiate the transaction.

BY WIRE                       1-800-292-7435 to arrange for this          Call or send us a letter with your
                              transaction                                 account name and number, as well as the
                                                                          number of shares you wish to sell or
                                                                          the dollar amount you wish to receive.
                                                                          WE WILL WIRE THE PROCEEDS TO THE
                                                                          FINANCIAL INSTITUTION OF RECORD.

BY MAIL                       REGULAR MAIL                                Send us a letter with your account name
                              BFDS                                        and number, as well as the number of
                              Attn: Ariel Mutual Funds                    shares you wish to sell or the dollar
                              P.O. Box 219121                             amount you wish to receive. A CHECK
                              Kansas City, MO 64121-9121                  WILL BE SENT TO THE ADDRESS OF RECORD.

                              OVERNIGHT MAIL
                              BFDS
                              Attn: Ariel Mutual Funds
                              330 West 9th Street
                              Kansas City, MO 64105-1514
                              (Telephone: 816-843-9700)

SYSTEMATIC WITHDRAWAL         Use either of the addresses listed          Send us a letter with your account name
                              above.                                      and number, the dollar amount you wish
                                                                          to receive with each check and how
                                                                          often you wish to receive checks
                                                                          (monthly or quarterly). YOU MUST
                                                                          MAINTAIN A MINIMUM BALANCE OF $25,000
                                                                          AND MAKE A MINIMUM WITHDRAWAL OF $100.

BY PHONE                      1-800-292-7435 to arrange for this          Provide our shareholder services representative
                              transaction                                 resentative with your name, Social Security
                                                                          number and account number. $50,000 IS
                                                                          THE MAXIMUM AMOUNT YOU CAN SELL PER DAY WITHOUT
                                                                          A SIGNATURE GUARANTEE.

PLEASE NOTE:

- Refer to "Determining the Price for Your Transaction" on page 45 for information regarding how the Fund share price for your redemption is determined.

- We normally send the proceeds of your redemption to you the next business day except, as noted, in the case of shares purchased by mail or through an automatic investment plan. However, if we feel the sale may adversely affect the operation of the Fund, we may take up to seven (7) days to send your proceeds.

-    We may charge a $10 fee to process payment by wire.

- If the value of your account falls below $1,000 for any reason, including a market decline, Ariel reserves the right to close your account and send you the proceeds with thirty (30) days written notice. Ariel will redeem your shares at the NAV calculated on the day your account is closed.

- Broker-dealers may charge a transaction fee on the sale or purchase of Fund shares.

- We reserve the right to pay redemptions in the Ariel Mutual Funds in kind (marketable portfolio securities).

- We cannot send you the proceeds from a redemption of shares that were purchased by mail or through an automatic investment plan (ACH) until the earlier of fifteen (15) days after your purchase check was invested or the date that we can verify your purchase check has cleared.

[SIDENOTE]

! WEB TIP

  YOU CAN CHECK ARIEL MUTUAL FUNDS PRICES AND PERFORMANCE AT www.arielmutualfunds.com.

SIGNATURE GUARANTEE

In some cases, you will have to make your redemption request in writing, and will have to obtain a signature guarantee. A signature guarantee is designed to protect you and Ariel from fraudulent activities. Ariel requires a signature guarantee in the following situations:

- you request a change to your current account registration such as changing your name or transfer on death (TOD) beneficiary or adding or removing a joint owner

-    you want to add or modify your banking information

-    you want to sell shares and

     - you want the check mailed to an address other than the address on the account registration

     - you want the check mailed and the address of record was changed within the past sixty (60) days

     - you want the check made payable to someone other than the account owner

     - you instruct Ariel to wire the proceeds to a bank or brokerage account, but the telephone redemption by wire plan is not activated on the account

     - you instruct Ariel to wire the proceeds to a bank or brokerage account other than the account listed on your current account record

-    you want to sell more than $50,000 in shares

If you have a joint account, each account holder will need to provide a signature guarantee in all of the cases listed above. Signature guarantees can be obtained from a commercial bank, trust company, savings and loan association, broker-dealer, credit union (if authorized under state law), or securities exchange or association. In some cases, we may ask you for a medallion signature guarantee. Please call us at 1-800-292-7435 for additional details. A NOTARY PUBLIC CANNOT PROVIDE A SIGNATURE GUARANTEE.

[SIDENOTE]

! WEB TIP

  YOU CAN PURCHASE, EXCHANGE AND REDEEM ARIEL MUTUAL FUNDS SHARES AT www.arielmutualfunds.com.

SHAREHOLDER SERVICES

CONFIRMING YOUR TRANSACTIONS

We will send you a written confirmation of every purchase and sale, excluding automatic purchases and sales. Please review the confirmation for accuracy.

SECURING YOUR TELEPHONE AND INTERNET ORDERS

Ariel will take all reasonable precautions to ensure that your telephone and Internet transactions are authentic. By telephone, such procedures include a request for personal identification (account or Social Security number) and tape-recording of your instructions. By Internet, such procedures include the use of your account number, Social Security number, personal identification number and encryption. We cannot, however, be held liable for executing instructions we reasonably believe to be genuine. All shareholders, with the exception of fiduciary accounts, automatically receive telephone and Internet privileges to exchange, purchase or sell shares. Fiduciary account holders receive telephone and Internet privileges to exchange only. If you do not want the flexibility of telephone and Internet privileges, decline those services on your account application or call 1-800-292-7435. Please note that corporations, partnerships, charitable organizations and investment clubs must conduct all transactions via mail.

EXCHANGING SHARES

You may exchange the shares of any Ariel Mutual Fund you own for shares of another Ariel Mutual Fund, so long as you meet the investment minimum required for that Fund. Also, you may exchange your shares for shares of SSgA Money Market Fund. You should read the prospectus for any new Fund in which you invest. You can obtain a prospectus by calling 1-800-292-7435 or by visiting our award-winning web site at www.arielmutualfunds.com.

PLEASE NOTE:

- To exchange shares from one Ariel account to another Ariel account or to exchange shares to the SSgA Money Market Fund, call 1-800-292-7435 or visit our award-winning web site at www.arielmutualfunds.com.

- Each exchange represents both a sale and a purchase of fund shares. Therefore, you may incur a gain or loss for income tax purposes on any exchange.

- Refer to "Determining the Price for Your Transaction" on page 45 for information regarding how the Fund share prices for your exchange are determined.

- Shares purchased through exchange must be registered in the current account name with the same Social Security or taxpayer identification number.

- If you are authorized for telephone and Internet transactions and you provide the proper information to an agent of your choice, your agent can also make telephone or Internet exchanges on your behalf.

-    There must be at least 24 hours between exchanges.

EXCHANGE PLAN RESTRICTIONS

ARIEL MUTUAL FUNDS DOES NOT PERMIT MARKET-TIMING AND HAS ADOPTED THE FOLLOWING POLICIES TO DISCOURAGE THIS PRACTICE:

- Generally, you will be permitted to make up to four (4) round trip exchanges per calendar year (a round trip is an exchange out of one Fund into another Fund, and then back again).

- Ariel may temporarily or permanently terminate the exchange privilege of any investor who makes excessive exchanges. Excessive trading can hurt Fund performance and shareholders.

- Ariel may refuse exchange purchases by any person or group, if Ariel believes that the purchase will be harmful to existing shareholders.

- Ariel may terminate or modify exchange privileges at any time, but will attempt to give sixty (60) days prior notice or as much prior notice as is reasonably possible.

- Although Ariel does not knowingly permit market timing of our Funds, we receive purchase and sales orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries.

PLEASE NOTE:

- If your account is subject to back-up withholding, you may not use the exchange plan.

[SIDENOTE]

! WEB TIP

  WITH eDELIVERY, YOU CAN RECEIVE YOUR ARIEL MUTUAL FUNDS STATEMENTS VIA EMAIL. SIGN UP AT www.arielmutualfunds.com.

CALCULATING THE FUNDS' SHARE PRICES

We calculate the price of Ariel Mutual Funds shares at net asset value (NAV) as of close of trading on the New York Stock Exchange (NYSE) (normally 3:00 pm Central Time) every day the Exchange is OPEN FOR BUSINESS*. The NAV is computed by subtracting the Fund's liabilities from its total assets and dividing the result by the number of shares outstanding.

Equity securities held in the Funds' portfolios are generally valued at their market prices. Bonds are generally valued on the basis of quotations provided by pricing services or dealers. In cases when quotations for a particular security are not readily available or the quote is determined not to represent a fair value, we calculate a fair value of the security under procedures established by the Board of Trustees.

DETERMINING THE PRICE FOR YOUR TRANSACTION

If we receive your request to purchase, sell, or exchange Fund shares before New York Stock Exchange (NYSE) Closing Time (normally 3:00 pm Central Time) you will receive that day's closing price. If we receive your request after NYSE Closing Time, we will process your request at the NAV next calculated on the following business day.

In cases where we require additional documentation to complete your request to purchase, sell or exchange Fund shares, you will receive the Fund price as of the time all information is received.

If you are purchasing, selling or exchanging Fund shares through a broker-dealer or other financial institution, your NAV is dependent upon when your broker-dealer receives your request and sends it to Ariel Mutual Funds. To receive the closing price for the day you place your order, your broker-dealer must receive your order before NYSE Closing Time and promptly transmit the order to Ariel Mutual Funds.

INTERNET TRANSACTIONS

Our award winning web site, www.arielmutualfunds.com, offers the following services:

-    Open an account entirely online--no forms to print or mail.

-    Check your Fund account balances and historical transactions.

-    Purchase, exchange and redeem shares of Ariel Mutual Funds.

- Sign-up for eDELIVERY* which allows you online access to your quarterly account statements, quarterly reports, prospectuses and privacy notices.

[SIDENOTE]

* THE EXCHANGE IS NORMALLY OPEN FOR BUSINESS EVERY WEEK, MONDAY THROUGH FRIDAY, EXCEPT WHEN THE FOLLOWING HOLIDAYS ARE CELEBRATED: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY. ARIEL MAY SUSPEND REDEMPTIONS OR POSTPONE PAYMENT DATES ON DAYS WHEN THE NYSE IS CLOSED (OTHER THAN WEEKENDS AND HOLIDAYS), WHEN TRADING IS RESTRICTED OR AS PERMITTED BY THE SEC.

* eDELIVERY ALLOWS YOU QUICK ACCESS AND ARCHIVING ABILITIES. IT ALSO SAVES PAPER AND REDUCES MAILING COSTS.

Payment for shares purchased through our web site may be made only through an ACH (Automated Clearing House) debit of your bank account of record. Redemptions will be paid by check, wire or ACH transfer only to the address or bank account of record. Only bank accounts held at domestic financial institutions that are ACH members can be used for transactions through the Fund's web site. Transactions through the web site are subject to the same investment and redemption minimums and maximums as other transaction methods.

You should be aware that there may be delays, malfunctions or other inconveniences associated with the Internet. There also may be times when the web site is unavailable for Fund transactions or other purposes. Should this happen, you should consider performing transactions by another method.

Ariel Mutual Funds employs procedures to confirm that transactions entered through the Internet are genuine. These procedures include personal identification numbers (PINs), encryption and other precautions reasonably designed to protect the integrity, confidentiality and security of shareholder information. In order to conduct transactions on the Funds' web site, you will need your account number, Social Security number and PIN. Neither the Funds, their transfer agent, distributor or adviser will be liable for any loss, liability, cost or expense for following instructions communicated through the Internet, including fraudulent or unauthorized instructions.

DISTRIBUTIONS

Net realized capital gains are distributed to all shareholders at least annually. Net investment income for the Ariel Fund, Ariel Appreciation Fund and Ariel Premier Growth Fund is declared and distributed once per year and usually accompanies the net capital gains distribution. Net investment income for the Ariel Premier Bond Fund is declared daily and is paid monthly. You may receive your Fund dividends and/or capital gains distributions in several ways:

- REINVESTMENT. Unless otherwise instructed, we reinvest your fund dividends and capital gains distributions in additional shares.The share price is computed as of the ex-dividend date.

- INCOME ONLY. Ariel will automatically reinvest your capital gains distributions, but you may receive a check for income dividends. If you prefer, Ariel will send your dividend proceeds directly to your bank or financial institution via ACH transfer. You must establish this feature at least ten (10) days prior to the distribution.

- CASH. You may receive all dividends or capital gains distributions totaling more than $10 in cash. To do so, you must notify Ariel Mutual Funds in writing ten (10) days prior to the payment date. Please refer to the mailing address on page 35.

PLEASE NOTE:

- Ariel will automatically reinvest distributions for IRA shareholders. A cash payment of a distribution is considered a withdrawal of IRA earnings, and is subject to taxes and potential income penalties for those under age 59 1/2. Once you reach 59 1/2, you are eligible to withdraw the earnings from your IRA and may request cash payments of the distributions.

- For those not reinvesting their dividends, Ariel will normally begin mailing distribution checks within five (5) business days following the payable date.

TAXES

The tax status of your distributions from a Fund does not depend on whether you reinvest them or take them in cash, nor does it depend on how long you have owned your shares. Rather, income dividends and short-term capital gains distributions are taxed as ordinary income. Long-term capital gains distributions are taxed as long-term capital gains and different tax rates apply for these distributions. Every January, Ariel will send you and the IRS a statement called Form 1099-DIV; this form will show the amount of each taxable distribution you received from the previous year. If the total distributions you received for the year are less than $10, you may not receive a Form 1099-DIV.

If you sell shares you have held for a year or longer, any gain or loss is treated as a capital gain or loss. If you sell shares within one year of purchase, any gains are treated as ordinary income and losses are subject to special rules.

PROXY POLICY STATEMENT

For a copy of Ariel Mutual Funds' complete proxy voting policy and procedures, please call 1-800-292-7435 or log on to our award-winning web site, www.arielmutualfunds.com, or visit the SEC's web site at www.sec.gov.

[SIDENOTE]

! TAX LAWS ARE SUBJECT TO CHANGE. WE RECOMMEND CONSULTING YOUR TAX ADVISOR ABOUT
  YOUR PARTICULAR TAX SITUATION UNDER THE CURRENT LAWS.

[GRAPHIC]

PRIVACY NOTICE

We collect information about you from your account application and other forms that you deliver to us. We use this information to process your requests and transactions; for example, to provide you with additional information about our Funds, to open an account for you or to process a transaction. In order to service your account and effect your transactions, we may provide your personal information to firms that assist us in servicing your account, such as our transfer agent. We also may provide your name and address to one of our agents for the purpose of mailing your account statement and other information about our products and services to you. We require these outside firms, organizations or individuals to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not provide customer names and addresses to outside firms, organizations or individuals except in furtherance of our business relationship with you, or as otherwise allowed or required by the law.

We will only share information about you with those employees who will be working with us to provide our products and services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.

Additional information about the Ariel Mutual Funds is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected their performance during the last fiscal year.

You can also find more detailed information about the Ariel Mutual Funds in the current Statement of Additional Information, dated February 1, 2004, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference into this Prospectus. To receive your free copy of the Statement of Additional Information, or any of the annual or semiannual reports, or if you have questions about investing in the Funds, contact us at:

[ARIEL MUTUAL FUNDS LOGO]

P.O. BOX 219121
KANSAS CITY, MISSOURI
64121-9121
800-292-7435
www.arielmutualfunds.com

You can find reports and other information about the Funds on the SEC web site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, DC 20549-0102. Information about the Funds, including their Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. For information on the Public Reference Room, call the SEC at 202-942-8090 or send an e-mail to publicinfo@sec.gov.

                                                              Ariel Mutual Funds
                                        Investment Company Act File No. 811-4786
                                                                   Pro. 2.1.2004

PROSPECTUS
2.1.04

[GRAPHIC]

ARIEL PREMIER GROWTH FUND --
  INSTITUTIONAL CLASS

ARIEL PREMIER BOND FUND --
  INSTITUTIONAL CLASS

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THE SHARES OF ARIEL MUTUAL FUNDS. NOR HAS THE SECURITIES AND EXCHANGE COMMISSION DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[ARIEL MUTUAL FUNDS(SM) LOGO]

TABLE OF CONTENTS

Ariel Premier Growth Fund--Institutional Class
  Overview                                                              1

Ariel Premier Bond Fund--Institutional Class
  Overview                                                              5

Ariel Premier Growth Fund--Institutional Class
  Our Growth Approach In-depth                                          9

Ariel Premier Growth Fund--Institutional Class
  Financial Highlights                                                 12

Ariel Premier Bond Fund--Institutional Class
  Our Fixed Income Approach In-depth                                   13

Ariel Premier Bond Fund--Institutional Class
  Financial Highlights                                                 15

How the Ariel Mutual Funds are Organized                               16

Managing Your Ariel Account                                            20

Privacy Notice                                                         29

[GRAPHIC]

LOOKING FOR AN EASY WAY TO REDUCE THE AMOUNT OF MAIL IN YOUR MAILBOX?

Sign up for Ariel's eDELIVERY service at www.arielmutualfunds.com and receive your prospectus via email!

[GRAPHIC]

ARIEL PREMIER GROWTH FUND--INSTITUTIONAL CLASS
OVERVIEW

ARIEL PREMIER GROWTH FUND SEEKS LONG TERM CAPITAL APPRECIATION.

PRINCIPAL INVESTMENT STRATEGY

The ARIEL PREMIER GROWTH FUND invests primarily in the stocks of large companies with MARKET CAPITALIZATIONS(1) greater than $10 billion at the time of investment. The investment sub-adviser for Ariel Premier Growth Fund seeks to invest in a small number of large companies which it believes to have exceptional growth prospects.

The Ariel Premier Growth Fund relies on in-depth research to seek sound companies that share attributes which should result in capital appreciation over time. These attributes include:
-    solid business models
-    strong financial statements
-    experienced management
- advantaged competitive positioning in growth sectors of the worldwide economy
The essence of the Ariel Premier Growth Fund's strategy is patience and discipline.

PRINCIPAL INVESTMENT RISKS

Although we make every effort to achieve the Ariel Premier Growth Fund's objective of long-term capital appreciation, we cannot guarantee we will attain that objective. You could lose money on your purchase of shares in the Ariel Premier Growth Fund. The table below lists some of the principal risks of investing in this Fund and the measures we take in attempting to limit those risks:

RISKS                                                   HOW THE FUND TRIES TO MANAGE THEM
The stocks in companies held by the Ariel Premier       Ariel Premier Growth Fund maintains a long-term perspective
Growth Fund could fall out of favor.                    and seeks companies with solid finances and proven records.
                                                        As a large cap growth fund, Ariel Premier Growth Fund will own both cyclical and secular growth companies.

As the Ariel Premier Growth Fund holds relatively       The Sub-Adviser researches stocks exhaustively before purchase;
few stocks, a fluctuation in one stock could            monitors them continuously after purchase; and limits the
significantly affect the Fund's overall performance.    value of a single stock as a percentage of the total
                                                        Fund--if its price rises to exceed the limit, sells the
                                                        excess.

The general level of stock prices                       Ariel Premier Growth Fund may be expected to reflect broad
could decline.                                          stock market moves.

THE ARIEL PREMIER GROWTH FUND CURRENTLY OFFERS TWO CLASSES OF SHARES, THE INVESTOR CLASS AND THE INSTITUTIONAL CLASS. THE INVESTOR CLASS IS PRIMARILY OFFERED TO INDIVIDUAL INVESTORS THROUGH A SEPARATE PROSPECTUS.

(1) MARKET CAPITALIZATION, OR "MARKET CAP," PROVIDES A READY GAUGE OF A COMPANY'S SIZE. IT IS THE TOTAL NUMBER OF THE COMPANY'S OUTSTANDING SHARES MULTIPLIED BY THE CURRENT PRICE OF ITS STOCK.

WHO SHOULD CONSIDER INVESTING IN THE FUND--AND WHO SHOULD NOT

You should consider investing in the Ariel Premier Growth Fund if you are looking for long-term capital appreciation and are willing to accept the associated risks. Although past performance cannot predict future results, stock investments historically have outperformed most bond and money-market investments. However, this higher return has come at the expense of greater short-term price fluctuations. Thus, you should not consider investing in the Fund if you anticipate a near-term need--typically within five years--for either the principal or the gains from your investment.(2)

TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar chart and table that follow can help you evaluate the potential risk and reward of investing in the Ariel Premier Growth Fund by noting changes in the Fund's performance from year to year. The table also shows how the Fund's average annual total returns for the last one year and since inception, compare with those of a broad measure of market performance. Total return measures the change in the price of a mutual fund investment, assuming that all dividend income and capital gain distributions are reinvested.

For any fund, you should evaluate total return in light of the fund's particular investment objectives and policies, as well as general market conditions during the reported time periods. The bar chart for Ariel Premier Growth Fund shows the Fund's total return for each calendar year since inception. The returns include reinvestment of all dividends and distributions.

The tables compare AVERAGE annual total returns for the Ariel Premier Growth Fund with standard benchmark indices the S&P 500 INDEX(3) and the RUSSELL 1000 GROWTH INDEX(4). The indices do not represent the actual returns an investor might experience. Rather, they measure overall market returns. In addition, they do not take into account the costs of buying and selling securities or managing a stock portfolio; these costs are deducted from mutual fund returns.

PLEASE NOTE:

- For the average annual total returns tables, the after-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

- Actual after-tax returns depend on an investor's tax situation and may differ from those shown.

- After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

- If returns are negative, returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes as the resulting capital losses from the sale of Fund shares would be available to offset capital gains from other investments.

(2) AN INVESTMENT IN THE ARIEL PREMIER GROWTH FUND, LIKE ANY MUTUAL FUND, IS NOT A BANK DEPOSIT. IT IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

(3) THE S&P 500 INDEX IS A BROAD MARKET-WEIGHTED INDEX DOMINATED BY LARGE-SIZED COMPANIES.

(4) THE RUSSELL 1000 GROWTH INDEX IS A BROAD MARKET-WEIGHTED INDEX DOMINATED BY LARGE-SIZED COMPANIES BELIEVED TO HAVE HIGHER PROJECTED GROWTH PROSPECTS.

ARIEL PREMIER GROWTH FUND-INSTITUTIONAL CLASS -- APGRX

INCEPTION: FEBRUARY 1, 2002

[CHART]

TOTAL RETURN (BEFORE TAXES)

'03                          25.64%

Best Quarter:                4Q '03    10.77%

Worst Quarter:               2Q '02   -18.48%

Return for the fiscal quarter ended 12/31/03 was 10.77%. The Fund's past performance is not indicative of future performance.

AVERAGE ANNUAL TOTAL RETURNS

                                                               AS OF DECEMBER 31, 2003
                                                              -------------------------
                                                              1 YEAR    SINCE INCEPTION
                                                              ------    ---------------
Return Before Taxes                                           25.64%        -3.94%

Return After Taxes on Distributions                           25.64%        -3.94%

Return After Taxes on Distributions and Sale of Fund Shares   16.67%        -3.34%

Russell 1000 Growth Index(a)                                  29.75%        -2.51%

S&P 500 Index(a)                                              28.68%         0.90%

(a)  Reflects no deductions for fees, expenses and taxes.

ANNUAL OPERATING EXPENSES

The table below describes the Fund's fees and expenses. If you buy and hold shares in the Ariel Premier Growth Fund-Institutional Class, you bear these fees indirectly. THESE FEES ARE PAID FROM THE FUND'S ASSETS.

                            ARIEL PREMIER GROWTH FUND-INSTITUTIONAL CLASS
                            ----------------------------------------------
                            PERCENTAGE OF AVERAGE DAILY NET FUND ASSETS(a)
Management fees(5)                              0.60%

Distribution (12b-1 fees)                          -

Other expenses(6)                               0.05%

Total annual
operating expenses                              0.65%

(a) Other expenses are based on amounts for year ended September 30, 2003. Total annual operating expenses are contractually limited under the Management Agreement to 0.65%. Ariel Capital Management, LLC will pay the Ariel Premier Growth Fund's other expenses above this limitation.

EXAMPLE

The example below illustrates the expenses you would incur on a $1,000,000 investment in the Ariel Premier Growth Fund-Institutional Class (minimum initial investment) based on the Fund's current level of expenses. The example assumes that the Fund earned an annual return of 5% over the periods shown and that you redeem your shares at the end of each time period.

                              1 YEAR     3 YEARS     5 YEARS    10 YEARS
Ariel Premier Growth Fund-
Institutional Class          $  6,641   $  20,803   $  36,224   $ 81,043

This example is hypothetical and is presented for the purpose of comparing the Fund's expense ratio with other mutual funds. It does not represent estimates of future expenses or returns, either of which may be greater or less than the amounts depicted.

(5) MANAGEMENT FEES COVER THE COSTS OF MANAGING THE FUND'S INVESTMENTS AND THE COSTS OF ADMINISTRATION AND ACCOUNTING.

(6) OTHER EXPENSES INCLUDE THE COSTS OF THE CUSTODIAN AND TRANSFER AGENT, ACCOUNTANTS, ATTORNEYS AND TRUSTEES.

[GRAPHIC]

ARIEL PREMIER BOND FUND--INSTITUTIONAL CLASS
OVERVIEW

ARIEL PREMIER BOND FUND SEEKS TO MAXIMIZE TOTAL RETURN THROUGH A COMBINATION OF INCOME AND CAPITAL APPRECIATION.

PRINCIPAL INVESTMENT STRATEGY

Under normal market conditions, the Ariel Premier Bond Fund invests at least 80% of its net assets plus any borrowing for investment purposes (calculated at the time of any investment) in high quality fixed-income securities for which a ready market exists. If the securities are private-sector issues--corporate bonds, commercial paper or bonds secured by assets such as home mortgages--generally, they must have earned an "A" rating or better from a nationally recognized statistical rating organization, such as Moody's Investors Service, Standard & Poor's or Fitch. The Fund also considers all bonds issued by the U.S. government and its agencies to be high quality.

PRINCIPAL INVESTMENT RISKS

Although the Ariel Premier Bond Fund's Investment Sub-Adviser makes every effort to achieve the Fund's objective of maximizing TOTAL RETURN(7) on its investments, there can be no guarantee the Fund will attain its objective. You could lose money on your purchase of shares in the Ariel Premier Bond Fund. The table below lists some of the principal risks of investing in the Ariel Premier Bond Fund, as well as the measures the Bond Fund's Sub-Adviser takes in attempting to limit those risks.

RISKS                                                   HOW THE FUND TRIES TO MANAGE THEM
Issuers of bonds held by the Fund cannot make timely    On average, Ariel Premier Bond Fund only holds bonds with
payments of either interest or principal when they      high credit ratings, A or better.
are due.

Highly rated bonds are downgraded because of the        The Sub-Adviser conducts independent evaluation of the
issuer's financial problems.                            creditworthiness of the bonds and their issuers.

Bond prices decline because of an increase in           The Sub-Adviser actively manages average duration in
interest rates.                                         anticipation of interest rate changes.

THE ARIEL PREMIER BOND FUND CURRENTLY OFFERS TWO CLASSES OF SHARES, THE INVESTOR CLASS AND THE INSTITUTIONAL CLASS. THE INVESTOR CLASS IS PRIMARILY OFFERED TO INDIVIDUAL INVESTORS THROUGH A SEPARATE PROSPECTUS.

(7) A BOND'S TOTAL RETURN REFLECTS TWO COMPONENTS: FIRST, THE INTEREST INCOME IT GENERATES IN A GIVEN PERIOD; AND SECOND, THE CHANGE IN THE BOND'S VALUE DURING THE PERIOD. AN INCREASE IN THE VALUE OF THE BOND ADDS TO TOTAL RETURN, A DECREASE REDUCES TOTAL RETURN. THE CALCULATIONS ASSUME THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS.

WHO SHOULD CONSIDER INVESTING IN THE FUND--AND WHO SHOULD NOT

You should consider investing in the Ariel Premier Bond Fund if you are seeking current income and capital appreciation. You should be willing to accept short-term price fluctuations, which will occur from time to time. Traditionally, these fluctuations have been less than those associated with stocks.

You should not consider investing in the Ariel Premier Bond Fund if you cannot tolerate moderate short-term declines in share value or if you are seeking the higher returns historically achieved by stocks.

TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar chart and table on the next page can help you evaluate the potential risk and reward of investing in the Ariel Premier Bond Fund-Institutional Class. The bar chart shows the Fund's total return for each full calendar year after inception on October 1, 1995. The table compares the Fund's average annual total return with the return of a relevant benchmark, the LEHMAN BROTHERS AGGREGATE BOND INDEX(8).

Total return measures the change in price of a mutual fund investment, assuming that all dividends, income and capital gain distributions are reinvested. For any fund, you should evaluate total return in light of the fund's particular investment objectives and policies, as well as general market conditions during the reported time periods.

As is the case with indices, the Lehman Brothers Aggregate Bond Index does not represent the actual returns an investor might experience. Rather, it measures the bond market's total return (i.e., the interest income it earns, plus or minus the price change in a given period). It does not take into account the costs of buying and selling securities or the fees related to managing a portfolio.

PLEASE NOTE:

- For the average annual total returns table, the after-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

- Actual after-tax returns depend on an investor's tax situation and may differ from those shown.

- After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(8) THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS ONE OF THE MOST WIDELY ACCEPTED BENCHMARKS OF BOND MARKET TOTAL RETURN. IT INCLUDES MORE THAN 6,000 TAXABLE GOVERNMENT, INVESTMENT-GRADE CORPORATE AND MORTGAGE-BACKED SECURITIES.

ARIEL PREMIER BOND FUND-INSTITUTIONAL CLASS -- APBFX

INCEPTION: OCTOBER 1, 1995

TOTAL RETURN (BEFORE TAXES)

[CHART]

'96                   3.15%
'97                   9.16%
'98                   7.65%
'99                  -0.57%
'00                  10.07%
'01                   7.53%
'02                   9.62%
'03                   4.14%

Best Quarter:                3Q '01    4.44%

Worst Quarter:               1Q '96   -2.51%

Return for the fiscal quarter ended 12/31/03 was 0.20%. The Fund's past performance is not indicative of future performance.

AVERAGE ANNUAL TOTAL RETURNS

                                                                     AS OF DECEMBER 31, 2003
                                                              ------------------------------------
                                                              1 YEAR    5 YEARS    SINCE INCEPTION
                                                              ------    -------    ---------------
Return Before Taxes                                           4.14%      6.08%         6.53%

Return After Taxes on Distributions                           2.13%      3.78%         4.18%

Return After Taxes on Distributions and Sale of Fund
Shares                                                        3.01%      3.77%         4.12%

Lehman Brothers Aggregate Bond Index(a)                       4.10%      6.62%         7.20%

(a)  Reflects no deductions for fees, expenses and taxes.

ANNUAL OPERATING EXPENSES

The table below shows the Fund's fees and expenses. If you buy and hold shares in the Ariel Premier Bond Fund-Institutional Class, you bear these fees indirectly. These expenses are paid from the Fund's assets.

                                ARIEL PREMIER BOND FUND-INSTITUTIONAL CLASS
                                -------------------------------------------
                                PERCENTAGE OF AVERAGE DAILY NET FUND ASSETS
 Management fees                                   0.45%

 Distribution (12b-1 fees)                            -

 Other expenses                                       -

 Total annual
 operating expenses                                0.45%

Fees and expenses are based on the fiscal year ended September 30, 2003.

Ariel Capital Management, LLC paid the Ariel Premier Bond Fund's other expenses.

EXAMPLE

The example below illustrates the expenses you would incur on a $1,000,000 investment in the Ariel Premier Bond Fund-Institutional Class based on the Fund's current level of expenses. The example assumes that the Fund earned an annual return of 5% over the periods shown and that you redeemed your shares at the end of each time period.

                                        1 YEAR       3 YEARS      5 YEARS     10 YEARS
Ariel Premier Bond Fund-
Institutional Class                   $    4,602   $   14,445   $   25,203   $   56,687

The example is hypothetical and is presented for the purpose of comparing the Fund's expense ratio with other mutual funds. It does not represent estimates of future expenses or returns, either of which may be greater or less than the amounts depicted.

[GRAPHIC]

ARIEL PREMIER GROWTH FUND--INSTITUTIONAL CLASS
OUR GROWTH APPROACH IN-DEPTH

INVESTMENT OBJECTIVE

The Ariel Premier Growth Fund pursues an objective of long-term capital appreciation and seeks this objective through investments in large company stocks. The Ariel Premier Growth Fund invests for appreciation, not income. It seeks to invest in larger growth companies with good records and future prospects. Any dividend and interest income the Fund earns is incidental to its fundamental objective. The Fund's Investment Adviser and INVESTMENT SUB-ADVISER(9) cannot guarantee that the Fund will achieve capital appreciation in every circumstance, but both investment advisers are dedicated to that objective. The Ariel Premier Growth Fund's Sub-Adviser believes long-term capital appreciation results from:

-    owning companies whose earnings and cash flow grow faster than expected.

-    owning companies with high returns on capital.

- investing in high quality companies with solid business models, strong financial statements, experienced management and advantaged competitive positioning in growth sectors of the worldwide economy.

- staying true to investment style; rather than attempting to time markets or rotate stocks, the Ariel Premier Growth Fund's Sub-Adviser seeks superior long-term returns through fundamental insights regarding individual stocks.

(9) THE ARIEL PREMIER GROWTH FUND'S INVESTMENT SUB-ADVISER, LINCOLN EQUITY MANAGEMENT, LLC, MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE ARIEL PREMIER GROWTH FUND, SUBJECT TO THE SUPERVISION OF ARIEL CAPITAL MANAGEMENT, LLC AND THE ARIEL INVESTMENT TRUST'S BOARD OF TRUSTEES.

INVESTMENT STRATEGY AND APPROACH

The Ariel Premier Growth Fund's Sub-Adviser believes that successful long-term investing results from disciplined research, experienced judgment and effective portfolio construction. Additionally, valuation plays an important role in providing a consistent and disciplined basis for comparing stocks. The primary measures employed by the Sub-Adviser in evaluating companies are cash flow growth and the amount of capital necessary to fuel future cash flow growth (measured by return on incremental invested capital). The Sub-Adviser's portfolio management team also compares the relative attractiveness of stocks within growth sectors.

LARGE COMPANIES

The Ariel Premier Growth Fund generally focuses on large companies believed to have above-average potential for revenue and earnings growth. Reflecting the market's high expectations for superior growth, such stocks typically have low dividend yields and above-average prices in relation to measures such as revenue, earnings and book value.

The Sub-Adviser believes that even large, well-followed stocks can be mispriced. As such, it works to exploit these opportunities by identifying business catalysts (e.g., new products, more productive use of capital, higher growth in cash flow) in the stocks currently held in the portfolio and adjusting the size of these holdings as the markets recognize or miss fundamental changes within these companies.

A TEAM FOCUS ON RESEARCH

The Sub-Adviser employs a team-based approach to construct a portfolio of superior growth stocks. The team, comprised of experienced analysts and portfolio managers, combines traditional sources (e.g., Wall Street analysts, databases, company reports, trade and technical journals) with non-traditional sources (e.g., contacts at suppliers, customers, competitors, innovative field work), in order to form a basis for future forecasts of cash flow generation. A key aspect of this assessment is developing a thorough understanding of the products, services and markets involved. Additionally, the team members analyze the durability of a company's strategic plan, the quality of its management, the strength of its financial foundation, as well as its CAPITAL PRODUCTIVITY(10).

A LONG-TERM VIEW

The Ariel Premier Growth Fund's objective is long-term capital appreciation. Its investment approach is designed to outperform its benchmark, the Russell 1000 Growth Index, although there can be no assurance that this approach will be successful. The Russell 1000 Growth Index measures the performance of the stocks of approximately 550 companies of the size range in which the Fund invests. The Sub-Adviser's team performs in-depth research on more than 200 of the larger growth companies, representing a large majority of the weighted market capitalization of the Russell 1000 Growth Index.

(10) CAPITAL PRODUCTIVITY IS THE CASH GENERATED FROM THE CAPITAL INVESTED IN A BUSINESS, INCLUDING WORKING CAPITAL, ACQUISITIONS AND CAPITAL EXPENDITURES.

PRINCIPAL INVESTMENTS

The team of analysts and portfolio managers work together to construct the Fund's portfolio, generally concentrated in approximately 60 stocks. The Ariel Premier Growth Fund is constructed one stock at a time. Stocks are purchased with the intention of long-term appreciation. In fact, some are expected to be held for many years. Analysts are responsible for identifying and advocating the best investments within their areas of expertise. The investment team is responsible for managing risk, deciding which sectors to weight more heavily and determining when to exit the stocks of companies.

Stocks are sold when relative price targets are exceeded or when unexpected adverse fundamental changes occur. For example, a negative surprise in a company's earnings may trigger a review by the team because such a surprise could predict a decline in future cash flow. Due to volatility in portions of the growth stock universe, such as technology industries, some of the Fund's positions may have shorter holding periods.

Overall, Ariel Premier Growth Fund is expected to have a longer-term investment perspective with moderate TURNOVER(11), approximately 75-100% annually. This turnover is expected to be lower than most other large capitalization growth funds.

UNDERSTANDING GENERAL MARKET RISK

The Ariel Premier Growth Fund is designed to remain true to the large capitalization growth investing style. The overall risk should reflect the appropriate large growth indices, such as the Russell 1000 Growth Index. The Sub-Adviser uses several tools to understand risk exposures and aid portfolio construction. These tools--which specifically seek to minimize unintended exposures and focus on stock specific selections--include measures of volatility, correlations of stocks and sectors, measurement of macro-economic exposures and a forward look at absolute valuations by sector. Although these tools help manage portfolio risk, they cannot eliminate stock market volatility. The Ariel Premier Growth Fund should be expected to closely reflect the ups and downs of the general stock market.

(11) TURNOVER IS AN INDICATION OF HOW LONG A FUND TYPICALLY HOLDS THE STOCKS IT PURCHASES. A TURNOVER RATE OF 100% IMPLIES THAT A FUND CHANGES ITS ENTIRE INVESTMENT PORTFOLIO EVERY YEAR.

[GRAPHIC]

ARIEL PREMIER GROWTH FUND--INSTITUTIONAL CLASS
FINANCIAL HIGHLIGHTS

The table below provides financial performance information for the Ariel Premier Growth Fund since its inception, February 1, 2002. The information reflects financial results for a single share of the Fund. The total returns represent the rates of return that an investor would have earned, assuming all dividends and distributions were reinvested in additional shares. Ernst & Young LLP has audited this information. The Fund's financial statements are included in the Fund's Annual Report, which is available free of charge upon request.

ARIEL PREMIER GROWTH FUND-INSTITUTIONAL CLASS--APGRX

CUSIP #: 040337701

                                           YEAR ENDED SEPTEMBER 30, 2003   FEBRUARY 1, 2002(a) TO SEPTEMBER 30, 2002
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                    $  6.92                              $  10.00

Income from investment operations:

Net investment income (loss)                             0.01                                 (0.01)

Net realized and unrealized gains
(losses) on investments                                  1.43                                 (3.07)
                                                      -------                              --------

Total from investment operations                         1.44                                 (3.08)

Distributions to shareholders:

Dividends from net investment income                        -                                     -

Distributions from capital gains                            -                                     -
                                                      -------                              --------

Total distributions                                         -                                     -
                                                      -------                              --------

Net asset value, end of year                          $  8.36                              $   6.92
                                                      =======                              ========

Total return                                            20.81%                               (30.80)%(b)

Supplemental data and ratios:

Net assets, end of year, in thousands                 $ 4,181                              $  3,463

Ratio of expenses to average net assets                  0.65%(e)                              0.65%(c)(d)

Ratio of net investment income (loss) to
average net assets                                       0.17%(e)                              0.13%(c)(d)

Portfolio turnover rate                                    88%                                   59%(b)

(a)  Commencement of operations.

(b)  Not annualized.

(c)  Annualized.

(d) Net of reimbursements. Without the fee waiver, the ratio of expenses to average net assets would have been 3.55% and the ratio of net investment loss to average net assets would have been (2.75)%.

(e) Net of reimbursements. Without the fee waiver, the ratio of expenses to average net assets would have been 3.23% and the ratio of net investment loss to average net assets would have been (2.41)%.

[GRAPHIC]

ARIEL PREMIER BOND FUND--INSTITUTIONAL CLASS
OUR FIXED INCOME APPROACH IN-DEPTH

INVESTMENT OBJECTIVE

The Ariel Premier Bond Fund seeks to maximize total return through a combination of interest income and capital appreciation.

INVESTMENT STRATEGY

Ariel Premier Bond Fund's INVESTMENT SUB-ADVISER(12) considers three principal factors in managing the Fund's investments:

-    the current level of and expected changes in interest rates

-    the relative attractiveness of the different sectors of the bond market:
     U.S. Treasury bonds or bonds issued by government agencies (e.g., the Student Loan Marketing Association and the Federal Farm Credit System); mortgage-backed bonds; asset-backed bonds; corporate bonds and commercial paper

-    individual issue selection criteria

THE FUND'S INTEREST RATE STRATEGY

The Sub-Adviser seeks to protect the value of the Fund's bonds from interest rate increases--and capture the gain in value when interest rates fall--by managing the Fund's average duration against that of the overall U.S. bond market.

The DURATION(13) of all the bonds in the Lehman Brothers Aggregate Bond Index usually averages about four to five years. The FUND'S DURATION(14) will normally vary up to one year from the average. The duration will be shorter than the market average if the Sub-Adviser's analysis indicates that interest rates will rise and bond prices will fall; it will be

(12) THE ARIEL PREMIER BOND FUND'S INVESTMENT SUB-ADVISER, LINCOLN CAPITAL FIXED INCOME MANAGEMENT COMPANY, LLC, MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE ARIEL PREMIER BOND FUND, SUBJECT TO THE SUPERVISION OF ARIEL CAPITAL MANAGEMENT, LLC AND THE ARIEL INVESTMENT TRUST'S BOARD OF TRUSTEES.

(13) DURATION MEASURES THE SENSITIVITY OF BOND PRICES TO CHANGES IN PREVAILING INTEREST RATES. THE LONGER THE DURATION OF A BOND, THE LONGER IT WILL TAKE TO REPAY THE PRINCIPAL AND INTEREST OBLIGATIONS AND THE MORE SENSITIVE IT IS TO CHANGES IN PREVAILING INTEREST RATES. MATURITY ADDRESSES WHEN THE LAST PAYMENT ON A BOND WILL BE MADE AND DOES NOT MEASURE INTERIM PAYMENTS. DURATION, AS COMPARED TO AVERAGE MATURITY, IS A MORE COMPLETE MEASURE OF ALL OF THE CASH FLOWS OF THE BONDS IN A PORTFOLIO. THEREFORE, THE SUB-ADVISER BELIEVES IT IS A MORE ACCURATE MEASURE OF THE RISK OF THE PORTFOLIO.

(14) THE FUND'S DURATION FIGURE REPRESENTS A WEIGHTED AVERAGE. EVERY BOND THE FUND OWNS WILL NOT NECESSARILY HAVE THE SAME DURATION TO ACHIEVE A GIVEN DURATION TARGET. HOWEVER, THE WEIGHTED AVERAGE OF ALL THE BONDS IN THE FUND EQUALS THE DURATION TARGET. THAT MEANS SHORTENING OR LENGTHENING THE FUND'S DURATION WILL ONLY REQUIRE THE PURCHASE OR SALE OF A RELATIVELY SMALL AMOUNT OF BONDS.

longer if the analysis indicates the opposite trend--that rates will fall and prices will rise. The Fund may deviate up to two years from the bond market's average duration, although the Sub-Adviser does not anticipate extending that far except in the most extreme circumstances.

The Sub-Adviser balances a combination of three key factors in its analysis of the future course of interest rates:

FACTOR                                INTEREST RATES TO RISE/BOND PRICES TO FALL   INTEREST RATES TO FALL/BOND PRICES TO RISE
Pace of economic activity             Growing economy                              Slowing economy

U.S. monetary policy                  Federal Reserve raises interest rates        Federal Reserve lowers interest rates

Public's expectations for inflation   Rising inflation rate                        Stable or slowing inflation rate

SECTOR SELECTION

The difference in interest paid on bonds in various sectors remains fairly constant. For example, when interest rates on Treasury bonds rise, rates on corporate bonds will generally rise by a similar amount. But, depending on outside economic influences, investor sentiment and the law of supply and demand, a sector may deviate from the norm. This deviation may offer an opportunity for the Fund to earn more than usual for bonds at a given level of risk. As the Sub-Adviser monitors the bond market, it compares the differences in sector interest rates with historical levels in an effort to profit from deviations.

INDIVIDUAL ISSUE SELECTION

When making investment decisions, the Sub-Adviser examines the unique characteristics of each security. These include credit quality, maturity, issue structure and mortgage prepayment risks. The Sub-Adviser seeks to assure that the Fund receives adequate compensation for the risk it is assuming and, if possible, seeks bonds that pay more than the prevailing rate of interest for the risks they involve.

PRINCIPAL INVESTMENTS

The Fund may invest in U.S. Treasury bonds, bonds guaranteed by an agency of the Federal government, corporate bonds, commercial paper, and mortgage and other asset-backed bonds. At the time of investment, all of these securities must be at least investment-grade, with at least 80% of the Fund's net assets ranking in the three highest GRADES(15) assigned by Standard & Poor's, Moody's and Fitch.

PORTFOLIO TURNOVER

The Ariel Premier Bond Fund normally executes an above-average amount of fixed income trading. Its annual portfolio turnover rate typically exceeds 300%, and in some years has exceeded 400%. A portfolio rate of 300% is equivalent to the Fund buying and selling all of the securities in its portfolio three times in the course of a year. Although most bond transactions do not involve brokerage commissions, a high turnover can result in higher transaction costs. To the extent that extensive trading results in net realized gains, shareholders may be taxed on the distributions.

(15) STANDARD & POOR'S AND FITCH BOTH RATE INVESTMENT-GRADE BONDS AS BBB OR HIGHER, AND MOODY'S RATES THEM AS Baa OR HIGHER. S&P AND FITCH'S THREE HIGHEST GRADES ARE BOTH AAA, AA AND A. MOODY'S ARE Aaa, Aa AND A.

[GRAPHIC]

ARIEL PREMIER BOND FUND--INSTITUTIONAL CLASS
FINANCIAL HIGHLIGHTS

The table below provides financial performance information for the past five fiscal years for the Ariel Premier Bond Fund. The information reflects financial results for a single share. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Fund. The returns assume all income and distributions earned were reinvested in the Fund. Ernst & Young LLP has audited this information. The Fund's financial statements are included in its Annual Report, which is available free of charge upon request.

ARIEL PREMIER BOND FUND-INSTITUTIONAL CLASS--APBFX

CUSIP #: 040337404

                                                                        YEAR ENDED SEPTEMBER 30
----------------------------------------------------------------------------------------------------------------------
                                                   2003           2002           2001           2000           1999
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year              $    10.73     $    10.45     $     9.87     $     9.91     $    10.63

Income from investment operations:

Net investment income                                 0.33           0.43           0.55           0.60           0.57

Net realized and unrealized gains (losses) on
investments                                           0.24           0.38           0.58          (0.04)         (0.60)
                                                ----------     ----------     ----------     ----------     ----------

Total from investment operations                      0.57           0.81           1.13           0.56          (0.03)

Distributions to shareholders:

Dividends from net investment income                 (0.33)         (0.43)         (0.55)         (0.60)         (0.57)

Distributions from capital gains                     (0.16)         (0.10)             -              -          (0.12)
                                                ----------     ----------     ----------     ----------     ----------

Total distributions                                  (0.49)         (0.53)         (0.55)         (0.60)         (0.69)
                                                ----------     ----------     ----------     ----------     ----------

Net asset value, end of year                    $    10.81     $    10.73     $    10.45     $     9.87     $     9.91
                                                ==========     ==========     ==========     ==========     ==========

Total return                                          5.43%          8.08%         11.71%          5.85%         (0.25)%

Supplemental data and ratios:

Net assets, end of year, in thousands           $  215,512     $  195,572     $  213,160     $  167,717     $  161,495

Ratio of expenses to average net assets               0.45%          0.45%          0.45%          0.45%          0.45%

Ratio of net investment income to average
net assets                                            3.04%          4.14%          5.36%          6.10%          5.57%

Portfolio turnover rate                                343%           333%           410%           492%           396%

[GRAPHIC]

HOW THE ARIEL MUTUAL FUNDS ARE ORGANIZED

BOARD OF TRUSTEES

The Ariel Mutual Funds operate under the supervision of a Board of Trustees responsible to the shareholders of each Fund. The Trustees are:

BERT N. MITCHELL, CPA*
Chairman and Chief Executive Officer
Mitchell & Titus, LLP

MARIO L. BAEZA, ESQ.
Chairman and Chief Executive Officer
TCW/Latin America Partners, LLC

JAMES W. COMPTON
President and Chief Executive Officer
Chicago Urban League

WILLIAM C. DIETRICH, CPA
Co-Executive Director
Shalem Institute for Spiritual Formation

ROYCE N. FLIPPIN, JR.
President
Flippin Associates

JOHN G. GUFFEY, JR.
Treasurer and Director, Silby Guffey & Co., Inc.
Director, Calvert Social Investment Foundation

MELLODY L. HOBSON
President
Ariel Capital Management, LLC

CHRISTOPHER G. KENNEDY
President
Merchandise Mart Properties, Inc.

MERRILLYN J. KOSIER
Executive Vice President
Ariel Capital Management, LLC

JOHN W. ROGERS, JR.
Chairman, Chief Executive Officer
and Chief Investment Officer
Ariel Capital Management, LLC

*  Independent Chairman

INVESTMENT ADVISERS

Ariel Capital Management, LLC is the investment adviser of the Ariel Premier Growth Fund and Ariel Premier Bond Fund. The firm is located at 200 East Randolph Drive, Suite 2900, Chicago, IL 60601 (Telephone: 312-726-0140 or 800-725-0140, web site: www.arielmutualfunds.com).

ARIEL PREMIER GROWTH FUND

Ariel Capital Management, LLC is the investment adviser of the Ariel Premier Growth Fund. With the approval of the Ariel Investment Trust's Board of Trustees, Ariel Capital Management, LLC has engaged Lincoln Equity Management, LLC, 200 South Wacker Drive, Suite 2600, Chicago, IL 60606, to act as Investment Sub-Adviser to the Ariel Premier Growth Fund. Subject to Ariel Capital Management, LLC's oversight, Lincoln Equity buys and sells securities for the Ariel Premier Growth Fund and conducts the research necessary to manage this portfolio.

ARIEL PREMIER BOND FUND

Ariel Capital Management, LLC is the investment adviser of the Ariel Premier Bond Fund. With the approval of the Ariel Investment Trust's Board of Trustees, Ariel Capital Management, LLC has engaged Lincoln Capital Fixed Income Management Company, LLC, 200 South Wacker Drive, Suite 2100, Chicago, IL 60606, to act as Investment Sub-Adviser to the Ariel Premier Bond Fund. Subject to Ariel Capital Management, LLC's oversight, Lincoln Fixed Income buys and sells securities for the Ariel Premier Bond Fund and conducts the research necessary to manage this portfolio. Lincoln Fixed Income is controlled by Lehman Brothers Holdings Inc.

PORTFOLIO MANAGERS

ARIEL PREMIER GROWTH FUND

Lincoln Equity Management, LLC manages Ariel Premier Growth Fund through an investment team. As of the date of this prospectus, the team is composed of seven members, which number may change from time to time.

ARIEL PREMIER BOND FUND

Lincoln Capital Fixed Income Management Company, LLC manages the Ariel Premier Bond Fund through a team composed of the senior investment professionals of the firm. The lead portfolio managers are Andrew Johnson and Richard Knee.

- ANDREW A. JOHNSON is a Managing Director of the firm; joined Lincoln Fixed Income's predecessor (Lincoln Capital Management Company) in 1989.

- RICHARD W. KNEE is a Managing Director of the firm; joined Lincoln Fixed Income's predecessor in 1983.

ADMINISTRATION

Ariel Capital Management, LLC is responsible for the administrative services of all the Ariel Mutual Funds. These services include:

-    opening shareholder accounts

-    processing buy and sell orders for shares of the Funds

- responding to shareholder requests for information on their accounts and on the Ariel Mutual Funds in general

- preparing quarterly reports to shareholders detailing the Funds' strategies and performance

-    preparing and distributing proxy materials to shareholders

- marketing shares of the Funds through banks, brokers and other financial services firms through its wholly-owned subsidiary, Ariel Distributors, Inc.

Ariel Capital Management, LLC has engaged an independent organization, STATE STREET BANK AND TRUST COMPANY (STATE STREET), to perform day-to-day FUND ADMINISTRATION AND TAX REPORTING SERVICES, as well as to prepare reports for the Board of Trustees. STATE STREET is also the Funds' FUND ACCOUNTANT and CUSTODIAN. In this role, State Street prices the shares of each Ariel Mutual Fund daily and oversees the payment of distributions to shareholders. NATIONAL FINANCIAL DATA SERVICES, INC. (d/b/a BOSTON FINANCIAL DATA SERVICES (BFDS)), an affiliate of State Street, serves as the Funds' TRANSFER AGENT. In this role BFDS maintains shareholder records.

MANAGEMENT FEES

ARIEL PREMIER GROWTH FUND

Ariel Capital Management, LLC is paid as investment adviser at the annual rate of 0.60% of average daily net assets less than $500 million; 0.575% of average daily net assets between $500 million and $1 billion; and 0.55% of average daily net assets more than $1 billion. For the fiscal year ended September 30, 2003, the fee was 0.60% of average daily net assets.

Lincoln Equity Management, LLC is paid by Ariel Capital Management, LLC (not the
Fund) for its services as sub-adviser at the annual rate of 0.4675% of the first $20 million of average daily net assets; 0.3500% for the next $130 million of average daily net assets; 0.2500% for the next $350 million of average daily net assets; 0.2000% for the next $500 million of average daily net assets; 0.1500% for the next $1.5 billion of average daily net assets; and 0.1000% for the remainder of the average daily net assets.

However, no fee shall be due or payable to Lincoln Equity in respect to any day in which the net assets are less than $50 million.

For the fiscal year ended September 30, 2003, Lincoln Equity earned no fee as sub-adviser due to the level of net assets.

ARIEL PREMIER BOND FUND

Ariel Capital Management, LLC is paid as investment adviser at the annual rate of 0.35% of average daily net assets of the Fund. For its administrative services for the Institutional Class, it is paid at the annual rate of 0.10% of average daily net assets.

For the fiscal year ended September 30, 2003, Lincoln Fixed Income was paid by Ariel Capital Management, LLC (not the Fund) for its services as sub-adviser at the annual rate of 0.20% of average daily net assets.

SHAREHOLDER STATEMENTS AND REPORTS

To keep you informed about your investments, Ariel Mutual Funds sends you various account statements, including:

- confirmation statements that verify a buy or sell transaction (except in the case of automatic purchases from bank accounts and automatic redemptions)

-    quarter-end and year-end consolidated account statements

-    semi-annual and annual Ariel Mutual Funds reports

-    "The Patient Investor," our award-winning quarterly market commentary

- average cost statements for certain types of accounts that sold shares during the year

When we send financial reports, prospectuses and other regulatory materials to you, we attempt to reduce the volume of mail you receive by sending one copy of these documents to two or more account holders who share the same address. However, should you wish to receive individual copies of these materials, please contact us at 1-800-292-7435.

Duplicate statements and historical account information can be obtained by calling 1-800-292-7435 or visiting www.arielmutualfunds.com.

[GRAPHIC]

MANAGING YOUR ARIEL ACCOUNT

You may purchase or sell shares in the Ariel Mutual Funds directly with Ariel or through an intermediary, such as a broker, bank, investment adviser or record-keeper. The following sections apply to purchasing and selling Fund shares directly with Ariel Mutual Funds.

DOING BUSINESS WITH ARIEL

Ariel Mutual Funds shareholder services representatives are available Monday through Friday (except holidays) from 8:00am to 5:00pm Central Time. Our web site, www.arielmutualfunds.com, is available 24 hours a day, 7 days a week.

- BY PHONE

  1-800-29-ARIEL
  (1-800-292-7435)

- BY MAIL

  REGULAR MAIL                         OVERNIGHT MAIL
  BFDS                                 BFDS
  Attn: Ariel Mutual Funds             Attn: Ariel Mutual Funds
  P.O. Box 219121                      330 West 9th Street
  Kansas City, MO 64121-9121           Kansas City, MO 64105-1514
  (Telephone: 800-292-7435)            (Telephone: 816-843-9700)

MINIMUM INITIAL INVESTMENT

The minimum initial investment in the Institutional Class of each Fund is $1,000,000.

OPENING A NEW ARIEL ACCOUNT

CHOICES FOR ACCOUNT REGISTRATION

You can open a new account through one of the methods presented below:

- BY MAIL

  Send a completed application to:

  REGULAR MAIL                         OVERNIGHT MAIL
  BFDS                                 BFDS
  Attn: Ariel Mutual Funds             Attn: Ariel Mutual Funds
  P.O. Box 219121                      330 West 9th Street
  Kansas City, MO 64121-9121           Kansas City, MO 64105-1514
  (Telephone: 800-292-7435)            (Telephone: 816-843-9700)

- BY WIRE

  Call 1-800-292-7435 to obtain a prospectus and an account number, and wire your initial investment to:
  State Street Bank & Trust Co.        ABA# 101003621
  Attn: Ariel Mutual Funds             Account# 7528205
  801 Pennsylvania
  Kansas City, MO 64105-1307

IMPORTANT INFORMATION ABOUT OPENING AN ACCOUNT

In accordance with the regulations issued under the USA Patriot Act, Ariel Mutual Funds and their transfer agent are required to obtain, verify and record information that identifies each person who applies to open an account. For this reason, when you open (or change ownership of) an account, we will ask for your name, address, date of birth, taxpayer identification number and other information which we will verify to confirm your identity.

We are required to reject your account application if you fail to provide us with all of the required information. We will attempt to contact you or your broker to try and collect the missing information. Please note:

- If you are unable to provide the requested information or we are unable to contact you within two (2) business days, your application will be rejected and we will return your purchase check.

- If we obtain the required information from you, your investment will be accepted and you will receive the Fund price as of the date all information is received.

After your account is established, the Funds are required by law to verify your identity. If we are unable to verify your identity based on the information you provide, we reserve the right to close and liquidate your account. You will receive the Fund share price for the day your account is closed and the proceeds will be sent to you via check. In addition, we reserve the right to hold your proceeds until the earlier of fifteen (15) days after your purchase check was invested or the date we can verify your purchase check has cleared. Under some circumstances the Funds may be required to "freeze" your account if information matches government suspicious activity lists.

ADDING TO AN EXISTING ARIEL ACCOUNT

Existing shareholders may purchase additional shares for all authorized accounts through any of the methods presented below.

                         CONTACT US AT                                    EASY INSTRUCTIONS
BY MAIL                  REGULAR MAIL                                     Make your check payable to ARIEL
                         BFDS                                             MUTUAL FUNDS. Send it along with the
                         Attn: Ariel Mutual Funds                         bottom of your most recent account
                         P.O. Box 219121                                  statement or with a note that includes
                         Kansas City, MO 64121-9121                       the registered account name, account
                                                                          number and the name of the Fund in
                         OVERNIGHT MAIL                                   which you wish to invest.
                         BFDS
                         Attn: Ariel Mutual Funds
                         330 West 9th Street
                         Kansas City, MO 64105-1514
                         (Telephone: 816-843-9700)

BY WIRE                  1-800-292-7435 to arrange for this               Provide our shareholder services
                         transaction, and wire your investment to:        representative with your name, Social
                                                                          Security number, account number and
                         State Street Bank & Trust Co.                    Fund name, as well as the name and
                         Attn: Ariel Mutual Funds                         address of the financial institution
                         801 Pennsylvania                                 wiring the money.
                         Kansas City, MO 64105-1307
                         ABA# 101003621
                         Account# 7528205

PLEASE NOTE:

- Refer to "Determining the Price for Your Transaction" on page 27 for information regarding how the Fund share price for your purchase is determined.

- We calculate the number of shares you have purchased based on the fund share price (net asset value) you received for your order.

- We can accept purchases only in U.S. dollars drawn on U.S. banks. We CANNOT accept cash, cashier's checks, travelers checks, money orders, credit cards, credit card checks, third-party checks (except for properly endorsed IRA rollover checks), starter checks or business checks for deposit in individual accounts.

- If payment for your purchase order does not clear, Ariel will cancel your purchase and you will be liable for any losses or fees the Fund or its transfer agent incurs.

- Broker-dealers may charge a transaction fee on the purchase or sale of Fund shares.

SELLING ARIEL FUND SHARES

Existing shareholders may sell shares through any of the methods presented below for all authorized accounts.

                         CONTACT US AT                                    EASY INSTRUCTIONS
BY WIRE                  1-800-292-7435 to arrange for this               Call or send us a letter with your
                         transaction                                      account name and number, as well as
                                                                          the number of shares you wish to sell
                                                                          or the dollar amount you wish to
                                                                          receive. WE WILL WIRE THE PROCEEDS
                                                                          TO THE FINANCIAL INSTITUTION OF
                                                                          RECORD.

BY MAIL                  REGULAR MAIL                                     Send us a letter with your account
                         BFDS                                             name and number, as well as the
                         Attn: Ariel Mutual Funds                         number of shares you wish to sell or
                         P.O. Box 219121                                  the dollar amount you wish to
                         Kansas City, MO 64121-9121                       receive. A CHECK WILL BE SENT TO THE
                                                                          ADDRESS OF RECORD.
                         OVERNIGHT MAIL
                         BFDS
                         Attn: Ariel Mutual Funds
                         330 West 9th Street
                         Kansas City, MO 64105-1514
                         (Telephone: 816-843-9700)

BY PHONE                 1-800-292-7435 to arrange for this               Provide our shareholder services
                         transaction                                      representative with your name, Social
                                                                          Security number or tax identification
                                                                          number and account number. $100,000
                                                                          IS THE MAXIMUM AMOUNT YOU CAN SELL
                                                                          PER DAY WITHOUT A SIGNATURE
                                                                          GUARANTEE.

PLEASE NOTE:

- Refer to "Determining the Price for Your Transaction" on page 27 for information regarding how the Fund share price for your redemption is determined.

- We normally send the proceeds of your redemption to you the next business day except, as noted, in the case of shares purchased by mail. However, if we feel the sale may adversely affect the operation of the Fund, we may take up to seven (7) days to send your proceeds.

- We may charge a $10 fee to process payment by wire.

- If a sale or transfer of shares reduces the value of your account below $1,000,000, Ariel reserves the right to close your account and send you the proceeds with thirty (30) days written notice. Ariel will redeem your shares at the NAV calculated on the day your account is closed.

- Broker-dealers may charge a transaction fee on the sale or purchase of Fund shares.

- We reserve the right to pay redemptions in the Ariel Mutual Funds in kind (marketable portfolio securities).

- We cannot send you the proceeds from a redemption of shares that were purchased by mail until the earlier of fifteen (15) days after your purchase check was invested or the date that we can verify your purchase check has cleared.

SIGNATURE GUARANTEE

In some cases, you will have to make your redemption request in writing, and will have to obtain a signature guarantee. A signature guarantee is designed to protect you and Ariel from fraudulent activities. Ariel requires a signature guarantee in the following situations:

- you request a change to your current account registration

- you want to add or modify your banking information

- you want to sell shares and

  - you want the check mailed to an address other than the address on the account registration

  - you want the check mailed and the address of record was changed within the past sixty (60) days

  - you want the check made payable to someone other than the account owner

  - you instruct Ariel to wire the proceeds to a bank or brokerage account, but the telephone redemption by wire plan is not activated on the account

  - you instruct Ariel to wire the proceeds to a bank or brokerage account other than the account listed on your current account record

- you want to sell more than $100,000 in shares

Signature guarantees can be obtained from a commercial bank, trust company, savings and loan association, broker-dealer, credit union (if authorized under state law), or securities exchange or association. In some cases, we may ask you for a medallion signature guarantee. Please call us at 1-800-292-7435 for additional details. A NOTARY PUBLIC CANNOT PROVIDE A SIGNATURE GUARANTEE.

SHAREHOLDER SERVICES

CONFIRMING YOUR TRANSACTIONS

We will send you a written confirmation of every purchase and sale, excluding automatic purchases and sales. Please review the confirmation for accuracy.

SECURING YOUR TELEPHONE ORDERS

Ariel will take all reasonable precautions to ensure that your telephone transactions are authentic. By telephone, such procedures include a request for personal identification (account or Social Security number) and tape-recording of your instructions. We cannot, however, be held liable for executing instructions we reasonably believe to be genuine. All shareholders, with the exception of fiduciary accounts, automatically receive telephone privileges to exchange, purchase or sell shares. Fiduciary account holders receive telephone privileges to exchange only. If you do not want the flexibility of telephone privileges, decline those services on your account application or call 1-800-292-7435.

EXCHANGING SHARES

You may exchange the shares of any Ariel Mutual Fund you own for shares of another Ariel Mutual Fund, so long as you meet the investment minimum required for that Fund. Also, you may exchange your shares for shares of SSgA Money Market Fund. You should read the prospectus for any new Fund in which you invest. You can obtain a prospectus by calling 1-800-292-7435.

PLEASE NOTE:

- To exchange shares from one Ariel account to another Ariel account or to exchange shares to the SSgA Money Market Fund, call 1-800-292-7435.

- Each exchange represents both a sale and a purchase of fund shares. Therefore, you may incur a gain or loss for income tax purposes on any exchange.

- Refer to "Determining the Price for Your Transaction" on page 27 for information regarding how the Fund share prices for your exchange are determined.

- Shares purchased through exchange must be registered in the current account name with the same Social Security or taxpayer identification number.

- If you are authorized for telephone transactions and you provide the proper information to an agent of your choice, your agent can also make telephone exchanges on your behalf.

- There must be at least 24 hours between exchanges.

EXCHANGE PLAN RESTRICTIONS

ARIEL MUTUAL FUNDS DOES NOT PERMIT MARKET-TIMING AND HAS ADOPTED THE FOLLOWING POLICIES TO DISCOURAGE THIS PRACTICE:

- Generally, you will be permitted to make up to four (4) round trip exchanges per calendar year (a round trip is an exchange out of one Fund into another Fund, and then back again).

- Ariel may temporarily or permanently terminate the exchange privilege of any investor who makes excessive exchanges. Excessive trading can hurt Fund performance and shareholders.

- Ariel may refuse exchange purchases by any person or group, if Ariel believes that the purchase will be harmful to existing shareholders.

- Ariel may terminate or modify exchange privileges at any time, but will attempt to give sixty (60) days prior notice or as much prior notice as is reasonably possible.

- Although Ariel does not knowingly permit market timing of our Funds, we receive purchase and sales orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries.

PLEASE NOTE:

- If your account is subject to back-up withholding, you may not use the exchange plan.

CALCULATING THE FUNDS' SHARE PRICES

We calculate the price of Ariel Mutual Funds shares at net asset value (NAV) as of close of trading on the New York Stock Exchange (NYSE) (normally 3:00 pm Central Time) every day the Exchange is OPEN FOR BUSINESS(16). The NAV is computed by subtracting the Fund's liabilities from its total assets and dividing the result by the number of shares outstanding.

Equity securities held in the Funds' portfolios are generally valued at their market prices. Bonds are generally valued on the basis of quotations provided by pricing services or dealers. In cases when quotations for a particular security are not readily available or the quote is determined not to represent a fair value, we calculate a fair value of the security under procedures established by the Board of Trustees.

DETERMINING THE PRICE FOR YOUR TRANSACTION

If we receive your request to purchase, sell, or exchange Fund shares before New York Stock Exchange (NYSE) Closing Time (normally 3:00 pm Central Time) you will receive that day's closing price. If we receive your request after NYSE Closing Time, we will process your request at the NAV next calculated on the following business day.

In cases where we require additional documentation to complete your request to purchase, sell or exchange Fund shares, you will receive the Fund price of the time all information is received.

If you are purchasing, selling or exchanging Fund shares through a broker-dealer or other financial institution, your NAV is dependent upon when your broker-dealer receives your request and sends it to Ariel Mutual Funds. To receive the closing price for the day you place your order, your broker-dealer must receive your order before NYSE Closing Time and promptly transmit the order to Ariel Mutual Funds.

DISTRIBUTIONS

Net realized capital gains are distributed to all shareholders at least annually. Net investment income for the Ariel Premier Growth Fund is declared and distributed once per year and usually accompanies the net capital gains distribution. Net investment income for the Ariel Premier Bond Fund is declared daily and is paid monthly. You may receive your Fund dividends and/or capital gains distributions in several ways:

- REINVESTMENT. Unless otherwise instructed, we reinvest your fund dividends and capital gains distributions in additional shares. The share price is computed as of the ex-dividend date.

- INCOME ONLY. Ariel will automatically reinvest your capital gains distributions, but you may receive a check for income dividends. If you prefer, Ariel will wire your dividend proceeds directly to your bank or financial institution. You must establish this feature at least ten (10) days prior to the distribution.

(16) THE EXCHANGE IS NORMALLY OPEN FOR BUSINESS EVERY WEEK, MONDAY THROUGH FRIDAY, EXCEPT WHEN THE FOLLOWING HOLIDAYS ARE CELEBRATED: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY. ARIEL MAY SUSPEND REDEMPTIONS OR POSTPONE PAYMENT DATES ON DAYS WHEN THE NYSE IS CLOSED (OTHER THAN WEEKENDS AND HOLIDAYS), WHEN TRADING IS RESTRICTED OR AS PERMITTED BY THE SEC.

- CASH. You may receive all dividends or capital gains distributions totaling more than $10 in cash. To do so, you must notify Ariel Mutual Funds in writing ten (10) days prior to the payment date. Please refer to the mailing address on page 20.

PLEASE NOTE:

- Ariel will automatically reinvest distributions for IRA shareholders. A cash payment of a distribution is considered a withdrawal of IRA earnings, and is subject to taxes and potential income penalties for those under age 59 1/2. Once you reach 59 1/2, you are eligible to withdraw the earnings from your IRA and may request cash payments of the distributions.

- For those not reinvesting their dividends, Ariel will normally begin mailing distribution checks within five (5) business days following the payable date.

TAXES

The tax status of your distributions from a Fund does not depend on whether you reinvest them or take them in cash, nor does it depend on how long you have owned your shares. Rather, income dividends and short-term capital gains distributions are taxed as ordinary income. Long-term capital gains distributions are taxed as long-term capital gains and different tax rates apply for these distributions. Every January, Ariel will send you and the IRS a statement called Form 1099-DIV; this form will show the amount of each taxable distribution you received from the previous year. If the total distributions you received for the year are less than $10, you may not receive a Form 1099-DIV.

If you sell shares you have held for a year or longer, any gain or loss is treated as a capital gain or loss. If you sell shares within one year of purchase, any gains are treated as ordinary income and losses are subject to special rules.

TAX LAWS ARE SUBJECT TO CHANGE. WE RECOMMEND CONSULTING YOUR TAX ADVISOR ABOUT YOUR PARTICULAR TAX SITUATION UNDER THE CURRENT LAWS.

PROXY POLICY STATEMENT

For a copy of Ariel Mutual Funds' complete proxy voting policy and procedures, please call 1-800-292-7435 or log on to our award-winning web site, www.arielmutualfunds.com, or visit the SEC's web site at www.sec.gov.

[GRAPHIC]

PRIVACY NOTICE

We collect information about you from your account application and other forms that you deliver to us. We use this information to process your requests and transactions; for example, to provide you with additional information about our Funds, to open an account for you or to process a transaction. In order to service your account and effect your transactions, we may provide your personal information to firms that assist us in servicing your account, such as our transfer agent. We also may provide your name and address to one of our agents for the purpose of mailing your account statement and other information about our products and services to you. We require these outside firms, organizations or individuals to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not provide customer names and addresses to outside firms, organizations or individuals except in furtherance of our business relationship with you, or as otherwise allowed or required by the law.

We will only share information about you with those employees who will be working with us to provide our products and services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.

Additional information about the Ariel Mutual Funds is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected their performance during the last fiscal year.

You can also find more detailed information about the Ariel Mutual Funds in the current Statement of Additional Information, dated February 1, 2004, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference into this Prospectus. To receive your free copy of the Statement of Additional Information, or any of the annual or semiannual reports, or if you have questions about investing in the Funds, contact us at:

[ARIEL MUTUAL FUNDS LOGO]

P.O. Box 219121
Kansas City, Missouri
64121-9121
800-292-7435
www.arielmutualfunds.com


You can find reports and other information about the Funds on the SEC web site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, DC 20549-0102. Information about the Funds, including their Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. For information on the Public Reference Room, call the SEC at 202-942-8090 or send an e-mail to publicinfo@sec.gov.

                                                              Ariel Mutual Funds
                                        Investment Company Act File No. 811-4786
                                                             Inst. Pro. 2.1.2004

                             ARIEL INVESTMENT TRUST
                       STATEMENT OF ADDITIONAL INFORMATION

                                FEBRUARY 1, 2004

                                   ARIEL FUND
                             ARIEL APPRECIATION FUND
                            ARIEL PREMIER GROWTH FUND
                             ARIEL PREMIER BOND FUND

                             200 East Randolph Drive
                                   Suite 2900
                             Chicago, Illinois 60601
                         1-800-29-ARIEL (1-800-292-7435)
                            www.arielmutualfunds.com

     Ariel Fund ("Ariel Fund"), Ariel Appreciation Fund ("Appreciation Fund"), Ariel Premier Growth Fund ("Premier Growth Fund") and Ariel Premier Bond Fund ("Premier Bond Fund") (each a "Fund" and collectively, the "Ariel Mutual Funds" or the "Funds") are series of Ariel Investment Trust (the "Trust").

     The Trust's audited financial statements included in the Annual Report to Shareholders for the Funds dated September 30, 2003 are expressly incorporated herein by reference and made a part of this Statement of Additional Information. Copies of the Annual Report may be obtained free of charge by writing or calling the Funds.

     THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS BUT PROVIDES INFORMATION THAT SHOULD BE READ IN CONJUNCTION WITH THE FUNDS' PROSPECTUSES DATED FEBRUARY 1, 2004 AND ANY SUPPLEMENTS THERETO, WHICH MAY BE OBTAINED FREE OF CHARGE BY WRITING OR CALLING THE FUNDS.

                                TABLE OF CONTENTS

GENERAL INFORMATION                                                                                        3

INVESTMENT RESTRICTIONS                                                                                    3

INVESTMENT STRATEGIES AND RISKS FOR THE ARIEL FUND, ARIEL
    APPRECIATION FUND AND ARIEL PREMIER GROWTH FUND                                                        8

INVESTMENT STRATEGIES AND RISKS FOR THE ARIEL PREMIER BOND FUND                                           10

TOTAL RETURN, YIELD AND OTHER PERFORMANCE INFORMATION                                                     21

TOTAL RETURN AND DISTRIBUTION RATES                                                                       22

DIVIDENDS, CAPITAL GAINS AND TAXES                                                                        26

PURCHASING, EXCHANGING, AND REDEEMING SHARES                                                              28

PRICING SHARES                                                                                            31

IN-KIND PURCHASES OF INSTITUTIONAL CLASS SHARES OF THE ARIEL
     PREMIER GROWTH FUND AND ARIEL PREMIER BOND FUND                                                      31

INVESTMENT ADVISER, SUB-ADVISERS AND FUND ADMINISTRATORS                                                  32

METHOD OF DISTRIBUTION                                                                                    39

TRANSFER AGENT, SUB-TRANSFER AGENTS AND CUSTODIAN                                                         41

PORTFOLIO TRANSACTIONS                                                                                    42

PROXY VOTING POLICY                                                                                       44

INDEPENDENT AUDITORS                                                                                      46

TRUSTEES                                                                                                  46

COMPENSATION SCHEDULE                                                                                     50

OFFICERS                                                                                                  50

STANDING COMMITTEES OF THE BOARD OF TRUSTEES                                                              52

TRUSTEES' FUND HOLDINGS                                                                                   53

INDEPENDENT TRUSTEES' AFFILIATIONS AND TRANSACTIONS                                                       53

SIGNIFICANT SHAREHOLDERS                                                                                  54

APPENDIX                                                                                                  57

                               GENERAL INFORMATION

     The Ariel Fund, Ariel Appreciation Fund, Ariel Premier Growth Fund and Ariel Premier Bond Fund are series of Ariel Investment Trust, an open-end, diversified management investment company organized as a serial Massachusetts business trust on April 1, 1986 (the "Trust"). The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The shareholders of a Massachusetts business trust might, however, under certain circumstances, be held personally liable as partners for its obligations. The Declaration of Trust provides for indemnification and reimbursement of expenses out of Trust assets for any shareholder held personally liable for obligations of the Trust. The Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Trust itself is unable to meet its obligations.

     Each share of each series of the Trust represents an equal proportionate interest in that series and is entitled to such dividends and distributions out of the income belonging to such shares as declared by the Board. Upon any liquidation of the Trust, shareholders are entitled to share pro rata in the net assets belonging to that series available for distribution.

     Both the Ariel Premier Growth Fund and the Ariel Premier Bond Fund currently offer two classes of shares, the Institutional Class and the Investor Class. The Institutional Class is offered primarily to institutional investors. Institutional Class shares are sold and redeemed at net asset value ("NAV") and are not subject to Rule 12b-1 distribution fees. The Investor Class is offered to retail investors and is sold and redeemed at net asset value, but is subject to Rule 12b-1 distribution fees.

     The Prospectuses and this Statement of Additional Information do not contain all the information in the Funds' registration statement. The registration statement is on file with the Securities and Exchange Commission (the "SEC") and is available to the public.

                             INVESTMENT RESTRICTIONS

     The Trust has adopted the following investment restrictions for its Funds. Fundamental investment restrictions cannot be changed as to a Fund without the approval of the holders of a majority of the outstanding shares of the Fund. As defined in the Investment Company Act of 1940 (the "1940 Act"), this means the lesser of the vote of (a) 67% of the shares of the Fund at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund. Shares have equal rights as to voting. The restrictions described as non-fundamental, which apply to the Ariel Premier Growth Fund and the Ariel Premier Bond Fund, may be changed without shareholder approval.

ARIEL FUND AND ARIEL APPRECIATION FUND

     The Ariel Fund and Ariel Appreciation Fund have adopted the following FUNDAMENTAL investment restrictions; neither Fund may:

     (1) Purchase securities of any issuer (other than obligations issued, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of the Fund's total assets would be invested in securities of such issuer.

     (2) Concentrate (e.g., invest) more than 25% of the value of its total assets in any one industry; provided, however, that there is no limitation with respect to investments in obligations issued or guaranteed by the United States Government or its agencies and instrumentalities.

     (3) Purchase more than 10% of the outstanding voting securities of any issuer.

     (4) Make loans (other than loans of its portfolio securities, loans through the purchase of money market instruments and repurchase agreements, or loans through the purchase of bonds, debentures or other debt securities of the types commonly offered privately and purchased by financial institutions). The purchase of a portion of an issue of publicly distributed debt obligations shall not constitute the making of loans. (See also "Additional Information about Lending Securities and Repurchase Agreements - Loans of Portfolio Securities.")

     (5)  Underwrite the securities of other issuers.

     (6) Purchase securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market or which are repurchase agreements not terminable within seven days if at the time of purchase more than 5% of the Appreciation Fund's total assets or 10% of the Ariel Fund's total assets would be so invested.

     (7) Purchase from or sell to any of the Fund's officers or trustees, or firms of which any of them are members, any securities (other than capital stock of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions.

     (8) Issue senior securities or borrow money, except from banks as a temporary measure for extraordinary or emergency purposes and then only in an amount up to 10% of the value of its total assets in order to meet redemption requests without immediately selling portfolio securities. In order to secure any such bank borrowings under this section, the Fund may pledge, mortgage or hypothecate the Fund's assets and then in an amount not greater than 15% of the value of its total assets. The Fund will not borrow for leverage purposes and investment securities will not be purchased while any borrowings are outstanding.

     (9) Make short sales of securities, purchase any securities on margin, or invest in warrants or commodities.

     (10) Write, purchase or sell puts, calls, straddles or spreads, or combinations thereof.

     (11) Purchase or retain the securities of any issuer if any officer or trustee of the Fund or its investment adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and if together such individuals own more than 5% of the securities of such issuer.

     (12) Invest for the purpose of exercising control or management of another issuer.

     (13) Invest in real estate or real estate limited partnerships, although it may invest in securities which are secured by real estate or real estate mortgages and may invest in the securities of issuers which invest or deal in commodities, commodity futures, real estate or real estate mortgages.

     (14) Invest in interests in oil, gas, or other mineral exploration or development programs, although it may invest in securities of issuers which invest in or sponsor such programs.

     (15) Purchase the securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

     (16) Purchase the securities of companies which have a record of less than three years' continuous operation if, as a result, more than 5% of the value of the Fund's assets would be invested in securities of such issuer.

     (17) Engage in arbitrage transactions. Restrictions apply as of the time of the transaction entered into by a Fund without regard to later changes in the value of any portfolio security or the assets of the Fund.

ARIEL PREMIER GROWTH FUND

     The Ariel Premier Growth Fund has adopted the following FUNDAMENTAL investment restrictions. The Fund may not:

     (1) With respect to 75% of its total assets, purchase securities of any issuer (other than obligations issued, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of the Fund's total assets would be invested in securities of such issuer.

     (2) Purchase securities of any issuer (other than obligations issued, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, 25% or more of the value of the Fund's total assets would be invested in any one industry.

     (3) Purchase more than 10% of the outstanding voting securities of any issuer.

     (4) Make loans (other than loans of its portfolio securities, loans through the purchase of money market instruments and repurchase agreements, or loans through the purchase of bonds, debentures or other debt securities of the types commonly offered privately and purchased by financial institutions). The purchase of a portion of an issue of publicly distributed debt obligations shall not constitute the making of loans. (See also "Additional Information about Lending Securities and Repurchase Agreements - Loans of Portfolio Securities.")

     (5)  Underwrite the securities of other issuers.

     (6) Issue senior securities or borrow money, except from banks as a temporary measure for extraordinary or emergency purposes and then only in an amount up to 10% of the value of its total assets in order to meet redemption requests without immediately selling portfolio securities. In order to secure any such bank borrowings under this section, the Fund may pledge, mortgage or hypothecate the Fund's assets and then in an amount not greater than 15% of the value of its total assets. The Fund will not borrow for leverage purposes and investment securities will not be purchased while any borrowings are outstanding.

     (7) Make short sales of securities, purchase any securities on margin, or invest in warrants or commodities.

     (8) Invest in real estate or real estate limited partnerships, although it may invest in securities which are secured by real estate or real estate mortgages and may invest in the securities of issuers which invest or deal in commodities, commodity futures, real estate or real estate mortgages.

     In addition to the foregoing restrictions, the Ariel Premier Growth Fund has adopted the following NON-FUNDAMENTAL investment restrictions that may be changed without shareholder approval. The Fund may not:

     (1) Purchase securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market or which are repurchase agreements not terminable within seven days if at the time of purchase more than 15% of the Fund's net assets would be so invested.

     (2) Write, purchase or sell puts, calls, straddles or spreads, or combinations thereof.

     (3) Invest for the purpose of exercising control or management of another issuer.

ARIEL PREMIER BOND FUND

     The Ariel Premier Bond Fund has adopted the following FUNDAMENTAL investment restrictions:

     (1) Commodities. The Fund may not purchase or sell commodities or commodity contracts except contracts in respect to financial futures.

     (2) Real Estate. The Fund may not purchase real estate or real estate mortgages, but may purchase securities backed by real estate or interests therein (including mortgage interests) and securities of companies, including real estate investment trusts, holding real estate or interests (including mortgage interests) therein. (This does not prevent the Fund from owning and liquidating real estate or real estate interests incident to a default on portfolio securities.)

     (3)  Diversification of Fund Investments.

          (a) Fund Assets. With respect to 75% of the value of its total assets, the Fund may not buy the securities of any issuer if more than 5% of the value of the Fund's total assets would then be invested in that issuer. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities and repurchase agreements involving such securities ("U.S. Government Securities") are not subject to this limitation.

          (b) Securities of Issuers. With respect to 75% of the value of its total assets, the Fund may not purchase the securities of any issuer if after such purchase the Fund would then own more than 10% of such issuer's voting securities. U.S. Government Securities are not subject to this limitation.

     (4) Industry Concentration. The Fund may not purchase the securities of companies in any one industry if 25% or more of the value of the Fund's total assets would then be invested in companies having their principal business activity in the same industry. U.S. Government Securities are not subject to this limitation.

     (5) Senior Securities; Borrowing. The Fund may not issue senior securities except as permitted under the 1940 Act. The Fund may not pledge or hypothecate any of its assets, except in connection with permitted borrowing.

     (6) Underwriting. The Fund does not engage in the underwriting of securities. (This does not preclude it from selling restricted securities in its portfolio.)

     (7) Lending Money or Securities. The Fund may not lend money, except that it may purchase and hold debt securities publicly distributed or traded or privately placed and may enter into repurchase agreements. The Fund will not lend securities if such a loan would cause more than one-third of the Fund's net assets to then be subject to such loans.

     (8) Officer and Trustees. The Fund may not purchase from or sell to any of the Trust's officers or trustees, or firms of which any of them are members, any securities (other than capital stock of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions.

     In addition to the foregoing restrictions, the Ariel Premier Bond Fund has adopted the following NON-FUNDAMENTAL investment restrictions that may be changed without shareholder approval. The Fund may not:

     (1) Margin. The Fund may not purchase any securities on margin, except that the Fund may (a) obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities; or (b) make margin deposits in connection with transactions in futures and forward contracts.

     (2) Borrowing. The Fund may not borrow money except from banks for temporary or emergency purposes in an amount not exceeding 33-1/3% of the value of its total assets (including amounts borrowed). The Fund may not purchase securities when money borrowed exceeds 5% of its total assets.

     (3) Futures. The Fund may not purchase a futures contract, except in respect to interest rates and then only if, with respect to positions which do not represent bona fide hedging, the aggregate initial margin for such positions would not exceed 5% of the Fund's total assets.

     (4) Illiquid Securities. The Fund may not purchase illiquid securities (including restricted securities which are illiquid and repurchase agreements maturing in more than seven days) if, as a result, more than 15% of its net assets would be invested in such securities.

     (5) Ownership of Portfolio Securities by Officers and Directors. The Fund may not purchase or retain the securities of any issuer if any officer or trustee of the Fund or its investment adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and if together such individuals own more than 5% of the securities of such issuer.

     (6) Lending portfolio securities. The Fund may not loan portfolio securities.

     (7) Oil and Gas Programs. The Fund may not invest in interests in oil, gas, or other mineral exploration or development programs, although it may invest in securities of issuers which invest in or sponsor such programs.

     (8) Investment Companies. The Fund may not purchase the securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

     (9) Unseasoned Issuers. The Fund may not purchase the securities of companies which, together with its predecessors, have a record of less than three years' continuous operation if, as a result, more than 5% of the value of its assets would be invested in securities of such companies. U.S. Government Securities and issuers of asset-backed securities are not subject to this limitation.

NAME POLICY

     Under normal market conditions, the Ariel Premier Bond Fund will invest at least 80% of its net assets plus any borrowing for investment purposes (calculated at the time of any investment) in high quality fixed income securities for which a ready market exists.

     The Fund will mail to its shareholders a notice at least sixty (60) days before changing its name or the above policy.

            INVESTMENT STRATEGIES AND RISKS FOR THE ARIEL FUND, ARIEL
                 APPRECIATION FUND AND ARIEL PREMIER GROWTH FUND

     Although there is no predetermined percentage of assets to be invested in stocks, bonds, or money market instruments, each Ariel Stock Fund (Ariel Fund, Ariel Appreciation Fund and Ariel Premier Growth Fund) will normally invest its assets in equity securities. Such securities will include common stocks, convertible debt securities and preferred stocks. On occasion, however, the Funds may invest in debt obligations or fixed-income obligations, such as money market instruments. Securities may be purchased subject to repurchase agreements with recognized securities dealers and banks.

THE FUNDS MAY LEND THEIR PORTFOLIO SECURITIES

     Securities of a Fund may be loaned to member firms of the New York Stock Exchange and commercial banks with assets of one billion dollars or more. Any such loans must be secured continuously in the form of cash or cash equivalents, such as U.S. Treasury bills. The amount of the collateral must, on a current basis, equal or exceed the market value of the loaned securities, and the loan must be terminable upon notice, at any time. The Trust will exercise its right to terminate a securities loan in order to preserve its right to vote upon matters of importance affecting holders of the securities. A Fund may make a securities loan if the value of the securities loaned from the Fund will not exceed 10% of the Fund's assets.

     The advantage of such loans would be that the Fund continues to receive the equivalent of the interest earned or dividends paid by the issuer on the loaned securities while at the same time earning interest on the cash or equivalent collateral.

     Securities loans would be made to broker-dealers and other financial institutions to facilitate their deliveries of such securities. As with any extension of credit there may be risks of delay in recovery and possibly loss of rights in the loaned securities should the borrower of the loaned securities fail financially. However, loans will be made only to those firms that Ariel Capital Management, LLC (the "Adviser") and, if applicable, the sub-adviser to the Ariel Premier Bond Fund, Lincoln Capital Fixed Income Management Company, LLC ("Lincoln Fixed Income") and the sub-adviser to the Ariel Premier Growth Fund, Lincoln Equity Management, LLC ("Lincoln Equity", and together with Lincoln Fixed Income, collectively, the "Sub-Advisers") deem creditworthy and only on such terms as the Adviser and, if applicable, Sub-Advisers, believe should compensate for such risk. On termination of the loan the borrower is obligated to return the securities to the Fund; any gain or loss in the market value of the security during the loan period will inure to the Fund. Custodial fees may be paid in connection with the loan.

REPURCHASE AGREEMENTS

     A Fund may purchase securities subject to repurchase agreements. Repurchase agreements are transactions in which a person purchases a security and simultaneously commits to resell that security to the seller at a mutually agreed upon time and price. The seller's obligation is secured by the underlying security. The repurchase price reflects the initial purchase price plus an agreed upon market rate of interest. While the underlying security may bear a maturity in excess of one year, the term of the repurchase agreement is always less than one year. Repurchase agreements not terminable within seven days will be limited to no more than 5% of a Fund's assets. Repurchase agreements are short-term money market investments, designed to generate current income.

     A Fund will only engage in repurchase agreements with recognized securities dealers and banks determined to present minimal credit risk by the Adviser and, if applicable, the Sub-Advisers.

     A Fund will only engage in repurchase agreements reasonably designed to secure fully, during the term of the agreement, the seller's obligation to repurchase the underlying security and will monitor the market value of the underlying security during the term of the agreement. If the value of the underlying security declines and is not at least equal to the repurchase price due to the Fund pursuant to the agreement, the Fund will require the seller to pledge additional securities or cash to secure the seller's obligations pursuant to the agreement. If the seller defaults on its obligation to repurchase and the value of the underlying security declines, the Fund may incur a loss and may incur expenses in selling the underlying security.

DEBT OBLIGATIONS

     Debt obligations in which the Funds may invest may be long-term, intermediate-term, short-term or any combination thereof, depending on the Adviser's and, if applicable, the Sub-Advisers' evaluation of current and anticipated market patterns and trends. Such debt obligations consist of the following: corporate obligations which at the date of investment are rated within the four highest grades established by Moody's Investors Services, Inc. (Aaa, Aa, A, or Baa), by Standard & Poor's Corporation (AAA, AA, A, or BBB), or by Fitch, Inc. (AAA, AA, A, or BBB) or, if not rated, are of comparable quality as determined by the Adviser and, if applicable, the Sub-Advisers (bonds rated Baa or BBB are considered medium grade obligations and have speculative characteristics); obligations issued or guaranteed as to principal by the United States Government or its agencies or instrumentalities; certificates of deposit, time deposits, and bankers' acceptances of U.S. banks and their branches located outside the U.S. and of U.S. branches of foreign banks, provided that the bank has total assets of at least one billion dollars or the equivalent in other currencies; commercial paper which at the date of investment is rated A-2 or better by Standard & Poor's, Prime-2 or better by Moody's, F2 or better by Fitch, Inc. or, if not rated, is of comparable quality as determined by the Adviser and, if applicable, the Sub-Advisers; and any of the above securities subject to repurchase agreements with recognized securities dealers and banks. In the event any debt obligation held by a Stock Fund is downgraded below the lowest permissible grade, the Stock Fund is not required to sell the security, but the Adviser and, if applicable, the Sub-Advisers, will consider the downgrade in determining whether to hold the security. In any event, a Stock Fund will not purchase or, if downgraded, continue to hold debt obligations rated below the lowest permissible grade if more than 5% of such Stock Fund's net assets would be invested in such debt obligations (including, for the purpose of this limitation, convertible debt securities rated below Baa or BBB, or if unrated, of comparable quality).

INVESTMENT STRATEGIES AND RISKS FOR THE ARIEL PREMIER BOND FUND

THE FUND SEEKS TO MAXIMIZE TOTAL RETURN

     The Fund seeks to achieve its investment objective by implementing decisions regarding the level and direction of interest rates (duration and yield curve decisions) and through the purchase and sale of securities to take advantage of perceived yield spread opportunities.

DURATION

     Duration is a measure of the expected life of a fixed-income security that was developed as a more precise alternative to the concept of term-to-maturity. Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Duration is also a way to measure the interest-rate sensitivity of the Fund's portfolio. The duration of the Fund is calculated by averaging the durations of the bonds held by the Fund with each duration "weighted" according to the percentage of net assets that it represents. In general, the higher the Fund's duration, the greater the appreciation or depreciation of the Fund's assets will be when interest rates change. In its attempt to maximize total return, Lincoln Fixed Income intends to vary the duration of the Fund, as described below, depending on its outlook for interest rates.

INVESTMENT PROCESS

     The Fund's average duration will be longer when Lincoln Fixed Income believes that interest rates will fall and shorter when it believes interest rates will rise.

INTEREST RATE DECISIONS

     Lincoln Fixed Income seeks to achieve a duration equal to the duration of the domestic, investment grade bond market when its outlook for interest rates is neutral. The portfolio's average duration will be longer when Lincoln Fixed Income believes that interest rates will fall and shorter when it believes interest rates will rise. The stronger Lincoln Fixed Income's conviction, the further the Fund's duration will diverge from the duration of the domestic, investment grade bond market, which generally averages approximately four to five years. The Fund's duration will normally range plus or minus 1 year from the duration of the domestic, investment grade bond market. It is expected that only on rare occasions will the Fund's duration reach the extreme positions (plus or minus 2 years from the duration of the domestic, investment grade bond market).

     The Fund's duration relative to that of the domestic, investment grade bond market is established in periodic strategy meetings of a committee consisting of senior officers of Lincoln Fixed Income. Changes in the Fund's duration are based on a disciplined evaluation of three factors:

     (a)   Economic activity and capacity for growth;
     (b)   U.S. Government monetary policy; and
     (c)   Expectations for inflation.

     The committee evaluates the above factors and weights each one to determine a precise duration position relative to the duration of the domestic, investment grade bond market. Over time, changes in the duration position take the form of a series of small movements; generally in one-half year increments.

     Once the Fund's specific duration position has been established, remaining decisions (i.e. yield curve structure, sector emphasis and issue selections) are made and implemented by Lincoln Fixed Income's portfolio team. These decisions are based on Lincoln Fixed Income's belief that yield spreads reflect fundamental risk premiums. These premiums reflect compensation for accepting credit risk or uncertain cash flow patterns (timing and amounts). Lincoln Fixed Income's judgments on these spreads are influenced by its outlook for business conditions and for the volatility of interest rates. These judgments are supported by studies of historical spread relationships and break-even spread analysis. Cash equivalents may be used to create the desired yield curve structure. Portfolio positions are continually monitored and evaluated.

SECTOR EMPHASIS AND SECURITY SELECTION

     Sector and security selection decisions are based on Lincoln Fixed Income's judgment and are supported by studies of historical spread relationships, break-even yield spread analysis, and model driven portfolio return projections. In order to monitor yield spreads, Lincoln Fixed Income maintains extensive yield spread data banks and has direct computer access to extensive historical yield spread data and specific issuer data.

     Credit research consists of internally generated fundamental analysis and input from rating agencies and other sources. A committee at Lincoln Fixed Income reviews those corporate bonds that are considered for purchase. By focusing on higher-rated securities and by comparing judgments among outside sources to internal credit judgments, Lincoln Fixed Income believes that credit risk can be managed and reduced. It is unlikely that Lincoln Fixed Income will seek to enhance the Fund's return by anticipating an improvement in the creditworthiness of specific corporate issuers, particularly lower rated issuers.

FUND INVESTMENTS

     IN GENERAL. The Fund may invest in fixed-income securities which are obligations of, or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities"). U.S. Government Securities are unrated but are generally considered high-grade securities. The Fund may also invest in other investment grade fixed-income securities, including corporate bonds, mortgage-backed and other asset-backed securities and other high quality, liquid investments.

     All of the debt securities in which the Fund will invest are investment grade securities. These are securities rated in the four highest grades assigned by Moody's (Aaa, Aa, A and Baa), S&P (AAA, AA, A and BBB) or Fitch, Inc. (AAA, AA, A, or BBB), or that are not rated by Moody's, S&P or Fitch, Inc. but deemed to be of comparable quality by Lincoln Fixed Income. At the time of investment, at least 80% of the Fund's net assets will be invested in U.S. Government Securities and A-Grade Securities, which are in the three highest grades, or the equivalent, while 20% of the net assets are not so limited. The lowest investment grade securities (Baa and BBB) have speculative characteristics because changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments. The Fund will not invest in securities below investment grade (so called "junk bonds"). In the event of a downgrade of a debt security held by the Fund to below investment grade, the Fund is not required to automatically sell the issue, but Lincoln Fixed Income will consider whether to continue holding the security. However, if such a downgrade would cause more than 5% of net assets to be invested in debt securities below investment grade, Lincoln Fixed Income will take steps as soon as practicable to reduce the proportion of debt below investment grade to 5% of net assets or less. Please also see the discussion entitled "Debt Obligations" in this Statement of Additional Information for more information.

     The value of the shares issued by the Fund is not guaranteed and will fluctuate with changes in the value of the Fund's portfolio. Generally when prevailing interest rates rise, the value of the Fund's portfolio is likely to decline and when prevailing interest rates decline, the value of the Fund's portfolio is likely to rise.

U.S. GOVERNMENT SECURITIES

     There are two basic types of U.S. Government Securities: (1) direct obligations of the U.S. Treasury and (2) obligations issued or guaranteed by an agency or instrumentality of the U.S. Government. Agencies and instrumentalities of the U.S. Government include Federal Farm Credit System ("FFCS"), Student Loan Marketing Association ("SLMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Home Loan Banks ("FHLB"), Federal National Mortgage Association ("FNMA") and Government National Mortgage Association ("GNMA"). Some obligations issued or guaranteed by agencies or instrumentalities, such as those issued by GNMA, are fully guaranteed by the U.S. Government. Others, such as FNMA bonds, rely on the assets and credit of the instrumentality with limited rights to borrow from the U.S. Treasury. Still other securities, such as obligations of the FHLB, are supported by more extensive rights to borrow from the U.S. Treasury.

     The guarantees of the U.S. Government, its agencies and instrumentalities are guarantees of the timely payment of principal and interest on the obligations purchased and not of their market value.

CORPORATE BONDS

     The Fund will normally invest in corporate issues that are rated A or better by Moody's, S&P or Fitch, Inc., or which are not rated by Moody's, S&P or Fitch, Inc. but are deemed by Lincoln Fixed Income to be of comparable quality.

     The Fund may invest in investment grade corporate bonds. Usually, no single corporate issuer will comprise more than 5% of the Fund's total assets at the time of investment. The value of lower-rated corporate debt securities is more sensitive to economic changes or individual corporate developments than higher-rated investments.

YANKEE BONDS

     Some of the debt securities in which the Fund may invest are known as "Yankee Bonds." Yankee Bonds are U.S. dollar-denominated debt securities issued by foreign entities. These bonds are not subject to currency fluctuation risks. However, currency fluctuations may adversely affect the ability of the borrower to repay the debt and may increase the possibility of default. In addition, the issuing entities are sometimes not subject to the same accounting principles as U.S. corporations. The risks of investment in foreign issuers may include expropriation or nationalization of assets, confiscatory taxation, exchange controls and limitations on the use or transfer of assets, and significant withholding taxes. Lincoln Fixed Income will take these factors into consideration when determining what Yankee Bonds the Fund will purchase. Other than Yankee Bonds, the Fund does not intend to invest in securities of foreign issuers.

LOANS OF PORTFOLIO SECURITIES

     The fundamental investment restrictions provide that the Fund may make secured loans of portfolio securities in order to realize additional income, provided that the Fund will not lend securities if such a loan would cause more than one-third of the total value of its net assets to then be subject to such loans. However, as a matter of non-fundamental policy, the Fund does not currently intend to make such loans. This policy may be changed by the Board of Trustees should they determine that such loans would benefit the Fund.

REPURCHASE AGREEMENTS

     The Fund may purchase securities subject to repurchase agreements which are transactions in which the Fund purchases a security and simultaneously commits to resell that security to the seller at a mutually agreed upon time and price. The seller's obligation is secured by the underlying security. The repurchase price reflects the initial purchase price plus an agreed upon market rate of interest. While the underlying security may bear a maturity in excess of one year, the term of the repurchase agreement is always less than one year.

     The Fund will engage in repurchase agreements with recognized securities dealers and banks determined to present minimal credit risk by Lincoln Fixed Income. In addition, the Fund will engage in repurchase agreements reasonably designed to fully secure the seller's obligation, during the term of the agreement, to repurchase the underlying security and the Fund, Adviser and Lincoln Fixed Income will collectively monitor the market value of the underlying security during the term of the agreement. If the value of the underlying security declines and is not at least equal to the repurchase price due to the Fund pursuant to the agreement, the Fund, Adviser and Lincoln Fixed Income will require the seller to pledge additional securities or cash to secure the seller's obligations pursuant to the agreement. If the seller defaults on its obligation to repurchase and the value of the underlying security declines, the Fund may incur a loss and may incur expenses in selling the underlying security.

FORWARD COMMITMENTS

     The Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time (a "forward commitment" or "when-issued" transaction), so long as such transactions are consistent with the Fund's ability to manage its investment portfolio and meet redemption requests. The Fund may dispose of a forward commitment or when-issued transaction prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, liquid assets of the Fund in a dollar amount sufficient to make payment for the securities to be purchased will be segregated on the Fund's records at the trade date and maintained until the transaction is settled. Forward commitments and when-issued transactions involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or the other party to the transaction fails to complete the transaction.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

     Mortgage-related securities (often referred to as "mortgage-backed" securities) are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. The Fund may also invest in debt securities which are secured with collateral consisting of mortgage-related securities, and other types of mortgage-related securities.

     MORTGAGE PASS-THROUGH SECURITIES. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association ("GNMA")) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

     The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) backed by pools of FHA-insured or VA-guaranteed mortgages.

     Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

     FHLMC is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are not direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

     The Fund currently does not intend to purchase pass-through securities that are not issued or guaranteed by an agency or instrumentality of the U.S. Government.

     Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Fund's industry concentration restrictions, set forth under "Fundamental Investment Restrictions," by virtue of the exclusion from that test available to all U.S. Government Securities. In case of privately issued mortgage-related securities, the Fund takes the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the Federal Housing Administration or the Department of Veterans Affairs.

     COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

     CMOs are structured into multiple classes called tranches, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs can provide for a modified form of call protection through a DE FACTO breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity tranche. Investors holding the longer maturity tranches receive principal only after the first tranche has been retired.

An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

     In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B or C Bond currently being paid off. When the Series A, B and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios. The Fund's investments are limited to Planned Amortization Class and sequential issues.

     FHLMC COLLATERALIZED MORTGAGE OBLIGATIONS. FHLMC CMOs are debt obligations of FHLMC issued in multiple tranches having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC Participation Certificates, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual tranches of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. This "pass-through" of prepayments has the effect of retiring most CMO tranches prior to their stated final maturity.

     If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

     Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

     OTHER MORTGAGE-RELATED SECURITIES. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

     ADDITIONAL RISKS. Investments by the Fund in mortgage-related U.S. Government Securities, such as GNMA Certificates, and CMOs also involve other risks. The yield on a pass-through security is typically quoted based on the maturity of the underlying instruments and the associated average life assumption. Actual prepayment experience may cause the yield to differ from the assumed average life yield. Accelerated prepayments adversely impact yields for pass-throughs purchased at a premium; the opposite is true for pass-throughs purchased at a discount. During periods of declining interest rates, prepayment of mortgages underlying pass-through certificates can be expected to increase. When the mortgage obligations are prepaid, the Fund reinvests the prepaid amounts in securities, the yields of which reflect interest rates prevailing at that time. Therefore, the Fund's ability to maintain a portfolio of high-yielding, mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities which have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages which underlie securities purchased at a premium could result in capital losses. Investment in such securities could also subject the Fund to "maturity extension risk" which is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security which was considered a short or intermediate-term security at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

OTHER ASSET-BACKED SECURITIES

     The Fund may invest in securities that are backed by a diversified pool of assets other than mortgages such as trade, credit card and automobile receivables. Asset-backed securities are generally issued by special purpose entities in the form of debt instruments. The characteristics and risks of automobile and credit card receivables are described below.

     AUTOMOBILE RECEIVABLE SECURITIES. The Fund may invest in asset-backed securities which are backed by receivables from motor vehicle installment sales contracts or installment loans secured by motor vehicles ("Automobile Receivable Securities"). Since installment sales contracts for motor vehicles or installment loans related to such contracts ("Automobile Contracts") typically have shorter durations and lower incidences of prepayment, Automobile Receivable Securities generally will exhibit a shorter average life and are less susceptible to prepayment risk than mortgage-related securities.

     Most entities that issue Automobile Receivable Securities create an enforceable interest in their respective Automobile Contracts only by filing a financing statement and by having the servicer of the Automobile Contracts, which is usually the originator of the Automobile Contracts, take custody of the Automobile Contract. In such circumstances, if the servicer of the Automobile Contracts were to sell the Automobile Contracts to another party, in violation of its obligation not to do so, there is a risk that such party could acquire an interest in the Automobile Contracts superior to that of the holders of Automobile Receivable Securities. Also, although most Automobile Contracts grant a security interest in a motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to create an enforceable security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the Automobile Contracts underlying the Automobile Receivable Security, is usually not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the Automobile Receivable Securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on the securities. In addition, various state and federal securities laws give the motor vehicle owner the right to assert against the holder of the owner's Automobile Contract certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the Automobile Receivable Securities. Investment grade Automobile Receivable Securities are typically over-collateralized and have other forms of credit enhancement to mitigate these risks.

     CREDIT CARD RECEIVABLE SECURITIES. The Fund may invest in asset-backed securities backed by a diversified pool of receivables from revolving credit card agreements ("Credit Card Receivable Securities"). Credit balances on revolving credit card agreements ("Accounts") are generally paid down more rapidly than are Automobile Contracts. Most Credit Card Receivable Securities provide for a fixed period during which only interest payments are paid to the security holder. Principal payments received on underlying Accounts are used to purchase additional assets. The initial fixed period usually may be shortened upon the occurrence of specified events which signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. The ability of the issuer to make principal and interest payments on Credit Card Receivable Securities thus depends upon the continued generation of additional principal amounts in the underlying accounts during the initial period and the non-occurrence of specified events. An acceleration in cardholders' payments rates or any other event which shortens the period during which additional credit card charges on an Account may be transferred to the pool of assets supporting the related Credit Card Receivable Security could shorten the weighted average life and reduce the yield of the Credit Card Receivable Security.

     Credit cardholders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holder the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on Accounts. In addition, unlike most other asset backed securities, Accounts are unsecured obligations of the cardholder.

     ADDITIONAL RISKS. Issuers of asset-backed securities generally hold no assets other than the assets underlying such securities and any credit support provided. As a result, although payments on asset-backed securities are obligations of the issuers, in the event of defaults on underlying assets not covered by any credit support, the issuers are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities. The loans underlying these securities are subject to prepayments which can decrease maturities and returns. Due to the possibility that prepayments will alter the cash flow on asset-backed securities, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security.

     The values of these securities are ultimately dependent upon payment of the underlying loans by individuals, and the holders, such as the Fund, generally have no recourse against the originator of the loans. The Fund, as a holder of these securities, may experience losses or delays in payment if the original payments of principal and interest are not made to the issuer with respect to the underlying loans.

DELAYED DELIVERY TRANSACTIONS

     The Fund may purchase or sell securities on a when-issued basis. When-issued securities are securities purchased at a certain price even though the securities may not be delivered for up to 90 days. The Fund will maintain, with its Custodian, an account with a designated portfolio of liquid, high-grade debt securities or cash in an amount at least equal to these commitments. The Fund will generally earn income on assets deposited in the designated account. No payment or delivery is made by the Fund in a when-issued transaction until it receives payment or delivery from the other party to the transaction. Although the Fund receives no income from the above described securities prior to delivery, the market value of such securities is still subject to change. As a consequence, it is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price. The Fund does not intend to remain fully invested when such purchases are outstanding. However, if the Fund were to remain substantially fully invested at a time when delayed delivery purchases are outstanding, the delayed delivery purchases could result in a form of leveraging. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss.

BORROWING

     The Fund may not borrow money to purchase securities. The Fund may borrow money only for temporary or emergency purposes, and then only from banks in an amount not exceeding 33-1/3% of the value of the Fund's total assets (including the amounts borrowed). The Fund will not purchase securities when its borrowings, less amounts receivable on sales of portfolio securities, exceed 5% of total assets.

ILLIQUID SECURITIES

     The Fund will not purchase or hold illiquid securities if more than 15% of the Fund's net assets would then be illiquid. If at any time more than 15% of the Fund's net assets are illiquid, steps will be taken as soon as practicable to reduce the percentage of illiquid assets to 15% or less.

INVESTMENT DIVERSIFICATION AND CONCENTRATION

     As to seventy-five percent of its total assets, the Fund will not purchase the security of any issuer (other than cash items or U.S. Government Securities) if such purchase would cause the Fund's holdings of that issuer to amount to more than 5% of the Fund's total net assets at the time of purchase. The remaining 25% of the Fund's total assets are not so limited which allows Lincoln Fixed Income to invest more than 5% of the Fund's total net assets in a single issuer. In the event that Lincoln Fixed Income chooses to make such an investment, it may expose the Fund to greater risk. However, Lincoln Fixed Income does not intend to (i) make any investment in a single corporate issuer if, at that time, such issuer would represent more than 5% of the Fund's total net assets, or (ii) make any investment in a single issuer of asset-backed securities if at that time, such issuer would represent more than 10% of the Fund's total net assets.

     The Fund will not purchase securities of any issuer (other than obligations issued, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, 25% or more of the value of the Fund's total net assets would be invested in any one industry.

              TOTAL RETURN, YIELD AND OTHER PERFORMANCE INFORMATION

     The Funds may advertise total returns and, in addition, the Ariel Premier Bond Fund may advertise yield, both of which are based on historical results and are not intended to indicate future performance.

     TOTAL RETURN. A total return is a change in the value of an investment during the stated period, assuming all dividends and capital gain distributions are reinvested. A cumulative total return reflects performance over a stated period of time. An average annual total return is the hypothetical annual compounded return that would have produced the same cumulative total return if the performance had been constant over the entire period. Because average annual returns tend to smooth out variations in the returns, you should recognize that they are not the same as actual year-by-year results. In addition to advertising average annual returns for the required standard periods, such returns may be quoted for other periods, including periods of less than one year. Further information about each Fund's performance is contained in the Annual Report to Shareholders, which may be obtained from the Funds without charge.

     YIELD. Quotations of yield for the Bond Fund will be based on the investment income per share (as defined by the SEC) during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the maximum public offering price per share on the last day of the period.

     The Funds also may provide current distribution information to their shareholders in shareholder reports or other shareholder communications or in certain types of sales literature provided to prospective investors. Current distribution information for the Funds will be based on distributions for a specified period (I.E., total dividends from net investment income), divided by the NAV per share on the last day of the period and annualized. Current distribution rates differ from standardized yield rates in that they represent what a Fund has declared and paid to shareholders as of the end of a specified period rather than a Fund's actual net investment income for that period.

     From time to time information is provided about the performance of the Funds including, but not limited to, comparative performance data and rankings as well as other measures of performance. This information may include comparisons to other investments and unmanaged market indices or averages. Such information may be taken from organizations such as Lipper Analytical Services and Morningstar as well as other business and financial organizations.

                       TOTAL RETURN AND DISTRIBUTION RATES

     TOTAL RETURN

     The Funds may advertise performance for 1-, 5- and 10-year periods, or for such lesser periods as each of the Funds has been in existence. Total return may be advertised for other periods, such as by quarter, or cumulatively for more than one year. Total return, like NAV per share, fluctuates in response to changes in market conditions. Performance for any particular time period is historical in nature and is not intended and should not be considered to be an indication of future return.

     "Average annual total return" represents the average annual compounded rate of return for the periods presented. Periods of less than one year are not annualized. Average annual total return measures both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of, the underlying investments in the fund's portfolio. Average annual total return is calculated in accordance with the standardized method prescribed by the SEC by determining the average annual compound rates of return over the periods indicated, which would equate the initial amount invested to the ending redeemable value, according to the following formula:

                        P(1 + T)(TO THE POWER OF n) = ERV

     P = a hypothetical initial payment of $1,000

     T = average annual total return

     n = the number of years from initial investment to the end of the period

     ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10- year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion)

     This calculation: (i) assumes all dividends and distributions are reinvested at NAV on the appropriate reinvestment dates, and (ii) deducts all recurring fees, such as advisory fees, charged as expenses to all shareholder accounts.

     "Average Annual Total Return After Taxes on Distributions" adjusts the before taxes quotation for the effects of paying the highest individual marginal federal income tax rate on distributions paid by each of the Funds. Average annual total return after-taxes on distributions is calculated in accordance with the standardized method prescribed by the SEC by determining the average annual compounded rates of return over the periods indicated, that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                               P(1+T)(n) = ATV(D)

     P = hypothetical initial payment of $1,000

     T = average annual total return (after taxes on distributions)

     n = number of years

     ATV(D) = ending redeemable value, after taxes on fund distributions but not after taxes on sale of fund shares, at the end of the period of a hypothetical $1,000 payment made at the beginning of such period

     "Average Annual Total Return After Taxes on Distributions and Sale of Fund Shares" adjusts the after-taxes quotation for the effects of paying the highest individual marginal federal income tax rate on the sale of each fund's shares. Average annual total return after taxes on distributions and sale of fund shares is calculated in accordance with the standardized method prescribed by the SEC by determining the average annual compounded rates of return over the periods indicated, that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                               P(1+T)(n) = ATV(DR)

     P = hypothetical initial payment of $1,000

     T = average annual total return (after taxes on distributions and redemption)

     n = number of years

     ATV(DR) =  ending redeemable value, after taxes on fund distributions and redemption, at the end of the period of a hypothetical $1,000 payment made at the beginning of such period

     The returns for each of the Funds' shares for the periods indicated are as follows:

ARIEL FUND

                                                                                                           SINCE
(FOR THE PERIODS ENDED SEPTEMBER 30, 2003)                       1 YEAR     5 YEARS      10 YEARS        INCEPTION*
--------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                               17.82%      12.83%       13.01%         13.59%
Return After Taxes on Distributions                               17.41%      10.46%       10.43%         11.69%
Return After Taxes on Distributions and Sale of Fund Shares       11.71%       9.98%       10.03%         11.28%

*November 6, 1986

ARIEL APPRECIATION FUND

                                                                                                           SINCE
(FOR THE PERIODS ENDED SEPTEMBER 30, 2003)                       1 YEAR     5 YEARS      10 YEARS        INCEPTION*
--------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                               24.29%      11.63%       13.37%         12.74%
Return After Taxes on Distributions                               24.19%       9.96%       11.53%         11.33%
Return After Taxes on Distributions and Sale of Fund Shares       15.83%       9.35%       10.90%         10.74%

*December 1, 1989

ARIEL PREMIER BOND FUND - INSTITUTIONAL CLASS

                                                                                                           SINCE
(FOR THE PERIODS ENDED SEPTEMBER 30, 2003)                       1 YEAR     3 YEARS       5 YEARS        INCEPTION*
--------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                               5.43%       8.38%        6.09%           6.72%
Return After Taxes on Distributions                               3.68%        N/A         3.82%           4.44%
Return After Taxes on Distributions and Sale of Fund Shares       3.41%        N/A         3.75%           4.30%

*October 1, 1995

ARIEL PREMIER BOND FUND - INVESTOR CLASS

                                                                                                           SINCE
(FOR THE PERIODS ENDED SEPTEMBER 30, 2003)                       1 YEAR     3 YEARS       5 YEARS        INCEPTION*
--------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                               5.01%       7.92%        5.65%           6.58%
Return After Taxes on Distributions                               3.42%        N/A         3.55%           4.37%
Return After Taxes on Distributions and Sale of Fund Shares       3.15%        N/A         3.48%           4.23%

*February 1, 1997

ARIEL PREMIER GROWTH FUND - INSTITUTIONAL CLASS

                                                                                       SINCE
(FOR THE PERIODS ENDED SEPTEMBER 30, 2003)                             1 YEAR        INCEPTION*
------------------------------------------------------------------------------------------------
Return Before Taxes                                                   20.81%          -10.21%
Return After Taxes on Distributions                                   20.81%          -10.21%
Return After Taxes on Distributions and Sale of Fund Shares           13.53%           -8.63%

*February 1, 2002

ARIEL PREMIER GROWTH FUND - INVESTOR CLASS

                                                                                      SINCE
(FOR THE PERIODS ENDED SEPTEMBER 30, 2003)                            1 YEAR        INCEPTION*
------------------------------------------------------------------------------------------------
Return Before Taxes                                                   20.14%          -10.66%
Return After Taxes on Distributions                                   20.14%          -10.66%
Return After Taxes on Distributions and Sale of Fund Shares           13.09%           -9.01%

*February 1, 2002

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

     Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

     If returns are negative, returns after taxes on distributions and sale of fund shares may be higher than returns before taxes as the resulting capital losses from the sale of fund shares would be available to offset capital gains from other investments.

YIELD

     The Fund may advertise performance in terms of a 30-day yield quotation. The 30-day yield quotation is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

     Yield = 2 [({a-b} OVER {cd} + 1)(TO THE POWER OF 6) - 1]

Where:     a    =   dividends and interest earned during the period
           b    =   expenses accrued for the period (net of reimbursement)
           c    =   the average daily number of shares outstanding
                    during the period that were entitled to receive dividends
           d    =   the maximum offering price per share on the last day of the period

     Based upon the 30-day period ended September 30, 2003 the yield for the Bond Fund's Institutional Class of shares was 2.35% and 1.96% for the Investor Class of shares.

NONSTANDARDIZED TOTAL RETURN

     The Funds may provide the above described standard return results for a period which ends not earlier than the most recent calendar quarter end and which begins either twelve months before or at the time of commencement of the Funds' operations. In addition, the Funds may provide nonstandardized return results for differing periods, such as for the most recent six months. Such nonstandardized return is computed as otherwise described under "Total Return" except that no annualization is made.

DISTRIBUTION RATES

     The distribution rate is calculated by dividing income dividends per share for a stated period by the offering price per share as of the end of the period to which the distribution relates. A distribution can include gross investment income from debt obligations purchased at a premium and in effect include a portion of the premium paid. A distribution can also include gross short-term capital gains without recognition of any unrealized capital losses. Further, a distribution can include income from the sale of options by the Bond Fund even though such option income is not considered investment income under generally accepted accounting principles. For the year ended September 30, 2003, the historical distribution rate with respect to the Bond Fund's Institutional Class Shares was 4.50% and for the Investor Class was 4.11%.

     Because a distribution can include such premiums, capital gains and option income, the amount of the distribution may be susceptible to control by the Adviser through transactions designed to increase the amount of such items. Also, because the distribution rate is calculated in part by dividing the latest distribution by net asset value, the distribution rate will increase as the NAV declines. A distribution rate can be greater than the yield rate calculated as described above.

     Annualized current distribution rates are computed by multiplying income dividends per share for a specified quarter by four and dividing the resulting figure by the maximum offering price on the last day of the specified period. The annualized current distribution rate with respect to the Bond Fund's Institutional Class shares for the quarter ended September 30, 2003 was 2.55% and for the Investor Class was 2.16%.

                       DIVIDENDS, CAPITAL GAINS AND TAXES

     The tax discussion in this section is not intended as a complete or definitive discussion of the tax effects of investment in the Funds. Each investor should consult his or her own tax adviser regarding the effect of federal, state and local taxes related to ownership, exchange or sale of Fund shares.

     The Trust intends to operate each Fund to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the "Code"). By so qualifying, a Fund will not be subject to federal income taxes to the extent its earnings are distributed. The Trust also intends to manage the Funds so they are not subject to the excise tax imposed by the Tax Reform Act of 1986 (the "Act").

     Dividends from net investment income are declared and paid annually. Net investment income consists of the interest income, net short-term capital gains, if any, and dividends declared and received on investments, less expenses. Distributions of net short-term capital gains (treated as dividends for tax purposes) and net long-term capital gains, if any, are normally declared and paid by the Funds once a year.

DIVIDEND AND DISTRIBUTION PAYMENT OPTIONS

     Dividends and any distributions from the Funds are automatically reinvested in the Funds at net asset value, unless you elect to have the dividends of $10 or more paid in cash. If you elect to have dividends and/or distributions paid in cash, and the U.S. Postal Service cannot deliver the check, or if it remains uncashed for six months, it, as well as future dividends and distributions, will be reinvested in additional shares.

TAXES ON DISTRIBUTIONS

     Distributions are subject to federal income tax, and may also be subject to state or local taxes. Distributions are taxable when they are paid, whether they are received in cash, or reinvested. However, distributions declared in December and paid in January are taxable as if they were paid on December 31 of the year they were declared. For federal tax purposes, the Funds' income and short-term net realized capital gain distributions are taxed as dividends; long-term net realized capital gain distributions are taxed as long-term capital gains. Some dividends may be exempt from state or local income tax as income derived from U.S. Government Securities. You should consult your tax adviser on the taxability of your distributions.

"BUYING A DIVIDEND"

     At the time of purchase, the share price of a Fund may reflect undistributed income or capital gains. Any income or capital gains from these amounts which are later distributed to you are fully taxable. On the record date of a distribution, the Fund's share value is reduced by the amount of the distribution. If you buy shares just before the record date ("buying a dividend") you will pay the full price for the shares and then receive a portion of this price back as a taxable distribution.

YOU MAY REALIZE A CAPITAL GAIN OR LOSS WHEN YOU SELL OR EXCHANGE SHARES

     If you sell your shares or exchange them for shares of another Fund, you will have a short or long-term capital gain or loss, depending on how long you owned the shares which were sold or exchanged. However, the Trust believes that an exchange between classes of the same Fund is non-taxable. In January, you will be sent a form indicating the proceeds from all sales, including exchanges. You should keep your annual year-end account statements to determine the cost (basis) of the shares to report on your tax returns.

     The Trust is required to withhold the amount prescribed by law of any dividends (including long-term capital gain dividends) paid and the amount prescribed by law of each redemption transaction, if: (a) the shareholder's social security number or other taxpayer identification number ("TIN") is not provided or an obviously incorrect TIN is provided; (b) the shareholder does not certify under penalty of perjury that the TIN provided is the shareholder's correct TIN and that the shareholder is not subject to backup withholding under section 3406(a)(1)(C) of the Internal Revenue Code because of under reporting (however, failure to provide certification as to the application of section 3406(a)(1)(C) will result only in backup withholding on dividends, not on redemptions); or (c) the Fund is notified by the Internal Revenue Service that the TIN provided by the shareholder is incorrect or that there has been under reporting of interest or dividends by the shareholder. Affected shareholders will receive statements at least annually specifying the amount withheld.

     In addition, the Trust is required under the broker reporting provisions of the Code to report to the Internal Revenue Service the following information with respect to each redemption transaction: (a) the shareholder's name, address, account number and taxpayer identification number; (b) the total dollar value of the redemptions; and (c) each Fund's identifying CUSIP number.

     Certain shareholders are, however, exempt from the backup withholding and broker reporting requirements. Exempt shareholders include: corporations; financial institutions; tax-exempt organizations; individual retirement plans; the U.S., a State, the District of Columbia, a

U.S. possession, a foreign government, an international organization, or any political subdivision, agency or instrumentality of any of the foregoing; U.S. registered commodities or securities dealers; real estate investment trusts; registered investment companies; bank common trust funds; certain charitable trusts; foreign central banks of issue. Non-resident aliens also are generally not subject to either requirement but, along with certain foreign partnerships and foreign corporations, may instead be subject to withholding under Section 1441 of the Code. Shareholders claiming exemption from backup withholding and broker reporting should call or write the Trust for further information.

                  PURCHASING, EXCHANGING, AND REDEEMING SHARES

     This information supplements the discussion in the Funds' Prospectuses under the heading, "Managing Your Ariel Account." Shares of the Funds may be purchased directly from the Ariel Mutual Funds or through certain financial institutions, brokers or dealers that have a sales agreement with Ariel Distributors, Inc. Shares purchased through a dealer may be subject to administrative charges or transaction fees.

ANTI-MONEY LAUNDERING COMPLIANCE

     As described in the Prospectuses, in accordance with the regulations issued under the USA Patriot Act, Ariel Mutual Funds and their transfer agent are required to obtain, verify and record information that identifies each person who applies to open an account. The Funds must do this in an effort to ensure that they are not used as a vehicle for money laundering.

     Verifying your identity may include checking your identifying information against various databases. The Funds may also ask to see identifying documents, such as a driver's license or other state identification card for an individual or a business license for an entity, to verify your identity. If the Funds are unable to verify your identity based on the information you provide, and your account is closed and liquidated, your redemption proceeds may be more or less than the amount you paid for your shares and the redemption may be a taxable transaction.

     If at any time the Funds believe you may be involved in suspicious activity or if your identifying information matches information on government lists of suspicious persons, the Funds may choose not to establish a new account or may be required to "freeze" your account. The Funds also may be required to provide a governmental agency with information about your attempt to establish a new account or about transactions that have occurred in your account. The Funds also may be required to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Funds to inform you that they have taken the actions described above.

PURCHASING THROUGH RETIREMENT PLANS

     Contact the Adviser for complete information kits discussing the plans and their benefits, provisions and fees.

     You may establish your new account under one of several tax-deferred plans. These plans let you invest for retirement and shelter your investment income from current taxes.

Before opening a retirement account, consult your tax adviser to determine which options are best suited to your needs. The Adviser may determine from time to time to waive the annual fee for IRA accounts.

- Individual Retirement Accounts (IRAs): available to anyone who has earned income. Earnings grow on a tax-deferred basis and contributions may be fully or partially deductible for certain individuals. You may also be able to make investments in the name of your spouse, if your spouse has no earned income.

- Roth IRAs: available to anyone who has earned income below a certain limit. Earnings grow tax-deferred and can be withdrawn tax-free at retirement if underlying contributions are held for at least five years.

- Coverdell Education Savings Accounts: available to families with children under 18 to help pay for qualified higher education expenses. Certain income limits apply.

- Qualified Profit-Sharing and Money-Purchase Plans: available to self-employed people and their partners, or to corporations and their employees.

- Simplified Employee Pension Plan (SEP-IRA): available to self-employed people and their partners, or to corporations.

- 403(b)(7) Custodial Accounts: available to employees of most non-profit organizations and public schools and universities.

WHEN YOUR ACCOUNT WILL BE CREDITED

     Certain financial institutions or broker-dealers or their respective designees which have entered into a sales agreement with Ariel Distributors may enter confirmed purchase orders on behalf of customers by phone, with payment to follow within a number of days of the order as specified by the program. If payment is not received in the time specified, the financial institution could be liable for resulting fees or losses. State securities laws may require such firms to be licensed as securities dealers in order to sell shares of the Funds.

OTHER INFORMATION ABOUT PURCHASING SHARES

     Although there is no sales charge imposed by the Funds when you purchase shares directly, certain dealers may impose charges for their services, and such charges may constitute a significant portion of a smaller account.

OTHER INFORMATION ABOUT EXCHANGING SHARES

     All accounts opened as a result of using the exchange privilege must be registered in the same name and taxpayer identification number as your existing account with the Ariel Mutual Funds.

     You may exchange your shares of the Funds only for shares that have been registered for sale in your state. See also "Dividends, Capital Gains and Taxes."

TELEPHONE TRANSACTIONS

     During unusual market conditions, we may have difficulty in accepting telephone requests, in which case you should mail your request. The Funds reserve the right to terminate, suspend or modify telephone transaction privileges.

SPECIAL SERVICES AND CHARGES

     The Funds pay for general shareholder services but not for special services that are required by a few shareholders, such as a request for a historical transcript of an account. You may be required to pay a research fee for these special services.

     If you are purchasing shares of a Fund through a program of services offered by a dealer or other financial institution, you should read the program materials in conjunction with this Statement of Additional Information. Certain features may be modified in these programs, and administrative charges may be imposed by these institutions for the services rendered.

     SYSTEMATIC CHECK REDEMPTIONS. If you maintain an account with a balance of $25,000 or more, you may have regular monthly or quarterly redemption checks for a fixed amount sent to you simply by sending a letter with all the information, including the Fund name, your account number, the dollar amount ($100 minimum) and when you want the checks mailed to your address on the account. If you would like checks regularly mailed to another person or place, the signature on your letter must be guaranteed.

OTHER INFORMATION ABOUT REDEMPTIONS

     If you redeem shares through dealers or other financial institutions, you may be charged a fee when you redeem your shares. Once your shares are redeemed, the proceeds will normally be sent to you on the next business day. However, if making immediate payment could adversely affect the Fund, it may take up to seven calendar days.

MARKET TIMING

     The number of times you may exchange shares among the Funds within a specified period of time may be limited at the discretion of Ariel Distributors. The Funds encourage long-term investing and discourage "market timing" whereby a shareholder attempts to maximize return and minimize risk by purchasing a fund just before an increase in its net asset value and to sell a fund just before a decrease in its net asset value. Excessive exchanges interfere with a fund's ability to implement long-term investment strategies, increase a fund's portfolio turnover ratio, increase a fund's portfolio transaction expenses, may increase taxable distributions and decrease tax-efficiency and may decrease investment performance for the fund's long-term shareholders. Currently, more than four round trip exchanges out of any Fund during a twelve-month period are not permitted. Although the Funds will not knowingly permit investors to excessively trade the Funds, we receive purchase and sales orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus accounts by intermediaries. The Funds reserve the right to terminate or amend the exchange privilege at any time by filing amended registration statements.

                                 PRICING SHARES

NET ASSET VALUE

     The NAV per share of a Fund, the price at which the Fund's shares are purchased and redeemed, is determined every business day as of the close of the New York Stock Exchange (the "NYSE") (generally 3:00 p.m. Central time), and at such other times as may be necessary or appropriate. The Funds do not determine NAV on certain national holidays or other days on which the New York Stock Exchange is closed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     The NAV per share is computed by dividing the value of a Fund's total assets, less its liabilities, by the total number of shares outstanding. The Funds' securities are valued as follows: Securities for which market quotations are readily available are valued at the last sale price on the national securities exchange on which such securities are primarily traded, and, in the case of securities reported on the Nasdaq system, are valued based on the Nasdaq Official Closing Price. If a closing price is not reported, equity securities for which reliable bid and ask quotations are available are valued at the mean between bid and ask prices. Debt securities having a maturity over 60 days are valued at the yield equivalent as obtained from a pricing source or one or more market makers for such securities. Short-term securities having a maturity of 60 days or less are valued at amortized cost which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

     Certain brokers and certain designated intermediaries on their behalf may accept purchase and redemption orders. The Funds will be deemed to have received such an order when the broker or the designee has accepted the order. Customer orders are priced at the NAV next computed after such acceptance. Such orders may be transmitted to the Ariel Funds or their agents several hours after the time of the acceptance and pricing.

     Ariel strictly prohibits late day trading. Orders for purchases and sales must be placed before the close of the NYSE to receive that day's share price. If an order is received after the close of the NYSE, the order is processed at the NAV next calculated on the following business day. In addition, all broker-dealers and administrators are required by contract (and, in the case of broker-dealers, by regulations) to only execute orders that are placed prior to the close of the NYSE. However, the Funds and their agents cannot ensure that orders transmitted to the Funds or their agents several hours after the time of acceptance and pricing are from proper forward pricing orders.

      IN-KIND PURCHASES OF INSTITUTIONAL CLASS SHARES OF THE ARIEL PREMIER
                     GROWTH FUND AND ARIEL PREMIER BOND FUND

     Shares of the Funds are continuously offered at their NAV next determined after an order is accepted. The methods available for purchasing shares of the Funds are described in the Prospectus. In addition, Institutional Class shares of both the Ariel Premier Growth Fund and Ariel Premier Bond Fund may be purchased using securities, so long as the securities delivered to either Fund meet the investment objective and policies of the respective Fund, including its investment restrictions, and are otherwise acceptable to the Sub-Advisers, which each reserve the right to reject all or any part of the securities offered in exchange for shares of their respective Fund. Among other things, the Sub-Advisers will consider the following criteria in determining whether to accept securities for "in-kind" purchase of their respective Fund's shares:

     (1) The securities offered by the investor in exchange for shares of either Fund must be readily marketable and must not be in any way restricted as to resale or otherwise be illiquid.

     (2) The securities must have a value which is readily ascertainable in accordance with the procedures used by either Fund to value its portfolio securities.

     Both Funds believe that this ability to purchase Institutional Class shares of either Fund using securities provides a means by which holders of certain securities may obtain diversification and continuous professional management of their investments without the expense of selling those securities in the public market. Benefits to either Fund may include the ability to acquire desirable securities at a lower transaction cost.

     An investor who wishes to make an "in-kind" purchase must furnish in writing to the appropriate Fund a list with a full and exact description of all of the securities which the investor proposes to deliver. The Fund will advise the investor as to those securities which it is prepared to accept and will provide the investor with the necessary forms to be completed and signed by the investor. The investor should then send the securities, in the proper form for transfer, with the necessary forms to the proper Fund and certify that there are no legal or contractual restrictions on the free transfer and sale of the securities. The securities will be valued as of the close of business on the day of receipt by the Fund in the same manner as portfolio securities of the Fund are valued. (See the section entitled "Net Asset Value" in the Prospectus.) The number of shares of the Fund, having a NAV as of the close of business on the day of receipt equal to the value of the securities delivered by the investor, will be issued to the investor.

     The exchange of securities by the investor pursuant to this offer will constitute a taxable transaction and may result in a gain or loss to the investor for Federal income tax purposes. Each investor should consult a tax adviser to determine the tax consequences under Federal and state law of making such an "in-kind" purchase.

            INVESTMENT ADVISER, SUB-ADVISERS AND FUND ADMINISTRATORS

INVESTMENT ADVISER

     Ariel Capital Management, LLC (the "Adviser"), 200 East Randolph Drive, Suite 2900, Chicago, Illinois 60601 acts as investment adviser and fund administrator under management agreements with the Trust ("Management Agreement") for each of the Funds. ACMI, Inc., an entity which is controlled by John W. Rogers, Jr., is the sole managing member of the Adviser. John W. Rogers, Jr. is the Chief Executive Officer of the Adviser and, as the controlling person of ACMI, Inc., controls the Adviser.

     Management Agreements between the Trust and the Adviser for each of the equity funds and the Investment Advisory Agreement and the Administrative Services Agreement between the Trust and the Adviser for the Bond Fund will all remain in effect as to a Fund indefinitely, provided continuance is approved at least annually by vote of the holders of a majority of the outstanding shares of the Fund or by the Board of Trustees of the Trust; and further provided that such continuance is also approved annually by the vote of a majority of the Trustees of the Trust who are not parties to the Agreement or "interested persons", as that term is defined in the 1940 Act (the "Independent Trustees"), of parties to the Agreement or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval. Any Agreement may be terminated without penalty by the Trust or the Adviser upon 60 days' prior written notice; it automatically terminates in the event of its assignment.

     Pursuant to the Management Agreement for the Ariel Fund and Ariel Appreciation Fund, the Adviser is responsible for determining the investment selections for a Fund in accordance with the Fund's investment objectives and policies stated above, subject to the direction and control of the Board of Trustees. The Adviser pays the salaries and fees of all officers and Trustees who are affiliated persons of the Adviser. The Adviser also provides the Funds with office space, administrative services, furnishes executive and other personnel to the Funds and is responsible for providing or overseeing the Funds' day-to-day management and administration.

     The Management Agreement for the Ariel Premier Growth Fund is similar to the Management Agreement for the Ariel Fund and Ariel Appreciation Fund.

     The Adviser is paid for its investment and administration services for the Ariel Fund at the annual rate of 0.65% of the first $500 million of average daily net assets, 0.60% for the next $500 million of average daily net assets, and 0.55% of average daily net assets over $1 billion. For the fiscal year ended September 30, 2003, the fee was 0.60% of average daily net assets.

     The Adviser is paid for its investment and administration services for the Ariel Appreciation Fund at the annual rate of 0.75% of the first $500 million of average daily net assets, 0.70% for the next $500 million of average daily net assets, and 0.65% of average daily net assets over $1 billion. For the fiscal year ended September 30, 2003, the fee was 0.70% of average daily net assets.

     The Adviser is paid for its investment adviser services for both classes of the Ariel Premier Growth Fund at the annual rate of 0.60% of average daily net assets less than $500 million; 0.575% of average daily net assets between $500 million and $1 billion; and 0.55% of average daily net assets more than $1 billion. For the fiscal year ended September 30, 2003, the fee was 0.60% of average daily net assets.

     Fees paid to the Adviser under the Management Agreements for the fiscal years ended September 30, 2001, 2002 and 2003 were $2,165,208, $5,446,864 and
$8,648,624, respectively, for the Ariel Fund and $3,264,872, $7,851,870 and $11,136,226, respectively, for the Ariel Appreciation Fund. Fees paid to the adviser under the Management Agreement for the Premier Growth Fund for the period February 1, 2002 (date of inception) to September 30, 2002 and for the fiscal year ended September 30, 2003 were $45,423 and $86,224, respectively. Except for the Ariel Premier Growth Fund, no reimbursements were made by the Adviser in any of the specified fiscal years. For the Ariel Premier Growth Fund, for the fiscal year ended September 30, 2003, the Adviser reimbursed the Premier Growth Fund, Institutional Class and Premier Growth Fund, Investor Class, $101,016 and $232,417, respectively.

     The Ariel Stock Funds pay all operating expenses not expressly assumed by the Adviser, including custodial and transfer agency fees, federal and state securities registration fees, legal and audit fees, and brokerage commissions and other costs associated with the purchase and sale of portfolio securities, except that: (1) with respect to each of the Ariel Fund and Ariel Appreciation Fund, the Adviser must reimburse either Fund if its annual expenses (excluding brokerage, taxes, interest, Distribution Plan expenses and extraordinary items) exceed 1.50% of the first $30 million of each Fund's average daily net assets and 1% of such assets in excess of $30 million; (2) with respect to the Ariel Premier Growth Fund - Investor Class, the Adviser must reimburse the Fund if its annual expenses (excluding brokerage, taxes, interest and extraordinary items) exceed 1.25% of the average daily net assets of the Investor Class shares; and
(3) with respect to the Ariel Premier Growth Fund - Institutional Class, the Adviser must reimburse the Fund if its annual expenses (excluding brokerage, taxes, interest and extraordinary items) exceed 0.65% of the average daily net assets of the Institutional Class shares. In addition, the Adviser has agreed to limit the total annual operating expenses for the Ariel Premier Growth Fund - Investor Class at 1.15% until September 30, 2004.

     Under the Investment Advisory Agreement for the Bond Fund, the Adviser performs or supervises the investment and reinvestment of the assets of the Bond Fund and is responsible for certain management services that are necessary or desirable to the operation of the Bond Fund. The Adviser may delegate its investment management responsibilities to a sub-adviser selected by the Adviser and approved in accordance with the 1940 Act. The management services provided by the Adviser consist of maintaining the Bond Fund's organizational existence, providing office space and personnel, preparing, filing and distributing notices, proxy materials, reports to regulatory bodies, and reports to shareholders of the Bond Fund, maintaining portfolio and general accounting records; and other incidental management services as are necessary to the conduct of the Bond Fund's affairs except such notices, materials, reports, records and services as are to be provided under the Administrative Services Agreement. For the services under the Investment Advisory Agreement, the Adviser is paid at the annual rate of 0.35% of average daily net assets of the Fund.

     The Adviser also performs services for the Bond Fund under the Administrative Services Agreement as described in the Prospectus. For the services under the Administrative Services Agreement, the Bond Fund - Institutional Class pays a fee based on the average daily net assets of the Institutional Class at the annual rate of 0.10%. For these services, the Bond Fund - Investor Class pays a fee based on the average daily net assets of the Investor Class at the annual rate of 0.25% if such net assets are less than $1 billion; 0.225% if such net assets are at least $1 billion, but less than $2 billion and 0.20% if such net assets are at least $2 billion or more. Fees paid to the Adviser for the fiscal years ended September 30, 2001, 2002 and 2003 were $677,162, $698,039 and $821,668, respectively, under the Investment Advisory Agreement and $201,032, $218,350 and $273,503, respectively, under the Administrative Services Agreement.

SUB-ADVISERS

     Lincoln Capital Management Company ("Lincoln Capital"), 200 South Wacker Drive, Chicago, IL 60606, was the former sub-adviser to both the Ariel Premier Growth Fund and Ariel Premier Bond Fund. Effective as of the close of regular trading on January 31, 2003, Lincoln Capital Fixed Income Management Company, LLC ("Lincoln Fixed Income"), 200 South Wacker Drive, Suite 2100, Chicago, IL 60606, succeeded Lincoln Capital as investment sub-adviser for the Ariel Premier Bond Fund. Lincoln Fixed Income is controlled by, and a wholly owned subsidiary of, Lehman Brothers Holdings, Inc. Effective February 1, 2003, Lincoln Equity Management, LLC ("Lincoln Equity" and together with Lincoln Fixed Income, collectively the "Sub-Advisers"), 200 South Wacker Drive, Suite 2600, Chicago, IL 60606, succeeded Lincoln Capital as investment sub-adviser for the Ariel Premier Growth Fund. Lincoln Equity is controlled by its three managing members, John S. Cole, II, Thomas J. Kurey III and Michael B. Pytosh, on behalf of the ten total members who own units in the company. Under separate Subadvisory Agreements with the Adviser, Lincoln Equity manages the day-to-day investment operations for the Premier Growth Fund and Lincoln Fixed Income manages the day-to-day investment operations for the Premier Bond Fund, respectively. Neither the Premier Growth Fund nor the Premier Bond Fund pays any fees directly to the Sub-Advisers.

     Lincoln Equity is paid by the Adviser (not the Fund) for its services as sub-adviser for both classes of the Ariel Premier Growth Fund at the annual rate of 0.4675% of the first $20 million of average daily net assets; 0.3500% for the next $130 million of average daily net assets; 0.2500% for the next $350 million of average daily net assets; 0.2000% for the next $500 million of average daily net assets; 0.1500% for the next $1.5 billion of average daily net assets; and 0.1000% for the remainder of the average daily net assets. However, no fee shall be due or payable to Lincoln Equity in respect to any day in which the net assets are less than $50 million. For the period February 1, 2002 (date of inception) through September 30, 2002 and for the fiscal year ended September 30, 2003, Lincoln Equity earned no fee as sub-adviser due to the level of net assets.

     Lincoln Fixed Income is paid by the Adviser (not the Fund) for its services as sub-adviser for both classes of the Ariel Premier Bond Fund at the annual rate of 0.30% of the first $50 million of average daily net assets; 0.20% for the next $50 million of average daily net assets; 0.15% for the next $150 million of average daily net assets; and 0.10% for the average daily net assets over $250 million. For the fiscal years ended September 30, 2002 and 2003, Lincoln Fixed Income was paid by the Adviser $375,528 and $395,127, respectively, for the Institutional class and $23,257 and $47,210, respectively, for the Investor class.

     For the Premier Growth Fund, the Adviser and Lincoln Capital had entered into an agreement that required Lincoln Capital to pay the Adviser one million dollars if, before the date that the total net assets of the Ariel Premier Growth Fund are at least one billion dollars, there is a change in ownership of Lincoln Capital of at least twenty-five percent in any period of twelve consecutive months or more than fifty percent in any period of thirty-six consecutive months. In addition, if any change in Lincoln Capital's ownership requires a fund shareholder meeting, and vote for Lincoln Capital to continue acting as sub-adviser, Lincoln Capital will pay all costs incurred in respect to such shareholder meeting and vote. As part of the transactions discussed above whereby Lincoln Equity succeeded Lincoln Capital, David Fowler, current Member of

Lincoln Equity, has agreed to assume the obligation of Lincoln Capital to make the one million dollar payment on demand.

LEGAL MATTERS RELATING TO LINCOLN FIXED INCOME

     On April 28, 2003, the SEC, the New York State Attorney General's Office, the New York Stock Exchange and the NASD agreed to a settlement (the "Federal Settlement"), together with the North American Securities Administrators Association on behalf of U.S. state and territorial securities regulators, to resolve their industry-wide investigations relating to allegations of conflicts of interest between investment banking and equity research at various investment banking firms, including Lehman Brothers, the parent corporation of Lincoln Fixed Income. The activities forming the basis of the Federal Settlement did not involve any conduct of Lehman Brothers or any of its affiliates related to their investment advisory activities, and occurred prior to Lehman Brother's acquisition of control of Lincoln Fixed Income. Lincoln Fixed Income was not part of these investigations or part of the Federal Settlement or State Settlements (defined below).

     The Federal Settlement became effective on October 31, 2003, under which Lehman Brothers will, without admitting or denying the allegations made in the complaint, (i) pay $25 million in penalty, (ii) pay $25 million as disgorgement of commissions and other monies, (iii) contribute $25 million spread over five years to provide third-party independent research to clients, (iv) contribute $5 million towards investor education, (v) adopt internal structural and operational reforms that will further augment the steps it has already taken to promote research analyst independence, and (vi) be enjoined from the rule violations alleged in the complaint. Simultaneous with the execution of the Federal Settlement, or within a reasonable period thereafter, Lehman Brothers will enter into settlement agreements (the "State Settlements") with each of the states of the United States, the District of Columbia and Puerto Rico. Lehman Brothers will pay an aggregate of $25 million in connection with the resolution of the State Settlements.

CODES OF ETHICS

     The Adviser, Sub-Advisers and Ariel Distributors, Inc. have adopted Codes of Ethics which regulate the personal securities transactions of the Adviser's and the Sub-Advisers' investment personnel and other employees and affiliates with access to information regarding securities transactions of the Funds. Each Code of Ethics requires investment personnel to disclose all personal securities holdings upon commencement of employment and all subsequent trading activity to each respective firm's Compliance Officer. Investment personnel are prohibited from engaging in any securities transactions, including the purchase of securities in a private offering, without the prior consent of the appropriate Compliance Officer. Additionally, such personnel are prohibited from purchasing securities in an initial public offering and are prohibited from trading in any securities (i) for which any Fund has a pending buy or sell order, (ii) which any Fund is considering buying or selling, or (iii) which any Fund purchased or sold within seven calendar days. Investment personnel and employees of the Sub-Advisers are prohibited from buying any securities which are used or are designated for possible use for the Sub-Advisers' client accounts.

FUND SUB-ADMINISTRATOR

     The Adviser has entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2004, under which State Street provides certain administrative services to the Funds. Under the direction and supervision of the Adviser, State Street performs fund administration services and prepares reports for the Board of Trustees.

APPROVAL OF THE ADVISORY AND SUBADVISORY AGREEMENTS

     The Board of Trustees is scheduled to meet four times a year. The Trustees, including the Independent Trustees, believe that matters bearing on the Advisory and Subadvisory Agreements are considered at most, if not all, of their meetings. The Independent Trustees are advised by independent legal counsel selected by the Independent Trustees. The Trustees, including the Independent Trustees, regularly review, among other issues:

  (i)   arrangements in respect of the distribution of the Ariel Funds' shares,
  (ii) the allocation of the Ariel Funds' brokerage, if any, including allocations to brokers affiliated with the Adviser and the use of "soft" commission dollars to pay the Ariel Funds' expenses and to pay for research and other similar services,
  (iii) the Adviser's management of the relationships with the Ariel Funds' third party service providers, including custodian and transfer agents,
  (iv) the resources devoted to and the record of compliance with the Ariel Funds' investment policies and restrictions and with policies on personal securities transactions, and
  (v) the nature, cost and character of non-investment management services provided by the Adviser and its affiliates.

     Lincoln Capital announced in December 2002 that its fixed income group was being acquired by Lehman Brothers Holding Inc., a Delaware corporation ("Lehman"). The fixed income group now operates as Lincoln Fixed Income, a Delaware limited liability company and a wholly owned subsidiary of Lehman. Lincoln Equity, a Delaware limited liability company, is the successor to Lincoln Capital's equity group. Lincoln Equity is controlled by the current members of Lincoln Capital's equity group and is not affiliated with Lehman or with Lincoln Fixed Income.

     The proposed transactions that resulted from Lincoln Capital's announcement in December 2002 of the acquisition by Lehman (i.e., the creation of Lincoln Fixed Income and Lincoln Equity) closed effective (i) as of the end of the trading day on January 31, 2003 for the Premier Bond Fund and (ii) February 1, 2003 for the Premier Growth Fund. Because the previous Subadvisory Agreements for both the Bond Fund and the Growth Fund between the Adviser and Lincoln Capital terminated automatically upon the acquisition of Lincoln Fixed Income by Lehman and the creation of Lincoln Equity, the Board of Trustees of the Trust considered new interim subadvisory contract arrangements with Lincoln Fixed Income and with Lincoln Equity, respectively.

     At a special meeting of the Board of Trustees on January 16, 2003, the Trustees, including a majority of the Independent Trustees voting in person, approved the Interim

Subadvisory Agreements for each of the Ariel Premier Bond Fund and Ariel Premier Growth Fund. The Interim Subadvisory Agreement with Lincoln Fixed Income began as of the close of trading on January 31, 2003 and was effective for no longer than 150 days after that date. The Interim Subadvisory Agreement with Lincoln Equity began February 1, 2003 and was effective for no longer than 150 days after that date. The Interim Subadvisory Agreements contained substantially the same terms and conditions as the previous Subadvisory Agreements, but also contained certain findings and additional terms required under the rules of the 1940 Act and provided for fees to be held in escrow pending shareholder approval. In considering the Interim Subadvisory Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as all-important or controlling.

     During the January 2003 special meeting, the Trustees conducted an in-depth review of each of Lincoln Fixed Income, Lehman and Lincoln Equity, reviewing each entity's personnel, organization structure, financial information and investment capabilities. In addition, the Trustees noted that the Interim Subadvisory Agreements did not contain any new terms, economic or otherwise, and were similar to the prior Subadvisory Agreements approved at the November 2002 meeting. The Trustees made no determination regarding a future course of action for the Premier Growth Fund and Premier Bond Fund after the expiration of both Interim Subadvisory Agreements.

     Due to the 150 day limitation on interim subadvisory agreements under the 1940 Act, the Board of Trustees of the Trust was asked to consider final subadvisory contract arrangements with Lincoln Fixed Income and Lincoln Equity, respectively. Each Final Subadvisory Agreement would begin after approval of the shareholders of the Premier Bond Fund and Premier Growth Fund, respectively. The Final Subadvisory Agreements contain substantially the same terms and conditions as the previous Subadvisory Agreements.

     At a meeting of the Board of Trustees on March 3, 2003, the Trustees, including a majority of the Independent Trustees voting in person, approved the Final Subadvisory Agreements for each of the Ariel Premier Bond Fund and Ariel Premier Growth Fund. A special meeting of the shareholders of the Premier Bond Fund and Premier Growth Fund was called for May 20, 2003 to consider the approval of each of the Final Subadvisory Agreements. A proxy statement and information statement explained the Final Subadvisory Agreements in more detail. In considering the Final Subadvisory Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as all-important or controlling.

     During the March 2003 meeting, the Trustees reviewed their findings and determinations regarding each of Lincoln Fixed Income and Lincoln Equity, including each entity's personnel, organization structure, financial information and investment capabilities. The Trustees reviewed updated information on Lincoln Fixed Income and Lincoln Equity, including the initial month of operations for both Sub-Advisers. In addition, the Trustees noted that the Final Subadvisory Agreements did not contain any new terms, economic or otherwise, and were similar to the prior Subadvisory Agreements approved at the November 2002 meeting.

     The Final Subadvisory Agreement for the Bond Fund and the Final Subadvisory Agreement for the Growth Fund were both approved at the special meeting of shareholders on May 20, 2003 and became effective on that date.

     In November 2003, the Trustees, including a majority of the Independent Trustees voting in person, approved the continuation, without any material changes, of: (1) the existing Management Agreements for each of the Ariel Funds and (2) the Investment Advisory Agreement for the Premier Bond Fund. In considering the Management and Investment Advisory Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as all-important or controlling.

     During the November 2003 Board of Trustees meeting, the Trustees conducted an in-depth review of the comparative fund data provided to them by the Adviser, as well as the profitability of the Adviser with respect to the Funds. The Trustees paid substantial attention to the comparative performance and expense information for the relevant peer group that each fund is classified in, and the Trustees discussed the value of such information.

     The Trustees considered the reasonableness of the fees under the Management and Investment Advisory Agreements. They also reviewed the nature and quality of the investment advisory and administrative services provided under the agreements in relation to the fees. The Trustees also reviewed the Adviser's costs and profits in providing the services.

     In approving the renewal of the Management and Investment Advisory Agreements at their November 20, 2003 Board of Trustees meeting, the Board, including the Independent Trustees, based on their review of the information requested and provided, and following extended discussions with independent counsel to the Independent Trustees concerning the same, concluded that: (i) the Adviser and the Sub-Advisers and their personnel were sufficiently experienced and qualified to provide investment advisory services for the Funds; (ii) the Funds' advisory fees and expense ratios are reasonable to those of other funds with similar investment objectives and of similar asset size; (iii) the Funds' performance has been reasonable when compared to its relevant benchmarks and other funds with similar investment objectives and of similar asset size; and
(iv) the profitability of the Adviser for providing services to the Funds is fair and reasonable.

                             METHOD OF DISTRIBUTION

     Ariel Distributors, Inc., a wholly-owned subsidiary of the Adviser, is the principal underwriter for the Funds under an agreement with the Trust. Pursuant to the Underwriting Agreement and the Rule 12b-1 Plan of Distribution (the "Distribution Plan"), Ariel Distributors, as the principal underwriter, receives a fee at the annual rate of 0.25% of each of the Ariel Fund, Ariel Appreciation Fund, Ariel Premier Growth Fund - Investor Class and Ariel Premier Bond Fund - Investor Class' average daily net assets for its distribution services and for assuming certain marketing expenses. There is no 0.25% fee for the Institutional Classes of Ariel Premier Growth Fund and Ariel Premier Bond Fund. Ariel Distributors is located at 200 East Randolph Drive, Suite 2900, Chicago, Illinois 60601.

     The Trust has adopted the Distribution Plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Funds. Rule 12b-1 permits an investment company to finance, directly or indirectly, any activity which is primarily intended to result in the sale of its shares only if it does so in accordance with the provisions of such Rule. The Distribution Plan authorizes the Trust to pay up to 0.25% annually of each of the Ariel Fund, Ariel Appreciation Fund, Ariel Premier

Growth Fund - Investor Class and Ariel Premier Bond Fund - Investor Class' average daily net assets in connection with the distribution of the Fund's shares. While it is anticipated that the expenses of distribution will equal or exceed the fees collected, it is possible under the Distribution Plan for Ariel Distributors to make a profit for its service for distribution.

     During the fiscal year ended September 30, 2003, the Ariel Fund and Ariel Appreciation Fund paid Distribution Plan expenses of $3,590,284 and $3,994,702, respectively, to the principal underwriter. Of the total amount paid by the Ariel Fund, $2,705,639 was used to pay broker-dealers for their distribution and maintenance services and $884,645 was used for advertising, shareholder account maintenance, printing and related costs. Of the total amount paid by the Ariel Appreciation Fund, $3,283,064 was used to pay broker-dealers for their distribution and maintenance services and $711,638 was used for advertising, shareholder account maintenance, printing and related costs.

     During the fiscal year ended September 30, 2003, the Ariel Premier Growth Fund - Investor Class and Ariel Premier Bond Fund - Investor Class paid Distribution Plan expenses of $26,166 and $64,569, respectively, to the principal underwriter. Of the total amount paid by the Ariel Premier Growth Fund
- Investor Class, $20,945 was used to pay broker-dealers for their distribution and maintenance services and $5,221 was used for advertising, shareholder account maintenance, printing and related costs. Of the total amount paid by Ariel Premier Bond Fund - Investor Class, $37,020 was used to pay broker-dealers for their distribution and maintenance services and $27,549 was used for advertising, shareholder account maintenance, printing and related costs.

     In connection with the exchange privilege with respect to the SSgA Money Market Fund, the Distributor, Ariel Distributors, Inc., acts as a shareholder servicing agent. For its services, Ariel Distributor receives a fee from each such fund at the rate of 0.25% of the average net assets of each account in such funds established through the use of the exchange privilege pursuant to a Rule 12b-1 distribution plan adopted by the SSgA Money Market Fund.

     The Distribution Plan was approved by the Board of Trustees, including a majority of the Independent Trustees who have no direct financial interest in the operation of the Plan or in any agreements related to the Distribution Plan. The selection and nomination of the Independent Trustees is committed to the discretion of such Independent Trustees. In establishing the Distribution Plan, the Trustees considered various factors including the amount of the distribution fee. The Trustees determined that there is a reasonable likelihood that the Distribution Plan will benefit the Trust and its shareholders.

     The Distribution Plan may be terminated as to a Fund by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares of the Fund. Any change in the Distribution Plan that would materially increase the distribution cost to a Fund requires approval of the shareholders of that Fund; otherwise, the Distribution Plan may be amended by the Trustees, including a majority of the Independent Trustees.

     The Distribution Plan will continue in effect indefinitely, if not terminated in accordance with its terms, provided that such continuance is annually approved by (i) the vote of a majority of the Independent Trustees and
(ii) the vote of a majority of the entire Board of Trustees.

     Apart from the Distribution Plan, the Adviser, at its expense, may incur costs and pay expenses associated with the distribution of shares of the Fund, including compensation to broker-dealers in consideration of promotional or administrative services.

     The Funds have authorized certain dealers to accept on their behalf purchase and redemption orders. Such dealers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds' behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized dealer or such dealer's authorized designee, accepts the order. Customer orders will be priced at the applicable Fund's NAV next computed after they are accepted by an authorized dealer or such dealer's designee.

     One time or annual lump sum payments may be made to dealers when they require such payments in order to offer the shares of the Funds through their sales systems. These payments are sometimes necessary to ensure that the Funds are listed on supermarket and other platforms maintained by certain dealers, agents and financial institutions. The Adviser believes that such payments and listings will make shares of the Funds available to a wider distribution network.

     The Distributor and the Adviser also may provide promotional incentives and marketing support to certain advisers, dealers and financial institutions. Promotional incentives and marketing support may include: merchandise carrying the Funds' logo; occasional meals and tickets to sporting events and concerts; and payments or reimbursements used to offset marketing expenses and related costs of meetings held for the purpose of training or education. Such promotional incentives and marketing support are not preconditioned on achievement of any sales targets by any adviser, dealer or financial institution.

     In no event are any payments made to dealers, advisers, agents or financial institutions that are based on (i) the value of shares of the Funds held by any dealer, agent, adviser or financial institution, (ii) sales of shares of the Funds by any dealer, agent, adviser or financial institution, or (iii) a combination thereof.

                TRANSFER AGENT, SUB-TRANSFER AGENTS AND CUSTODIAN

     National Financial Data Services, Inc. (d/b/a Boston Financial Data Services ("BFDS")) has been retained by the Trust to act as transfer agent, dividend disbursing agent and shareholder servicing agent. Its responsibilities include: responding to shareholder inquiries and instructions concerning their accounts; crediting and debiting shareholder accounts for purchases and redemptions of Fund shares and confirming such transactions; updating of shareholder accounts to reflect declaration and payment of dividends; and preparing and distributing quarterly statements to shareholders regarding their accounts.

     State Street also has been retained by the Trust to act as custodian and fund accountant. State Street's responsibilities include keeping custody of all of the Funds' investments.

     Firms that establish omnibus accounts and provide substantially the same services to their clients as are provided by BFDS may receive sub-transfer agent fees for such services from the respective Fund. Such fees may not exceed the amounts set by the Board of Trustees of the Trust, including a majority of the Independent Trustees. In certain instances, distributors or servicing agents may charge higher fees than the Funds' Board of Trustees has approved. In these cases, the Adviser pays the additional amount.

                             PORTFOLIO TRANSACTIONS

     Portfolio transactions are undertaken on the basis of their desirability from an investment standpoint. Investment decisions and choice of brokers and dealers are made by the Adviser and, where appropriate, the Sub-Advisers, under the direction and supervision of the Trust's Board of Trustees.

     For Ariel Stock Fund transactions, the Trust seeks to obtain the best price and favorable execution considering all circumstances. Subject to this overall policy, in selecting brokers or dealers to execute transactions, the Adviser considers natural order flow, market impact, anonymity, the firm's financial responsibility, reputation and the range and quality of its services that are deemed useful to better serve clients. In addition to execution, the services provided by brokers or dealers may include supplemental research, statistical information and objective performance evaluation. Brokerage and research products and services may not be used exclusively in connection with the account that paid commissions to the broker providing such services. The provision of such services in exchange for brokerage business is commonly referred to as "soft-dollar arrangements". The Adviser is also authorized to execute transactions with or through brokers who have sold shares of Ariel Mutual Funds. However, such sales will not be a qualifying or disqualifying factor in a broker selection, nor will the selection be based upon volume of Ariel Mutual Fund shares sold.

     The Adviser may not always place brokerage transactions on the basis of the lowest commission rate available for a particular transaction. The Adviser makes a good faith determination that the commissions paid are reasonable in relation to the value of the brokerage and other services provided. In connection with placement of brokerage arrangements, the Adviser will determine any required allocations of payment in relation to its view of the value of brokerage and research products and services and the research benefits provided, the value of any benefits provided to the Adviser, the terms of the particular transaction and the Adviser's overall fiduciary responsibilities to all accounts as to which the Adviser exercises investment discretion.

     The Adviser does not enter into soft dollar arrangements that are not covered by the safe harbor provided under Section 28(e) of the Securities Exchange Act of 1934. A good faith and reasonable determination must be made as to whether the product or service is to be used in the research process, as those terms are defined in the context of Section 28(e). Section 28(e) defines "research" as advice, directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; and analyses in reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.

     Brokers may furnish, for example, proprietary or third party research reports, supplemental performance reports, statistical analyses, computer services used for research and portfolio analysis, and other valuable research information to the Adviser. In addition, the

Adviser may receive certain brokerage and research products and services which provide both research and non-research ("mixed-use") benefits; for example, computer services which are used for both portfolio analysis and account administration. In these instances, only research portions are attributed to client brokerage commissions and the non-research portion will be paid in cash by the Adviser.

     The Adviser normally aggregates contemporaneous client purchase or sale orders into blocks for execution in order to achieve more efficient execution, lower per share brokerage costs and, in the aggregate, better and fairer prices. Where purchases or sales are made on a block basis, price and per share commission and transaction costs are allocated to each advisory client on a pro rata basis subject to available cash, account restrictions, directed brokerage, and other relevant investment factors. Trade allocations will be fair and equitable to all clients. The Adviser will not favor any client account, or group of client accounts, over any other client account or group of client accounts. However, directed brokerage arrangements may impact trade allocations.

     The Adviser's trading desk prioritizes incoming orders of similar purchases and sales of securities among institutional and managed accounts/wrap orders. The Adviser's trading desk typically executes orders for institutional clients, including investment companies, institutional private accounts, sub-advised accounts and others. Managed account/wrap program sponsors typically execute orders for managed account/wrap clients. The Adviser's trading desk attempts to coordinate the timing of orders to prevent the Adviser from "bidding against" itself on such orders.

     Managed account/wrap clients have contractual relationships with their program sponsors that typically make it advantageous for the program sponsors to execute most or all of their transactions. Managed account/wrap clients trade throughout the day as directed by the Adviser's trading desk. While managed account/wrap clients are trading, the Adviser's trading desk typically suspends trading for other clients until the program sponsors have completed their transactions. In determining the priority of transactions involving managed account/wrap clients, the Adviser's trading desk considers a number of factors, including a fair rotation among clients, the size of the transaction relative to the size of the managed account/wrap client, the depth and liquidity of the trading market and potential market impact of the transactions.

     In accordance with the various managed account/wrap programs in which the Adviser participates, the Adviser directs all trading to the applicable program sponsor. Clients typically pay no commissions on trades executed through program sponsors.

     The Adviser may purchase shares for one or more accounts and sell the same issue in one or more other accounts. Normally, the Adviser will utilize an electronic communication network (ECN) which commingles buy and sell orders from many sources and executes trades automatically in aggregate amounts available to match. Occasionally, the Adviser may do a direct purchase and sale transaction between portfolios of the Funds. These are effected in accordance with regulations under the 1940 Act governing such transactions.

     Lincoln Equity is responsible for the placement of portfolio transactions for the Premier Growth Fund and Lincoln Fixed Income is responsible for the placement of portfolio transactions for the Premier Bond Fund. Generally, Lincoln Fixed Income manages the Premier Bond Fund without regard to restrictions on portfolio turnover. Trading in fixed-income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. In addition to their management of the Premier Bond Fund and Premier Growth Fund's respective portfolios, the Sub-Advisers also act as investment advisers to various private accounts. There may be times when an investment decision may be made to purchase or sell the same security for either the Premier Bond Fund or Premier Growth Fund and one or more clients of the Sub-Advisers. In those circumstances, the transactions will be allocated as to amount and price in a manner considered equitable to each. In some instances, this procedure could adversely affect a Fund but that Fund deems that any disadvantage in the procedure would be outweighed by the increased selection available and the increased opportunity to engage in volume transactions.

     The aggregate amount of brokerage commissions paid by Ariel Fund and Ariel Appreciation Fund during fiscal years 2001, 2002 and 2003 were $1,432,135, $3,064,450 and $4,232,993, respectively. The aggregate dollar amount of brokerage commissions paid by Ariel Fund and Ariel Appreciation Fund has increased materially over the past three years principally because of the dramatic increase in fund assets over the past three years. Increased inflows into both funds increased the number of shares issued and raised the level of assets of both funds invested in equities. Brokerage commissions increased due to the greater number of equity securities being traded in both funds, even though the portfolio turnover rates in both funds decreased over the past three fiscal years. Of the total aggregate amount of brokerage commissions paid by Ariel Fund and Ariel Appreciate Fund during the fiscal year 2003, 59% was paid to brokers who provided research services to the Adviser. The aggregate amount of brokerage commissions paid by the Premier Growth Fund for the period February 1, 2002 (date of inception) to September 30, 2002 and for the fiscal year ended September 30, 2003 was $40,165 and $42,011, respectively. Of the total aggregate amount of brokerage commissions paid by the Premier Growth Fund during the fiscal year 2003, 39% was paid to brokers who provided research services to Lincoln Equity. No brokerage commissions were paid by the Premier Bond Fund during fiscal years 2001, 2002 and 2003.

                               PROXY VOTING POLICY

     The Board of Trustees of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by the Ariel Fund and the Ariel Appreciation Fund to the Funds' Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, a summary of which may be found below. In addition, the Board of Trustees for the Trust has delegated responsibility for decisions regarding proxy voting for securities held by the Ariel Premier Growth Fund to the Fund's Sub-Adviser, Lincoln Equity. Lincoln Equity will vote such proxies in accordance with its proxy policies and procedures, a summary of which may be found below.

     For any conflicts that may arise between the interests of a Fund and the interests of the respective investment advisers, principal underwriter, or any affiliated person(s) of the Funds, the procedures outlined in the respective advisers policies and procedures documents will be followed. As the Adviser and Lincoln Equity have sole discretion to vote proxies for their respective portfolio companies, any potential conflicts where a Board member of the Funds may be a board member of a portfolio company is presumed to be mitigated.

     Proxy voting records for the Funds will be posted to the Funds' web site (www.arielmutualfunds.com) by August 31st for each proxy voting period ending June 30th starting in 2004 in accordance with SEC regulations.

ARIEL CAPITAL MANAGEMENT, LLC - SUMMARY OF PROXY POLICIES AND PROCEDURES

     In accordance with applicable regulations and law, Ariel Capital Management, LLC ("Ariel"), a federally registered investment adviser, is providing this summary of its Proxy Voting Policies and Procedures (the "Proxy Policies") concerning proxies voted by Ariel on behalf of each investment advisory client who delegates proxy voting authority and delivers the proxies to us. A client may retain proxy voting powers, give particular proxy voting instructions to us, or have a third party fiduciary vote proxies. Our Proxy Policies are subject to change as necessary to remain current with applicable rules and regulations and our internal policies and procedures. Clients will be notified of all material changes.

     As part of our investment process, we place extraordinary emphasis on a company's management, its Board and its activities. We look for companies with high quality managements, as represented by their industry experience, the quality of products and services provided and their reputations within the community. As a result, it is generally the policy of Ariel to vote client shares in favor of proposals recommended by the Board, except when Ariel believes a Board proposal or recommendation has the potential to run counter to our goal of maximizing the long-term value of our clients' investments.

     We have established general guidelines for voting proxies on behalf of our clients. While these generally guide our decision-making, all issues are analyzed by the Ariel research analyst who follows the company. As a result, there may be cases in which particular circumstances lead us to vote an individual proxy differently than otherwise stated within our general proxy voting guidelines. In such cases, we will document our reasoning.

     If it is determined that a material conflict of interest may exist, such as a business relationship with a portfolio company, the proxy will be referred to Ariel's Proxy Resolution Committee. The Proxy Resolution Committee is charged with determining that the analysts' decisions regarding proxy voting are based on the best interests of our clients and are not the product of a conflict.

     For each proxy, Ariel maintains records as required by applicable law. Proxy voting information will be provided to clients in accordance with their agreement with us or upon request. A client may request a copy of Ariel's Proxy Voting Policies and Procedures, or a copy of the specific voting record for their account, by calling us at 1-800-725-0140 or writing to Ariel Capital Management, LLC at 200 East Randolph Drive, Suite 2900, Chicago, IL 60601.

LINCOLN EQUITY MANAGEMENT, LLC - SUMMARY OF PROXY POLICIES AND PROCEDURES

     In voting proxies, Lincoln Equity Management, LLC gives primary consideration to the effect that a proposal has on the ultimate economic long-term value of the stock and the benefit to plan participants and/or fund beneficiaries.

     We vote corporate governance proposals in a manner that promotes clear responsibility of management and boards to the long run interests of the shareholders, meaning independent consideration of management proposals and recommendations.

     The Senior Trader and Portfolio Manager are responsible for Lincoln Equity Management, LLC's proxy votes and guideline updates. In the event of a conflict of interest (such as when a vote comes up on a portfolio holding where Lincoln Equity has a client relationship) the proxy vote process will be supervised by Lincoln Equity's Compliance Director.

     Procedurally, we first establish a share holding list for each stock owned as of a listed record date. Our holding list is then compared to the shares on Proxy Edge.

     Guidelines have been established to apply to the most frequently appearing proxy proposals. Where specific guidelines do not apply, the general principles of the Proxy Voting Policies are used, as interpreted by the two persons responsible (listed above). Guidelines are reviewed and updated annually.

     Lincoln Equity Management, LLC keeps a written record by client of proxies voted, in addition to the electronic vote that is executed through Proxy Edge for at least 5 years with the first 2 years in our offices. Lincoln contacts the custodian by phone or e-mail if there is any discrepancy of shares between what we know and what Proxy Edge shows that the custodian holds. We verify if shares were on loan, and maintain a log that includes when we contacted the custodian, and their response.

                              INDEPENDENT AUDITORS

     The Funds' independent auditors, KPMG LLP, audit and report on the Funds' annual financial statements, review certain regulatory reports and the Funds' federal income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Funds. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

                                    TRUSTEES

     Ariel Mutual Funds operates under the supervision of a Board of Trustees responsible to each Fund's shareholders. The following table lists the Board of Trustees of the Trust. The Board of Trustees supervises the business and management of the Trust and approves all significant agreements between the Funds and the Trust.

     For purposes of their service as Trustees to the Ariel Mutual Funds, the business address for each of the Trustees is: 200 E. Randolph Drive, Suite 2900, Chicago, Illinois 60601. Each Trustee serves until his or her retirement, resignation, death, removal or mental or physical incapacity.

                                                  TERM OF                                             NO. OF PORTFOLIOS
                             POSITION(S)          OFFICE AND                                          IN FUND COMPLEX
NAME                         HELD WITH            LENGTH OF         PRINCIPAL OCCUPATION(S)           OVERSEEN
(AGE)                        FUNDS                TIME SERVED       DURING PAST FIVE YEARS            BY DIRECTOR
--------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:

BERT N. MITCHELL             Chairman of the      Trustee           Chairman and CEO of Mitchell               4
(65)                         Board and            since 1986;       & Titus L.L.P. (certified
                             Trustee; Member      Chairman          public accounting firm)
                             of the               since 1995
                             Executive and
                             Management
                             Contracts
                             Committees

OTHER DIRECTORSHIPS: DIRECTOR, BJ'S WHOLESALE CLUB, INC.; DIRECTOR, THE ROUSE COMPANY

MARIO L. BAEZA               Trustee; Member      Since 1991        Chairman and Chief Executive               4
(53)                         of the                                 Officer of TCW/Latin America
                             Governance and                         Partners, L.L.C. (a venture
                             Management                             capital firm); formerly,
                             Contracts                              President of Wasserstein
                             Committees                             Perella International
                                                                    Limited, and Managing
                                                                    Director and Chief Executive
                                                                    Officer, Americas Division,
                                                                    Wasserstein Perella & Co.,
                                                                    Inc. (investment bankers)

OTHER DIRECTORSHIPS: NONE


JAMES W. COMPTON             Trustee; Member      Since 1997        President and Chief                        4
(65)                         of the Audit                           Executive Officer of Chicago
                             and Governance                         Urban League
                             Committees

OTHER DIRECTORSHIPS: DIRECTOR, THE FIELD MUSEUM; DIRECTOR, DEPAUL UNIVERSITY

                                                  TERM OF                                             NO. OF PORTFOLIOS
                             POSITION(S)          OFFICE AND                                          IN FUND COMPLEX
NAME                         HELD WITH            LENGTH OF         PRINCIPAL OCCUPATION(S)           OVERSEEN
(AGE)                        FUNDS                TIME SERVED       DURING PAST FIVE YEARS            BY DIRECTOR
--------------------------------------------------------------------------------------------------------------------------
WILLIAM C. DIETRICH          Trustee; Member      Since 1986        Co-Executive Director and                  4
(54)                         of the Audit                           Senior Program Staff Member,
                             and Executive                          Shalem Institute for Spiritual
                             Committees                             Formation, Inc. (ecumenical
                                                                    educational institute for
                                                                    contemplative living and
                                                                    leadership), June 2001 to
                                                                    present; Independent financial
                                                                    consultant, May 2000 to June
                                                                    2001; Director of Finance &
                                                                    Administration of
                                                                    Streamline.com,
                                                                    Inc.-Washington Division and
                                                                    Vice President, Division
                                                                    Controller of Streamline
                                                                    Mid-Atlantic, Inc.
                                                                    (computerized shopping
                                                                    service), February 1997 to May
                                                                    2000


OTHER DIRECTORSHIPS: NONE


ROYCE N. FLIPPIN, JR.        Trustee; Member      Since 1986        President of Flippin                       4
(69)                         of the Governance                      Associates (a consulting
                             and Management                         organization); formerly,
                             Contracts Committees                   Director of Program
                                                                    Advancement, Massachusetts
                                                                    Institute of Technology, and
                                                                    Director of Athletics,
                                                                    Physical Education and
                                                                    Recreation, MIT

OTHER DIRECTORSHIPS: DIRECTOR, EDUCATIONAL VIDEO CONFERENCING; VICE CHAIRMAN, THORIUM POWER; EXECUTIVE COMMITTEE MEMBER
AND SENIOR MANAGING DIRECTOR, UNIVERSAL GENESIS


JOHN G. GUFFEY, JR.          Trustee; Member      Since 1986        Treasurer and Director of                  4
(55)                         of the Audit                           Silby, Guffey and Co., Inc.
                             and Management                         (a venture capital firm);
                             Contracts                              Director, Calvert Social
                             Committees                             Investment Foundation

OTHER DIRECTORSHIPS: FINANCIAL CONSULTANT TO VARIOUS ORGANIZATIONS;
TRUSTEE/DIRECTOR OF EACH OF THE INVESTMENT COMPANIES IN THE CALVERT GROUP OF
FUNDS, EXCEPT FOR ACACIA CAPITAL CORPORATION AND CALVERT WORLD FUND

                                                  TERM OF                                             NO. OF PORTFOLIOS
                             POSITION(S)          OFFICE AND                                          IN FUND COMPLEX
NAME                         HELD WITH            LENGTH OF         PRINCIPAL OCCUPATION(S)           OVERSEEN
(AGE)                        FUNDS                TIME SERVED       DURING PAST FIVE YEARS            BY DIRECTOR
--------------------------------------------------------------------------------------------------------------------------
CHRISTOPHER G. KENNEDY       Trustee;             Since 1995        President, Merchandise Mart                4
(40)                         Member of the                          Properties, Inc. (a real
                             Audit                                  estate management firm), and
                             Committee                              its subsidiaries; Executive
                                                                    Officer of Vornado Realty
                                                                    Trust (a publicly traded
                                                                    real estate investment trust)

OTHER DIRECTORSHIPS: DIRECTOR, INTERFACE FLOOR COVERING COMPANY; DIRECTOR, CANTILEVER TECHNOLOGIES; DIRECTOR, HEARTLAND
ALLIANCE; DIRECTOR, REHABILITATION INSTITUTE OF CHICAGO; DIRECTOR, CENTER FOR DISABILITY & ELDER LAW; GOVERNING BOARD
MEMBER, ILLINOIS COUNCIL ON ECONOMIC EDUCATION; DIRECTOR, CHILDREN'S MEMORIAL MEDICAL CENTER


INSIDE TRUSTEES*:

JOHN W. ROGERS, JR.          Trustee              1986-1993;        Chairman, Founder and Chief                4
(45)                                              since 2000        Executive Officer of Ariel
                                                                    Capital Management, LLC;
                                                                    Portfolio Manager of the
                                                                    Ariel Fund and Ariel
                                                                    Appreciation Fund

OTHER DIRECTORSHIPS: CHAIRMAN, CHICAGO URBAN LEAGUE; TRUSTEE, JOHN S. AND JAMES L. KNIGHT FOUNDATION; DIRECTOR, BANK ONE
CORPORATION; DIRECTOR, AON CORPORATION; DIRECTOR, McDONALD'S CORPORATION; DIRECTOR, GATX CORPORATION; DIRECTOR, EXELON
CORPORATION; DIRECTOR, BALLY TOTAL FITNESS HOLDING CORP.; ADVISORY BOARD MEMBER, PEB FINANCIAL; ADVISORY BOARD MEMBER,
SB PARTNERS; ADVISORY BOARD MEMBER, NEIGHBORHOOD REJUVENATION


MELLODY L. HOBSON            Trustee and          Trustee           President of Ariel Capital                 4
(34)                         President;           since 1993;       Management, LLC since 2000.
                             Member of the        President         Prior to 2000, served as
                             Executive            since 2002        Senior Vice President and
                             Committee                              Director of Marketing.

OTHER DIRECTORSHIPS: DIRECTOR/TRUSTEE OF THE FOLLOWING ORGANIZATIONS:  ALAINE LOCKE CHARTER SCHOOL, CHICAGO PUBLIC
EDUCATION FUND, CHICAGO PUBLIC LIBRARY, CHICAGO PUBLIC LIBRARY FOUNDATION, DELOITTE & TOUCHE WOMEN'S COUNCIL, DO
SOMETHING, THE FIELD MUSEUM, JUVENILE DIABETES FOUNDATION, ST. IGNATIUS COLLEGE PREPARATORY, WORLD BUSINESS CHICAGO,
YMCA OF METROPOLITAN CHICAGO, TELLABS, INC. AND PRINCETON UNIVERSITY


MERRILLYN J. KOSIER          Trustee and          Trustee           Executive Vice President and               4
(44)                         Vice President       since 2003;       Director of Mutual Fund
                                                  Vice              Marketing of Ariel Capital
                                                  President         Management, LLC.  Prior to
                                                  since 1999        1999, served as Senior Vice
                                                                    President of Marketing and
                                                                    Shareholder Services of
                                                                    Wanger Asset Management, the
                                                                    investment adviser to the
                                                                    Acorn Funds

OTHER DIRECTORSHIPS: NONE

* John W. Rogers, Jr., Mellody Hobson and Merrillyn Kosier are officers and shareholders of the Adviser and are therefore deemed to be "interested persons" of the Funds as defined in the 1940 Act.

                              COMPENSATION SCHEDULE

     During the fiscal year ended September 30, 2003, compensation paid by the Ariel Fund, Ariel Appreciation Fund, Ariel Premier Bond Fund and Ariel Premier Growth Fund to the Trustees not affiliated with the Adviser was as follows:

                                                                                               AGGREGATE
                                                                                  ARIEL       COMPENSATION
                                                    ARIEL          ARIEL         PREMIER     FROM FUNDS IN
                                      ARIEL      APPRECIATION     PREMIER         GROWTH      COMPLEX PAID
            NAME                      FUND           FUND        BOND FUND         FUND      TO TRUSTEES(1)
Mario L. Baeza                     $    6,625     $    6,625     $    6,625     $    6,625     $   26,500
James Compton                      $    7,750     $    7,750     $    7,750     $    7,750     $   31,000
William C. Dietrich                $    8,375     $    8,375     $    8,375     $    8,375     $   33,500
Royce N. Flippin, Jr.              $    7,125     $    7,125     $    7,125     $    7,125     $   28,500
John G. Guffey, Jr.                $    6,750     $    6,750     $    6,750     $    6,750     $   27,000
Christopher G. Kennedy             $    7,125     $    7,125     $    7,125     $    7,125     $   28,500
Bert N. Mitchell                   $    8,375     $    8,375     $    8,375     $    8,375     $   33,500

(1) The Funds did not pay compensation to Trustees affiliated with the Adviser.

     No pension or retirement plan benefits are accrued as part of the Trust's expenses. Each Trustee may elect, on a voluntary basis, to defer all or 50% of his or her fees through a deferred compensation plan in effect for the Trust. The Trust also reimburses certain expenses of the Independent Trustees.

     Amounts may be deferred by Independent Trustees under a non-qualified deferred compensation plan last amended in May 2000. Each Trustee's deferred amounts accumulate at an earnings rate determined by the total return of the Ariel Fund, Ariel Appreciation Fund, Ariel Premier Growth Fund or Ariel Premier Bond Fund as designated by such Trustee, which designations may be changed by such Trustee no more frequently than quarterly. Each Trustee may defer amounts under the plan for a specified number of whole years, which number of whole years must be greater than two, provided that the period of deferral may not extend beyond the date on which the Trustee ceases to be a member of the Board of Trustees. Each Trustee chooses whether to be paid under the plan in a lump sum or in annual or quarterly installments over five years. Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the Trust until paid to the Trustees. As of September 30, 2003, no Trustee had elected to defer compensation under the plan, and no deferred compensation had been accrued by the Trust.

                                    OFFICERS

     Ariel Funds officers (including some interested Trustees) all hold positions as executive officers with the Adviser and its affiliates, including Ariel Capital Management, LLC (the

Adviser) and Ariel Distributors, Inc. (the principal underwriter). The descriptions for Mellody Hobson and Merrillyn Kosier can be found under the heading "Trustees." The Ariel Funds do not pay salaries to any of their officers. Each of the Ariel Funds' officers serves until his or her retirement, resignation, death, removal or mental or physical incapacity. The business address for each of the officers is: 200 E. Randolph Drive, Suite 2900, Chicago, Illinois 60601.

                                                  TERM OF
                                POSITION(S)       OFFICE AND
NAME                            HELD WITH         LENGTH OF         PRINCIPAL OCCUPATION(S)
(AGE)                           FUNDS             TIME SERVED       DURING PAST FIVE YEARS
---------------------------------------------------------------------------------------------------
JAMES W. ATKINSON               Vice              Since 1995        Executive Vice President &
(53)                            President                           Treasurer, Chief Financial
                                and                                 Officer of Ariel Capital
                                Treasurer                           Management, LLC

OTHER DIRECTORSHIPS: DIRECTOR, LA RABIDA CHILDREN'S HOSPITAL AND LA RABIDA
CHILDREN'S FOUNDATION; DIRECTOR, FINANCIAL EXECUTIVES INTERNATIONAL CHICAGO
CHAPTER

ERIK D. OJALA                   Vice              Since 2003        Vice President, Assistant
(29)                            President                           General Counsel of Ariel
                                                                    Capital Management, LLC.
                                                                    Prior to November 2003,
                                                                    attorney with D'Ancona &
                                                                    Pflaum LLC and Seyfarth
                                                                    Shaw LLP, as successor
                                                                    thereto (law firms).

OTHER DIRECTORSHIPS: DIRECTOR, JUNIOR BOARD OF DIRECTORS, MIDTOWN EDUCATIONAL
FOUNDATION

SHELDON R. STEIN                Vice              Since 2002        Vice President, General
(75)                            President                           Counsel of Ariel Capital
                                                                    Management, LLC; Of
                                                                    Counsel, D'Ancona &
                                                                    Pflaum LLC and Seyfarth
                                                                    Shaw LLP, as successor
                                                                    thereto, since 2001.
                                                                    Prior to 2001, Member,
                                                                    D'Ancona & Pflaum LLC.

OTHER DIRECTORSHIPS: NONE

ROXANNE WARD                    Vice              Since 1999        Vice President and
(49)                            President                           Secretary of Ariel
                                and                                 Capital Management, LLC.
                                Secretary                           Prior to 1999, served as
                                                                    First Assistant General
                                                                    Counsel/Board Liaison of
                                                                    the Chicago Park
                                                                    District.

OTHER DIRECTORSHIPS: NONE

                                                  TERM OF
                                POSITION(S)       OFFICE AND
NAME                            HELD WITH         LENGTH OF         PRINCIPAL OCCUPATION(S)
(AGE)                           FUNDS             TIME SERVED       DURING PAST FIVE YEARS
---------------------------------------------------------------------------------------------------
ANITA ZAGRODNIK                 Vice              Since 2003        Vice President, Fund
(43)                            President,                          Administration of Ariel
                                Assistant                           Capital Management, LLC.
                                Secretary                           From 1999 to 2003, served
                                and                                 as Principal of
                                Assistant                           ideassociates, LLC (a
                                Treasurer                           financial services
                                                                    consulting firm). Prior
                                                                    to 1999, served as Vice
                                                                    President at UMB
                                                                    Financial Services, Inc.
                                                                    (financial services
                                                                    company).

OTHER DIRECTORSHIPS: NONE

                  STANDING COMMITTEES OF THE BOARD OF TRUSTEES

AUDIT COMMITTEE. The Board of Trustees has established an Audit Committee, which is comprised entirely of Independent Trustees (William C. Dietrich, Chair; James
W. Compton; John G. Guffey, Jr.; and Christopher G. Kennedy). The Audit Committee is responsible for the selection and retention of the independent accountants for the Trust. The Audit Committee is also responsible for approving the audit plans, fees and other material arrangements in respect of the engagement of auditors, including non-audit services performed. The Audit Committee reviews the qualifications of the auditor's key personnel involved in the foregoing activities and monitors the auditor's independence. The Audit Committee also oversees the Trust's accounting and financial reporting policies and practices, its internal controls and, if appropriate in its judgment, the internal controls of certain service providers and the quality and objectivity of Ariel Mutual Funds' financial statements and the independent audits thereof. The Audit Committee normally meets twice a year and, if necessary, more frequently. The Audit Committee met three times during calendar year 2003.

EXECUTIVE COMMITTEE. The Board of Trustees has established an Executive Committee, which includes Bert N. Mitchell, Chair, William C. Dietrich and Mellody L. Hobson. The Executive Committee meets between meetings of the Board as necessary and is authorized to exercise all of the Board's powers. The Executive Committee met four times during calendar year 2003. All meetings were conducted by telephone.

GOVERNANCE COMMITTEE. The Board of Trustees has established a Governance Committee, which is comprised entirely of Independent Trustees (James W. Compton, Chair; Mario L. Baeza; and Royce N. Flippin, Jr.). The Governance Committee oversees the independence and effective functioning of the Board of Trustees and monitors good practices for mutual fund boards. The Governance Committee normally meets twice a year and, if necessary, more frequently. The Governance Committee met twice during calendar year 2003.

MANAGEMENT CONTRACTS COMMITTEE. The Board of Trustees has established a Management Contracts Committee, which is comprised entirely of Independent Trustees (Mario L. Baeza; Royce N. Flippin, Jr.; John G. Guffey, Jr.; and Bert
N. Mitchell). The Management Contracts

Committee oversees and reviews all management contracts between the Adviser and the Trust in order to focus the Trustees on the key points and terms of the various management contracts. The Management Contracts Committee did not meet during calendar year 2003 as it is a newly formed committee.

                             TRUSTEES' FUND HOLDINGS

     As of December 31, 2003, the Trustees had invested the following amounts in all Funds managed by the Adviser. Investments are listed in the following ranges: none, $1-10,000, $10,001-50,000, $50,001-100,000 and over $100,000:

                                                                                 ARIEL
                                                ARIEL             ARIEL         PREMIER          TOTAL
                                             APPRECIATION        PREMIER        GROWTH        INVESTED IN
       NAME(1)               ARIEL FUND          FUND           BOND FUND        FUND          ALL FUNDS*
INDEPENDENT TRUSTEES:
Mario L. Baeza                  None              None            None            None            None
James Compton             $50,001-100,000   $50,001-100,000       None            None       Over $100,000
William C. Dietrich       $50,001-100,000         None            None            None      $50,001-100,000
Royce N. Flippin, Jr.      $10,001-50,000      $1-10,000          None            None       $10,001-50,000
John G. Guffey, Jr.       $50,001-100,000   $50,001-100,000     $1-10,000      $1-10,000     Over $100,000
Christopher G. Kennedy     Over $100,000     Over $100,000   $10,001-50,000       None       Over $100,000
Bert N. Mitchell           Over $100,000     Over $100,000        None            None       Over $100,000

INSIDE TRUSTEES:
John W. Rogers, Jr.        Over $100,000     Over $100,000        None       Over $100,000   Over $100,000
Mellody L. Hobson          Over $100,000     Over $100,000        None         $1-10,000     Over $100,000
Merrillyn J. Kosier          $1-10,000         $1-10,000          None         $1-10,000     $10,001-50,000

*Total invested in all Funds is the aggregate dollar range of investments in all four funds overseen by each individual Trustee and managed by the Adviser.

               INDEPENDENT TRUSTEES' AFFILIATIONS AND TRANSACTIONS

     None of the Independent Trustees (or their immediate family members) own any securities issued by the Ariel Funds' investment adviser, sub-advisers, principal underwriter, or any company (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the above listed companies. John W. Rogers, Jr., Mellody L. Hobson and Merrillyn J. Kosier are considered inside Trustees.

     None of the Independent Trustees (or their immediate family members) during the last two calendar years have had any direct or indirect interest, the value of which exceeds $60,000, in the Ariel Funds' investment adviser, sub-advisers, principal underwriter, or any company (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the above listed companies.

     None of the Independent Trustees (or their immediately family members) have had any material interest in any transaction, or series of transactions, during the last two calendar years, in which the amount exceeds $60,000 and to which any of the following persons was a party: Ariel Investment Trust, any series of the Ariel Funds, an officer of the Ariel Funds, or the Ariel Funds' investment adviser, sub-advisers, principal underwriter, or any company (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the above listed companies.

     None of the Independent Trustees (or their immediately family members) have had any direct or indirect relationships during the last two years, in which the amount exceeds $60,000 and to which any of the following persons was a party:
Ariel Investment Trust, any series of the Ariel Funds, an officer of the Ariel Funds, or the Ariel Funds' investment adviser, sub-advisers, principal underwriter, or any company (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the above listed companies.

     None of the officers of the Ariel Funds' investment adviser, sub-advisers, principal underwriter, or any company (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the above listed companies have served during the last two years on the board of directors of a company where an independent Trustee (or their immediate family members) served as an officer.

                            SIGNIFICANT SHAREHOLDERS

     The following tables list the holders of record of five percent or more of the outstanding shares of the Ariel Fund, Ariel Appreciation Fund and both classes of the Ariel Premier Bond Fund and Ariel Premier Growth Fund as of January 9, 2004:

ARIEL FUND (520)

                                                                                               % OF
                                                      NUMBER OF                             OUTSTANDING
NAME AND ADDRESS                                    SHARES OWNED          OWNERSHIP           SHARES
NATIONAL FINANCIAL SERVICES CORP                   9,587,807.580          Beneficial            18%
FOR THE EXCL BENEFIT OF OUR CUST
ATTN: MUTUAL FUNDS DEPT 5TH FL
ONE WORLD FINANCIAL CENTER
200 LIBERTY ST
NEW YORK NY  10281-1003

CHARLES SCHWAB & CO INC                            8,714,805.455          Beneficial            16%
REINVEST ACCT
ATTN MUTUAL FUND DEPT
101 MONTGOMERY ST
SAN FRANCISCO CA  94104-4122

VALIC SEPARATE ACCOUNT A                           6,500,084.379           Record               12%
2919 ALLEN PKWY # L7-01
HOUSTON TX  77019-2142

MLPF&S FOR THE SOLE BENEFIT                        4,499,205.399          Beneficial             8%
OF ITS CUSTOMERS
ATTN FUND ADMINISTRATION
4800 DEER LAKE DR E  3RD FL
JACKSONVILLE FL  32246-6484

ARIEL APPRECIATION FUND (521)

                                                                                               % OF
                                                      NUMBER OF                             OUTSTANDING
NAME AND ADDRESS                                    SHARES OWNED          OWNERSHIP           SHARES
NATIONAL FINANCIAL SERVICES CORP                   14,016,476.134         Beneficial            24%
FOR THE EXCL BENEFIT OF OUR CUST
ATTN: MUTUAL FUNDS DEPT 5TH FL
ONE WORLD FINANCIAL CENTER
200 LIBERTY ST
NEW YORK NY  10281-1003

CHARLES SCHWAB & CO INC                            10,998,010.096         Beneficial            18%
REINVEST ACCT
ATTN MUTUAL FUND DEPT
101 MONTGOMERY ST
SAN FRANCISCO CA  94104-4122

VALIC SEPARATE ACCOUNT A                           7,838,184.393           Record               13%
2919 ALLEN PKWY # L7-01
HOUSTON TX  77019-2142

ARIEL PREMIER BOND FUND, INSTITUTIONAL CLASS (523)

                                                                                               % OF
                                                      NUMBER OF                             OUTSTANDING
       NAME AND ADDRESS                             SHARES OWNED          OWNERSHIP           SHARES
BANK ONE TRUST CO CUST                             11,268,527.740         Beneficial            54%
CITY OF CHICAGO 6800151501
PO BOX 160
WESTERVILLE OH  43086-0160

COMERICA BANK CUST                                 3,172,110.274          Beneficial            15%
IBEW LOCAL 9 & OUTSIDE
CONTRACTORS PENSION PLAN
HIGH POINT PLAZA OFFICE CTR
4415 W HARRISON ST STE 330
HILLSIDE IL  60162-1905

PUTNAM FIDUCIARY TRUST CO CUST                     2,685,508.199          Beneficial            13%
IBEW LOCAL 134 JOINT PENSION TRUST
OF CHICAGO PENSION PLAN NO 5
INVESTORS WAY
NORWOOD MA  02062

LASALLE NATIONAL BANK CUST                         1,339,935.230          Beneficial             6%
FBO CHICAGOLAND RACE MEET OPERATORS
A/C 037858024-040337404
PO BOX 1443
CHICAGO IL  60690-1443

ARIEL PREMIER BOND FUND, INVESTOR CLASS (524)

                                                                                               % OF
                                                      NUMBER OF                             OUTSTANDING
       NAME AND ADDRESS                             SHARES OWNED          OWNERSHIP           SHARES
NATIONAL FINANCIAL SVCS CORP                       620,729.631            Beneficial            26%
FOR EXCLUSIVE BENEFIT OF OUR
CUSTOMERS
200 LIBERTY ST
NEW YORK NY  10281-1003

MLPF&S FOR THE SOLE BENEFIT                        364,995.416            Beneficial            15%
OF ITS CUSTOMERS
ATTN FUND ADMINISTRATION
4800 DEER LAKE DR E  3RD FL
JACKSONVILLE FL  32246-6484

CHARLES SCHWAB & CO INC                            157,805.967            Beneficial             6%
REINVEST ACCT
ATTN MUTUAL FUND DEPT
101 MONTGOMERY ST
SAN FRANCISCO CA  94104-4122

UMB BANK, NA FIDUCIARY FOR                         147,064.660            Beneficial             6%
VARIOUS TAX DEFERRED ACCOUNTS
1 SW SECURITY BENEFIT PL
TOPEKA KS  66636-0001

ARIEL PREMIER GROWTH FUND, INVESTOR CLASS (526)

                                                                                               % OF
                                                      NUMBER OF                             OUTSTANDING
       NAME AND ADDRESS                             SHARES OWNED          OWNERSHIP           SHARES
AMVESCAP NATL TR CO AS AGENT FOR BA                251,479.193            Beneficial            16%
FBO LINCOLN EQUITY MANAGEMENT CO
PROFIT SHARING PLAN
PO BOX 105779
ATLANTA GA  30348-5779

ARIEL CAPITAL MGMT INC EMPLOYEES                   108,410.632            Beneficial             7%
PROFIT SHARING PL & TR
200 E RANDOLPH ST STE 2900
CHICAGO IL  60601-6436

CHARLES SCHWAB & CO INC                            99,615.256             Beneficial             6%
REINVEST ACCT
ATTN MUTUAL FUND DEPT
101 MONTGOMERY ST
SAN FRANCISCO CA  94104-4122

ARIEL PREMIER GROWTH FUND, INSTITUTIONAL CLASS (527)

                                                                                               % OF
                                                      NUMBER OF                             OUTSTANDING
       NAME AND ADDRESS                             SHARES OWNED          OWNERSHIP           SHARES
DAVID M FOWLER                                      500,000.000            Record               99%
1427 BLACKHEATH LN
RIVERWOODS IL 60015-1707

MANAGEMENT OWNERSHIP. As of January 1, 2004, the directors and officers of the Ariel Mutual Funds as a group owned less than 1% of the Ariel Fund, less than 1% of the Ariel Appreciation Fund, less than 1% of the Ariel Premier Bond Fund - Investor Class shares, less than 1% of the Ariel Premier Bond Fund - Institutional Class shares, less than 1% of the Ariel Premier Growth Fund - Investor Class shares (not including the shares held by the Ariel Capital Management, LLC Employees Profit Sharing Plan, described above) and less than 1% of the Ariel Premier Growth Fund - Institutional Class shares.

                                    APPENDIX

CORPORATE BOND AND COMMERCIAL PAPER RATINGS

The following is a description of Moody's Investors Service, Inc.'s bond ratings:

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make long-term risks appear somewhat larger than Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

The following is a description of Standard & Poor's Corporation's investment grade bond ratings:

AAA: Bonds rated AAA are considered highest grade obligations. They possess the ultimate degree of protection as to principal and interest. They move with market interest rates, and thus provide the maximum safety on all counts.

AA: Bonds rated AA are high-grade obligations. In the majority of instances, they differ from AAA issues only to a small degree. Prices of AA bonds also move with the long-term money market.

A: Bonds rated A are upper medium grade obligations. They have considerable investment strength, but are not entirely free from adverse effects of change in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior but, to some extent, also economic conditions.

BBB: Bonds rated BBB are medium grade obligations. They are considered borderline between definitely sound obligations and those where the speculative element begins to predominate. These bonds have adequate asset coverage and are normally protected by satisfactory earnings. Their susceptibility to changing conditions, particularly to depressions, necessitates constant monitoring. These bonds are more responsive to business and trade conditions than to interest rates. This group is the lowest that qualifies for commercial bank investment.

The following is a description of Fitch, Inc. investment grade credit ratings:

AAA: HIGHEST CREDIT QUALITY. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: VERY HIGH CREDIT QUALITY. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: HIGH CREDIT QUALITY. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: GOOD CREDIT QUALITY. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Commercial paper rated A by Standard & Poor's Corporation has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better; the issuer has access to at least two adequate channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well-established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether an issuer's commercial paper is rated A-1, A-2, or A-3.

Issuers rated Prime-1 by Moody's Investors Services, Inc., are considered to have superior capacity of repayment of short-term promissory obligations. Such repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

The following is a description of Fitch, Inc. short-term credit ratings:

F1: Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3: Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

PART C      OTHER INFORMATION

ITEM 23.    EXHIBITS

a. (1) Amendment (Name Change) to Declaration of Trust dated November 6, 2001 (incorporated by reference to Registrant's Post-Effective Amendment No. 26, File No. 33-7699, and filed through Edgar on 01/29/2002).

     (2) Declaration of Trust (incorporated by reference to Registrant's Post-Effective Amendment No. 17, File No. 33-7699, and filed through Edgar on 01/24/1996).

b. By-Laws (incorporated by reference to Registrant's Post-Effective Amendment No. 17, File No. 33-7699, and filed through Edgar on 01/24/1996).

c.   Not Applicable.

d. (1) Sub-Advisory Agreement in Respect to Ariel Premier Growth Fund (incorporated by reference to Registrant's Post-Effective Amendment No. 28, File No. 33-7699, and filed through Edgar on 11/25/2003).

     (2) Sub-Advisory Agreement in Respect to Ariel Premier Bond Fund (incorporated by reference to Registrant's Post-Effective Amendment No. 28, File No. 33-7699, and filed through Edgar on 11/25/2003).

     (3) Management Agreement (incorporated by reference to Registrant's Post-Effective Amendment No. 17, File No. 33-7699, and filed through Edgar on 01/24/1996).

     (4) Investment Advisory Agreement with respect to Ariel Premier Bond Fund (incorporated by reference to Registrant's Post-Effective Amendment No. 16, File No. 33-7699, and filed through Edgar on 08/29/1995).

     (5) Administrative Services Agreement with respect to Ariel Premier Bond Fund (incorporated by reference to Registrant's Post-Effective Amendment No. 16, File No. 33-7699, and filed through Edgar on 08/29/1995).

     (6) Management Agreement in Respect to Ariel Premier Growth Fund (incorporated by reference to Registrant's Post-Effective Amendment No. 25, File No. 33-7699, and filed through Edgar on 10/24/2001).

e. (1) Addendum dated October 15, 2001, to Underwriting Agreement between Ariel Distributors, Inc. and Ariel Growth Fund d/b/a Ariel Investment Trust (incorporated by reference to Registrant's Post-Effective Amendment No. 25, File No. 33-7699, and filed through Edgar on 10/24/2001).

     (2) Underwriting Agreement (incorporated by reference to Registrant's Post-Effective Amendment No. 17, File No. 33-7699, and filed through Edgar on 01/24/1996).

f.   Not Applicable.

g. Custody Agreement (incorporated by reference to Registrant's Post-Effective Amendment No. 17, File No. 33-7699, and filed through Edgar on 01/24/1996).

h. Transfer Agency Contract (incorporated by reference to Registrant's Post-Effective Amendment No. 17, File No. 33-7699, and filed through Edgar on 01/24/1996).

i.   Opinion and Consent of Counsel is filed herewith.

j.   Consent of Independent Auditors is filed herewith.

k.   Not Applicable.

l.   Not Applicable.

m. Rule 12b-1 Distribution Plan (incorporated by reference to Registrant's Post-Effective Amendment No. 17, File No. 33-7699, and filed through Edgar on 01/24/1996).

n. Schedule for Computation of Performance Quotation (incorporated by reference to Registrant's Post-Effective Amendment No. 17, File No. 33-7699, and filed through Edgar on 01/24/1996).

o. (1) Plan Pursuant to Rule 18f-3 for the Ariel Premier Growth Fund (incorporated by reference to Registrant's Post-Effective Amendment No. 25, File No. 33-7699, and filed through Edgar on 10/24/2001).

     (2) Plan Pursuant to Rule 18f-3 (incorporated by reference to Registrant's Post-Effective Amendment No. 15, File No. 33-7699, and filed through Edgar on 06/06/1995).

p. (1) Code of Ethics of Lincoln Capital Fixed Income Management Company, LLC (incorporated by reference to Registrant's Post-Effective Amendment No. 28, File No. 33-7699, and filed through Edgar on 11/25/2003).

     (2) Code of Ethics of Lincoln Equity Management, LLC (incorporated by reference to Registrant's Post-Effective Amendment No. 28, File No. 33-7699, and filed through Edgar on 11/25/2003).

     (3) Code of Ethics of Investment Adviser and Principal Underwriter (incorporated by reference to Registrant's Post-Effective Amendment No. 24, File No. 33-7699, and filed through Edgar on 01/30/2001).

q. (1) Power of Attorney of James W. Atkinson, Principal Financial Officer, Principal Accounting Officer, Vice President and Treasurer is filed herewith.

     (2) Power of Attorney of Merrillyn J. Kosier, Trustee (incorporated by reference to Registrant's Post-Effective Amendment No. 28, File No. 33-7699, and filed through Edgar on 11/25/2003).

     (3) Powers of Attorney (incorporated by reference to Registrant's Post-Effective Amendments No. 16, 17, and 20, File No. 33-7699, and filed through Edgar on 08/29/1995, 01/24/1996 and 01/30/1998, respectively).

     (4) Power of Attorney of John W. Rogers, Jr., Trustee, executed as of December 29, 2000 (incorporated by reference to Registrant's Post-Effective Amendment No. 24, File No. 33-7699, and filed through Edgar on 01/30/2001).

     (5) Power of Attorney of Mellody L. Hobson, President, executed as of January 28, 2003 (incorporated by reference to Registrant's Post-Effective Amendment No. 27, File No. 33-7699, and filed through Edgar on 01/31/2003).

ITEM 24.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     Not Applicable.

ITEM 25.    INDEMNIFICATION

     Registrant's Declaration of Trust provides, in summary, that officers, trustees, employees, and agents shall be indemnified by Registrant against liabilities and expenses incurred by such persons in connection with actions, suits, or proceedings arising out of their offices or duties of employment, except that no indemnification can be made to such a person if he has been adjudged liable of willful misfeasance, bad faith, gross negligence, or reckless disregard of his duties.

     Registrant's Declaration of Trust also provides that Registrant may purchase and maintain liability insurance on behalf of any officer, trustee, employee or agent against any liabilities arising from such status. In this regard, Registrant maintains, jointly with the Adviser, a Directors & Officers (Partners) Liability Insurance policy providing Registrant and the Adviser with directors and officers liability coverage.

ITEM 26.    BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     Effective February 1, 2004, Ariel Capital Management, LLC (formerly known as Ariel Capital Management, Inc.), the Registrant's investment adviser, renders investment advisory services to individual, institutional and pension and profit-sharing plan accounts. The following directors of the adviser have been engaged in other professions and/or employment capacities of a substantial nature during the past two fiscal years, as indicated below.

                                            NAME OF COMPANY
 NAME AND TITLE WITH ADVISER          PRINCIPAL BUSINESS ADDRESS                       CAPACITY
James E. Bowman, Jr., M.D.          University of Chicago                         Professor Emeritus
Director                            Dept. of Pathology
                                    Chicago, IL  60637

Henry B. Pearsall                   Pearsall et Pere                                   Principal
Director                            1640 W. Hubbard
                                    Chicago, IL 60622

Robert I. Solomon                   Ariba, Inc.                             Director of Strategic Accounts
Director                            6 E. Scott Street, Unit #6
                                    Chicago, IL 60610

Charles A. Tribbett III             Russell Reynolds Associates             Co-Area Manager, Chicago office
                                    200 S. Wacker Drive, Suite 2900
                                    Chicago, IL 60606

David J. Vitale                     Chicago Board of Education               Chief Administrative Officer
Director                            125 S. Clark Street, 3rd Floor
                                    Chicago, IL 60603

Paula Wolff                         The Metropolis 2020                            Senior Executive
Director                            30 W. Monroe Street, 18th Floor
                                    Chicago, IL 60603

ITEM 27.    PRINCIPAL UNDERWRITERS

     (a) Ariel Distributors, Inc., located at 200 East Randolph Drive, Suite 2900, Chicago IL 60601 serves as the principal underwriter of the Registrant. Ariel Distributors, Inc. does not act as principal underwriter for any other investment company.

     (b)    Positions of Ariel Distributors' Officers and Directors:

NAME AND PRINCIPAL BUSINESS ADDRESS    POSITION(S) WITH UNDERWRITER          POSITION(S) WITH REGISTRANT
Merrillyn J. Kosier                    President and Director                Vice President

James W. Atkinson                      Vice President, Treasurer and         Vice President and Treasurer
                                       Director

Roger P. Schmitt                       Vice President and Assistant          None
                                       Secretary

Mellody L. Hobson                      Vice President, Chairperson and       Trustee and President
                                       Director

Deborah Dunston                        Vice President and Controller         None

Sheldon R. Stein                       Vice President                        Vice President and General Counsel

The business address of the above individuals is 200 East Randolph Drive, Suite 2900, Chicago, Illinois 60601.

ITEM 28.    LOCATION OF ACCOUNTS AND RECORDS.

     Shareholder records are located at the Transfer Agent, National Financial Data Services, Inc., 330 West 9th Street, 4th Floor, Kansas City, Missouri 64105.

     Portfolio accounting records are located at the Custodian, State Street Kansas City, 801 Pennsylvania BJ 4N, Kansas City, Missouri 64105.

     All other records relating to the Ariel Mutual Funds are located at State Street Kansas City, 801 Pennsylvania BJ 4N, Kansas City, Missouri 64105.

     All records required for inspection by the Securities and Exchange Commission will be made available upon reasonable notice at the offices of the Registrant, 200 East Randolph Drive, Suite 2900, Chicago, Illinois 60601

ITEM 29.    MANAGEMENT SERVICES.

     Not applicable.

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago and State of Illinois on the 29th day of January 2004.

                           ARIEL INVESTMENT TRUST

                           By:   /s/ Sheldon R. Stein
                              -------------------------------
                                 Sheldon R. Stein,
                                 Attorney-in-fact

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

        SIGNATURE                      TITLE                        DATE
Mellody L. Hobson*          Principal Executive Officer,      January 29, 2004
-----------------              President and Trustee
Mellody L. Hobson

James W. Atkinson*          Principal Financial Officer,      January 29, 2004
-----------------          Principal Accounting Officer,
James W. Atkinson          Vice President and Treasurer



                           *By:  /s/ Sheldon R. Stein
                               ------------------------------
                                 Sheldon R. Stein,
                                 Attorney-in-fact

     *Sheldon R. Stein signs this document on behalf of the Registrant pursuant to the Power of Attorney filed as Exhibit 18(a) to Post-Effective Amendment No.16 and the foregoing officers pursuant to the Power of Attorney filed herewith as Exhibit 23(q)(1), the Power of Attorney filed as Exhibit 23(o) to Post-Effective Amendment No. 27 and Powers of Attorney filed as Exhibit 18(a) to Post-Effective Amendments No. 17 and 20.

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

        SIGNATURE                      TITLE                                  DATE
Mario Baeza*                          Trustee                           January 29, 2004
------------
Mario Baeza

James Compton*                        Trustee                           January 29, 2004
--------------
James Compton

William C. Dietrich*                  Trustee                           January 29, 2004
--------------------
William C. Dietrich

Royce N. Flippin, Jr.*                Trustee                           January 29, 2004
----------------------
Royce N. Flippin, Jr.

John G. Guffey, Jr.*                  Trustee                           January 29, 2004
--------------------
John G. Guffey, Jr.

Christopher G. Kennedy*               Trustee                           January 29, 2004
-----------------------
Christopher G. Kennedy

Bert N. Mitchell*                    Chairman                           January 29, 2004
-----------------
Bert N. Mitchell

Mellody Hobson*                       Trustee                           January 29, 2004
---------------
Mellody Hobson

Merrillyn J. Kosier*                  Trustee                           January 29, 2004
--------------------
Merrillyn J. Kosier

John W. Rogers, Jr.*                  Trustee                           January 29, 2004
--------------------
John W. Rogers, Jr.


                           *By:  /s/ Sheldon R. Stein
                               ------------------------------
                                 Sheldon R. Stein,
                                 Attorney-in-fact

     *Sheldon R. Stein signs this document on behalf of each of the foregoing persons pursuant to the Powers of Attorney filed as Exhibit 18(a) to Post-Effective Amendments No. 17 and 20, Exhibit 23(o) to Post-Effective Amendment No. 24, Exhibit 23(o) to Post Effective Amendment No. 27 and Exhibit 23(q) to Post-Effective Amendment No. 28.